UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21506

Name of Fund:  BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Capital

             and Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the period and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

For the two-month period ended December 31, 2014

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.079835	—	$1.308083	$0.022081	$1.410000	6%	0%	93%	1%	100%
CII*	$0.031144	—	—	$0.168856	$0.200000	16%	0%	0%	84%	100%
BDJ*	$0.030852	—	—	$0.062548	$0.093400	33%	0%	0%	67%	100%
BOE*	—	—	—	$0.200900	$0.200900	0%	0%	0%	100%	100%
BME	—	$0.220498	$2.475282	$0.004220	$2.700000	0%	8%	92%	0%	100%
BGY*	—	—	—	$0.105000	$0.105000	0%	0%	0%	100%	100%
BCX*	$0.014048	—	—	$0.140152	$0.154200	9%	0%	0%	91%	100%
BST*	—	—	—	$0.100000	$0.100000	0%	0%	0%	100%	100%
BUI*	$0.093279	—	$0.034561	$0.114160	$0.242000	39%	0%	14%	47%	100%

*	Certain Trusts estimate they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for each Trust, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis as of December 31, 2014:

Exchange Symbol	Amount Per Common Share
BGR	$0.1350
CII	$0.1000
BDJ	$0.0467
BOE	$0.0970
BME	$0.1650
BGY	$0.0490
BCX	$0.0771
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	DECEMBER 31, 2014

ANNUAL REPORT	DECEMBER 31, 2014	3

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

ANNUAL REPORT	DECEMBER 31, 2014	5

Trust Summary as of December 31, 2014	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (10.18)% based on market price and (9.06)% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of (6.82)% based on market price and (6.75)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The price of oil fell sharply during the two-month period due to the combination of falling demand, weaker economic growth expectations, continued supply strength and OPEC’s announcement that it would not cut production. The Trust’s holding in Encana Corp. was the largest detractor from returns as the company’s growth rate appeared to be at risk from the lower oil price.

•

The Trust’s investment in the energy distribution company Enbridge, Inc. was the largest contributor to absolute performance. The market reacted favorably to the company’s announcement of a $17 billion restructuring program and a 33% increase in its quarterly dividend.

•	The Trust’s holding in Cairn Energy PLC also benefited absolute returns, as the company announced a second discovery off the coast of Senegal during the period.

•	The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance during the period.

•

The Trust held an above-average cash balance at the close of the period in order to manage risk in the weak market. Given the decline in the resources sector during the period, the elevated cash position had a positive impact on absolute performance.

Describe recent portfolio activity.

•

The Trust initiated a position in the U.S.-focused oil producer Marathon Oil Corp. during the period. The Trust sold its positions in the coal producer Consol Energy, Inc. and the energy distribution company TransCanada Corp. based on valuation. It also exited its position in the offshore oil-service company Cameron International Corp. due to concerns that the company’s business model will be particularly challenged by the environment of lower oil prices.

Describe portfolio positioning at period end.

•

As of period end, the Trust held its largest allocations in the integrated oil & gas and exploration & production sub-industries, with smaller allocations to oil services, distribution, and refining & marketing stocks. The Trust was underweight in the oil services industry, which stands to suffer from producers’ reduced spending on capital expenditures. The Trust continued to emphasize companies with strong balance sheets, high-quality assets and low costs of production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($19.95)[1]	8.12%
Current Monthly Distribution per Common Share[2]	$0.135
Current Annualized Distribution per Common Share[2]	$1.620

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$19.95	$23.78	(16.11)%	$23.98	$19.66
Net Asset Value	$21.15	$24.90	(15.06)%	$25.06	$20.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Exxon Mobil Corp.	12%
Royal Dutch Shell PLC, A Shares - ADR	11
Chevron Corp.	11
ConocoPhillips	7
Anadarko Petroleum Corp.	5
Total SA	5
Enbridge, Inc.	4
Devon Energy Corp.	4
EOG Resources, Inc.	3
Schlumberger Ltd.	3

Industry Allocation	12/31/14	10/31/14

Oil, Gas & Consumable Fuels	96%	91%
Energy Equipment & Services	4%	9

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	7

Trust Summary as of December 31, 2014	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (4.88)% based on market price and 2.69% based on NAV. For the same period, the benchmark S&P 500® Value Index returned 2.84%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Stock selection across multiple sectors, including consumer discretionary, information technology (“IT”) and energy, detracted from relative returns. Within the consumer discretionary sector, a position in Sinclair Broadcasting Group, Inc. proved costly as the stock could not keep pace with the broader market during the period. In the IT sector, the strategy’s emphasis on higher-growth technology companies such as Google, Inc. and Apple, Inc. detracted from performance as value-oriented stocks, including Intel Corp. and Cisco Systems, Inc., produced strong relative performance. Lastly, the energy stocks Suncor Energy, Inc., Linn Energy LLC and HollyFrontier Corp. posted declines as falling crude oil prices resulted in significant selling pressure across the sector.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from performance during the period.

•

Relative to the S&P 500 Value Index, sector allocation decisions made the largest contribution to performance. Underweights in the energy and telecommunications services sectors, combined with overweights in consumer discretionary and IT, had the largest positive impact on relative performance. While overall stock selection detracted from results, gains in several long-term holdings, including Japan Airlines Co. Ltd., the mortgage title insurer FNF Group, Inc. and the technology company Leidos Holdings, Inc. helped overall returns. Like other transportation stocks, Japan Airlines was a direct beneficiary of the recent oil price decline.

Describe recent portfolio activity.

•

No new positions were initiated, but the Trust did increase exposure to select high conviction holdings, including Orbitz Worldwide, Inc. and FNF Group, Inc. These additions were funded out of portfolio cash as well as reductions in longer-term fund holdings that were approaching the investment manager’s price targets. Positions in American International Group, Inc. and JP Morgan Chase & Co. within financials and Pfizer, Inc. and Johnson & Johnson in health care were sold during the period. These changes did not have meaningful impact on the Trust’s overall positioning.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Value Index, the Trust ended the period overweight in the consumer discretionary and information technology sectors, reflecting the investment manager’s highest-conviction ideas. The Trust was underweight in the defensive areas of the market, such as the utilities and consumer staples sectors, due to their high valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Enhanced Capital and Income Fund, Inc.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($13.97)[1]	8.59%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$13.97	$14.89	(6.18)%	$15.08	$13.97
Net Asset Value	$15.67	$15.47	1.29%	$15.87	$15.13

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Japan Airlines Co. Ltd.	5%
UnitedHealth Group, Inc.	5
Apple, Inc.	5
Sinclair Broadcast Group, Inc., Class A	4
Orbitz Worldwide, Inc.	4
CF Industries Holdings, Inc.	4
FNF Group	3
American International Group, Inc.	3
Suncor Energy, Inc.	3
Samsung Electronics Co. Ltd.	3

Sector Allocation	12/31/14	10/31/14

Information Technology	21%	20%
Consumer Discretionary	20	19
Financials	20	21
Health Care	14	15
Industrials	9	8
Energy	6	7
Materials	4	4
Consumer Staples	3	3
Telecommunication Services	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	9

Trust Summary as of December 31, 2014	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On July 30, 2014, the Boards of the Trust and BlackRock Dividend Income Trust (“BQY”) approved the reorganization of BQY with and in to the Trust, with the Trust continuing as the surviving fund after the reorganization. At a special meeting of shareholders on November 10, 2014, the shareholders of BQY approved the reorganization of BQY with and in to the Trust. The reorganization was completed on December 8, 2014.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (1.65)% based on market price and 1.69% based on NAV. For the same period, the Russell 1000® Value Index returned 2.67%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributor to relative performance for the period was the combination of stock selection in, and an underweight to, the energy sector. Notably, the Trust’s large-cap posture and limited exposure to the exploration & production industry assisted relative returns amid the sharp sell-off in crude oil. Stock selection in the industrials sector also added to relative performance as the Trust’s position in 3M Co., which is not held in the benchmark, outperformed on the strength of an upbeat 2015 outlook and an increase to its dividend. Stock selection in materials and an overweight in the consumer discretionary sector also contributed to relative performance.

•

The largest detractor from relative returns was stock selection in information technology, notably the Trust’s position in the non-benchmark holding QUALCOMM, Inc. and the lack of a position in the benchmark holding Cisco Systems, Inc. Stock selection in the consumer staples and consumer discretionary sectors also hurt relative returns, as did a combination of stock selection and an underweight in the financials sector. Lastly, stock selection in health care modestly dampened relative performance for the period.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

Portfolio activity was driven by the merger of the BlackRock Dividend Income Trust into the BlackRock Enhanced Equity Dividend Trust, which took place in December 2014. Relatively few active changes were made to the Trust during the reporting period. Notably, the Trust initiated a position in Kroger Co., the second-largest supermarket chain in the United States. The investment manager believes Kroger stands out from other grocers due to its scale, strong local market positions, broad private brand portfolio and its consistent history of positive same-store sales. Additionally, the Trust initiated a position in Becton, Dickinson & Co. and eliminated its position in Mattel, Inc.

Describe portfolio positioning at period end.

•

As of the end of the period, the Trust’s largest sector allocations on an absolute basis were in financials, industrials, health care, consumer discretionary and energy. The Trust remained positioned in high-quality stocks with an emphasis on those that provide relative protection and growth of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($8.12)[1]	6.90%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$8.12	$8.35	(2.75)%	$8.47	$7.96
Net Asset Value	$9.24	$9.19	0.54%	$9.35	$8.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Wells Fargo & Co.	4%
JPMorgan Chase & Co.	3
The Home Depot, Inc.	3
Comcast Corp., Special Class A	3
General Electric Co.	3
Merck & Co., Inc.	2
Pfizer, Inc.	2
Raytheon Co.	2
The Procter & Gamble Co.	2
Microsoft Corp.	2

Sector Allocation	12/31/14	10/31/14

Financials	27%	27%
Industrials	15	15
Health Care	10	10
Consumer Discretionary	10	10
Energy	9	10
Consumer Staples	9	8
Information Technology	7	7
Utilities	6	6
Materials	5	5
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	11

Trust Summary as of December 31, 2014	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (4.82)% based on market price and (0.27)% based on NAV. All returns reflect reinvestment of dividends. For the same period, the benchmark MSCI All Country World Index posted a return of (0.29)%. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

For financial reporting purposes, the values of Palantir Technologies, Inc. and Uber Technologies, Inc. were updated to incorporate information relative to those investments that became available after the report date. Accordingly, the NAV per share and total return performance presented herein are different than the information previously published on December 31, 2014.

What factors influenced performance?

•

The most notable contributor to relative performance was stock selection in the health care sector, particularly holdings within the biotechnology segment, which outperformed on strong earnings. Stock selection in the telecommunication services (“telecom”) sector also contributed, particularly exposure to integrated telecom firms that benefited from healthy earnings and several upgrades of earnings forecasts by analysts.

•	The primary detractor from relative performance was stock selection in the financials sector, particularly within the diversified real estate activities sub-industry. Stock selection in the industrials sector also detracted, specifically exposure to the construction & engineering segment, which was negatively impacted by the significant decline in energy prices over the latter part of 2014.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

During the period, the Trust reduced its exposure to the financials and energy sectors due to interest rate trends and continued downward pressure on the price of oil, respectively. The proceeds were used to increase exposure to more tactical opportunities in information technology and telecom. Regionally, the Trust reduced its exposure to the developed Americas and Japan, and added to its holdings in developed Europe and emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period overweight in the Europe and emerging Asia, and underweight in developed Americas. From a sector perspective, the Trust was most notably overweight in technology and healthcare, while the most significant underweights were in materials and industrials services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($13.13)[1]	8.87%
Current Monthly Distribution per Common Share[2]	$0.097
Current Annualized Distribution per Common Share[2]	$1.164

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$13.13	$14.00	(6.21)%	$14.23	$13.10
Net Asset Value	$15.27	$15.54	(1.74)%	$15.66	$14.88

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Apple, Inc.	3%
Royal Dutch Shell PLC, A Shares — ADR	2
Citigroup, Inc.	2
Anheuser-Busch InBev NV	2
Comcast Corp., Class A	2
The Hartford Financial Services Group, Inc.	1
Novartis AG	1
AIA Group Ltd.	1
Altria Group, Inc.	1
Roper Industries, Inc.	1

Geographic Allocation	12/31/14	10/31/14

United States	55%	57%
United Kingdom	8	7
Japan	5	5
France	4	4
Germany	3	3
Switzerland	3	2
China	3	3
Other[3]	19	19

[3]

Other includes a 2% holding or less in each of the following countries; South Korea, India, Netherlands, Hong Kong, Belgium, Spain, Sweden, Ireland, Italy, Canada, Indonesia, South Africa, Peru, Mexico, New Zealand, Taiwan and Greece.

ANNUAL REPORT	DECEMBER 31, 2014	13

Trust Summary as of December 31, 2014	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned 10.07% based on market price and 2.38% based on NAV. For the same period, the Russell 3000® Healthcare Index returned 2.53%. All returns reflect reinvestment of dividends and/or distributions. The Trust’s premium to NAV, which widened during the two-month period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust benefited from stock selection in the biotechnology industry during the period. Among the top contributors to performance were Alkermes PLC, which reported solid financial results and benefited from improving expectations regarding its new-product pipeline, and Receptos, Inc., which reported positive clinical data for its multiple sclerosis and ulcerative colitis drugs. Positions in Agios Pharmaceuticals, Inc. and BioMarin Pharmaceutical, Inc. also performed well behind positive clinical developments for drugs focused on cancer and rare diseases, respectively. An underweight position in Gilead Sciences, Inc., which was hampered by increased competition for its Hepatitis-C drug, was an additional positive for relative performance.

•

Stock selection in the health care providers & services industry was a modest detractor from relative performance. An underweight position in Express Scripts Holding Company detracted as the stock rebounded after reporting solid third quarter results. The Trust’s positions in the life sciences tools industry also detracted from performance, as did its stock selection in the pharmaceuticals industry. In the latter group, the Trust was affected by the weakness in several of its non-U.S. positions, such as Roche Holding AG, Chugai Pharmaceutical Co. Ltd., AstraZeneca PLC, Bayer AG and Novartis AG.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance during the period.

Describe recent portfolio activity.

•

During the two-month period, the Trust’s industry allocations generally stayed in line with their allocations at the prior fiscal year end on October 31, 2014. The Trust slightly increased its weighting in the biotechnology industry, while its weightings in the remaining health care sub-sectors (health care providers & services, health care equipment & supplies and pharmaceuticals) were unchanged. These allocations were the byproduct of the Trust’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•

The Trust continues to focus on identifying innovative companies. Accordingly, its three largest allocations at period end were to the biotechnology, health care equipment & supplies and pharmaceuticals industries, where favorable trends in the innovation cycle have supported positive secular growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($42.70)[1]	4.64%
Current Monthly Distribution per Common Share[2]	$0.165
Current Annualized Distribution per Common Share[2]	$1.980

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$42.70	$41.37	3.21%	$46.74	$39.10
Net Asset Value	$38.61	$40.22	(4.00)%	$41.83	$38.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Celgene Corp.	3%
AbbVie, Inc.	3
Biogen Idec, Inc.	3
Amgen, Inc.	3
Alexion Pharmaceuticals, Inc.	3
UnitedHealth Group, Inc.	3
Johnson & Johnson	3
Novartis AG	2
Merck & Co., Inc.	2
Actavis PLC	2

Industry Allocation	12/31/14	10/31/14

Pharmaceuticals	34%	34%
Biotechnology	30	28
Health Care Equipment & Supplies	18	18
Health Care Providers & Services	14	14
Life Sciences Tools & Services	3	4
Other[3]	1	2

[3]	Other includes a 1% holding or less in each of the following industries; Health Care Technology and Chemicals.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	15

Trust Summary as of December 31, 2014	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (5.77)% based on market price and (2.10)% based on NAV. For the same period, the MSCI All Country World Index ex-US returned (2.91)%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Stock selection in the life & health insurance segment of the financials sector detracted from performance. In particular, shares of Delta Lloyd Group fell after the Dutch insurance company reported decreased premium income as well as weaker flows into its asset management business. The next largest detractor came from stock selection in the renewable electricity portion of the materials sector, as shares of the Spanish multinational Abengoa Yield plc fell. The Trust sold the position due to management concerns with respect to Abengoa Yield’s parent company.

•

An underweight position in the oil, gas & consumable fuels segment of the energy sector was the primary contributor to relative performance, as these companies were impacted by falling oil prices. Weakness among these stocks may continue for the short term, but a recovery in energy prices over time is likely, and the Trust will consider adding to the segment once the current downward trend shows signs of reversing. Stock selection in the airlines segment of the industrials sector was the next largest contributor to performance. In particular, shares of Ryanair Holdings plc rallied following a positive earnings revision, an analyst upgrade and a decline in fuel prices that boosted the outlook for the segment.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance during the period.

Describe recent portfolio activity.

•

During the period, the Trust trimmed positions in the consumer discretionary and energy sectors, and used the proceeds to add exposure in the health care and financials sectors. Regionally, the Trust reduced its exposure to Japan, and used the proceeds to add to holdings in developed Europe and emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period overweight in the United States and Europe, and underweight in Asia. From a sector perspective, the Trust was most notably overweight in consumer discretionary and staples, while the most significant underweights were in utilities and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($6.74)[1]	8.72%
Current Monthly Distribution per Common Share[2]	$0.049
Current Annualized Distribution per Common Share[2]	$0.588

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$6.74	$7.26	(7.16)%	$7.47	$6.73
Net Asset Value	$7.61	$7.89	(3.55)%	$7.89	$7.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Novartis AG	4%
Roche Holding AG	3
Baidu, Inc. — ADR	3
Anheuser-Busch InBev NV	3
Royal Dutch Shell PLC, A Shares	2
Imperial Tobacco Group PLC	2
AstraZeneca PLC	2
Teva Pharmaceutical Industries Ltd. — ADR	2
Qunar Cayman Islands Ltd. — ADR	2
Liberty Global PLC, Class A	2

Geographic Allocation	12/31/14	10/31/14

United Kingdom	19%	17%
Japan	10	13
China	9	8
Switzerland	9	10
France	6	5
Canada	6	5
Ireland	5	5
Other[3]	36	37

[3]

Other includes a 4% holding or less in each of the following countries; United States, Germany, India, Hong Kong, Netherlands, Italy, Belgium, Spain, Israel, Taiwan, Sweden, South Africa, Indonesia, Mexico, New Zealand, Peru, South Korea and Norway.

ANNUAL REPORT	DECEMBER 31, 2014	17

Trust Summary as of December 31, 2014	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

On July 30, 2014, the Boards of each of the Trust, BlackRock Real Asset Equity Trust (“BCF”) and BlackRock EcoSolutions Investment Trust (“BQR”) approved the reorganizations of BCF and BQR with and in to the Trust, with the Trust continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on November 10, 2014, the shareholders of the Trust, BCF and BQR approved the reorganizations of BCF and BQR with and in to the Trust. The reorganization was completed on December 8, 2014.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned (8.53)% based on market price and (5.20)% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of (6.82)% based on market price and (6.75)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The agribusiness company Archer-Daniels-Midland Co. performed well during the period following the announcement of better-than-expected profits. The company’s earnings were supported by strong margins in its ethanol, seed-crushing and corn sweetener businesses. The company also announced that it expected to repurchase ten million shares on top of its existing 18 million share buyback program. This news was well received by the market, and the stock was a strong contributor to absolute performance during the period.

•

The price of oil declined sharply during the period, weighing on the performance of mining companies with energy components to their businesses, such as BHP Billiton Ltd. and Freeport-McMoRan Inc. Falling oil prices also negatively impacted the Trust’s position in Canadian Oil Sands Ltd. Canadian Oil Sands Ltd. has relatively high operational costs, which meant that the stock was disproportionately impacted by the weakness in oil. In addition, the market reacted negatively to the company’s release of its 2015 outlook. While the company anticipated increased production growth, its growth estimate was below expectations and it announced a cut to its dividend.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance during the period.

Describe recent portfolio activity.

•

Within the mining sector, the Trust reduced its exposure to producers of bulk commodities in favor of base metal companies, which reflected the widening gap between the fundamentals of the two commodity groups. The Trust added to MMC Norilsk Nickel within its base metals allocation. The company has benefited from the weakening Russian ruble given that the majority of its costs are based in the currency.

•	In the agriculture space, the Trust rotated its fertilizer exposure by initiating a position in the nitrogen fertilizer producer Yara International ASA.

Describe portfolio positioning at period end.

•

The energy sector was the Trust’s largest allocation as of period end, followed by agriculture-related and metals & mining stocks, respectively. This positioning reflects the relative outlooks and valuations for each of these segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($ 9.71)[1]	9.53%
Current Monthly Distribution per Common Share[2]	$0.0771
Current Annualized Distribution per Common Share[2]	$0.9252

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$9.71	$10.78	(9.93)%	$10.87	$9.18
Net Asset Value	$11.67	$12.50	(6.64)%	$12.66	$11.11

Market Price and Net Asset Value History Since Inception

[3]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Exxon Mobil Corp.	6%
Chevron Corp.	6
Monsanto Co.	4
ConocoPhillips	4
Royal Dutch Shell PLC, Class A - ADR	4
Weyerhaeuser Co.	3
Potash Corp. of Saskatchewan, Inc.	3
CF Industries Holdings, Inc.	2
Syngenta AG	2
The Mosaic Co.	2

Industry Allocation	12/31/14	10/31/14

Oil, Gas & Consumable Fuels	35%	44%
Chemicals	23	13
Metals & Mining	21	23
Food Products	9	15
Other[4]	12	5

[4]

Other includes a 3% holding or less in each of the following industries; Paper & Forest Products, Real Estate Investment Trusts (REITs), Water Utilities, Energy Equipment & Services, Food & Staples Retailing, Machinery, Multi-Utilities, Electrical Equipment, Industrial Conglomerates, Electric Utilities, Independent Power and Renewable Electricity Producers, Commercial Services & Supplies, Semiconductors & Semiconductor Equipment, Auto Components, Building Products, Electronic Equipment, Instruments & Components and Construction & Engineering.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	19

Trust Summary as of December 31, 2014	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of science and technology companies and equity derivatives with exposure to companies in the science and technology industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($17.59)[1]	6.82%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/30/14	Change	High	Low
Market Price	$17.59	$20.00	(12.05)%	$20.25	$16.50
Net Asset Value	$19.43	$19.10	1.73%	$19.68	$18.87

20	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Science and Technology Trust

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Microsoft Corp.	7%
Apple, Inc.	5
Google, Inc., Class A	4
Facebook, Inc., Class A	4
Alibaba Group Holding - ADR	3
Tencent Holdings Ltd.	2
Oracle Corp.	2
MasterCard, Inc., Class A	2
Visa, Inc., Class A	2
Intel Corp.	2

Industry Allocation	12/31/14

Internet Software & Services	25%
Software	19
Semiconductors & Semiconductor Equipment	17
Technology Hardware, Storage & Peripherals	12
IT Services	10
Other[2]	17

[2]

Other includes a 4% holding or less in each of the following industries; Internet & Catalog Retail, Media, Electronic Equipment, Instruments & Components, Household Durables, Wireless Telecommunication Services, Real Estate Investment Trust (REITs), Communications Equipment, Commercial Services & Supplies and Diversified Financial Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	21

Trust Summary as of December 31, 2014	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the two-month period ended December 31, 2014, the Trust returned 4.82% based on market price and 1.50% based on NAV. For the same period, the closed-end Lipper Utility Funds category posted an average return of 0.63% based on market price and (0.32)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Broadly, U.S. utilities continued to benefit from falling U.S. interest rates, investors’ search for yield and strong power demand. These factors led stocks higher over the two-month period. The Trust’s exposure to master limited partnerships (“MLPs”) within the energy sector was the largest contributor to performance, led by Dominion Midstream Partners LP and Shell Midstream Partners LP. Exposure to the electric utilities and multi- utilities industries also added to absolute returns.

•

Conversely, the largest detractor from performance was the Trust’s exposure to the independent power and renewable energy industry. The industry traded lower given the steep decline in crude oil prices and the potential impact this may have on the cost effectiveness of renewable energy sources. Notable detractors in the space include NRG Energy, Inc., Pattern Energy Group, Inc. and Enel Green Power SpA. Stock selection in both the construction & engineering and diversified telecommunication services industries had a marginally negative impact on returns.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance for the period.

Describe recent portfolio activity.

•

During the two-month period, the Trust increased its electric utilities exposure by adding to existing positions in PPL Corp. and Pinnacle West Capital Corp. Additionally, multi-utilities exposure was increased by initiating a position in Consolidated Edison, Inc. A pair of Japanese transportation infrastructure companies were added to the portfolio, Japan Airport Terminal Co. Ltd. and East Japan Railway Co. Conversely, MLP exposure was selectively reduced during the period, by trimming positions in Enterprise Products Partners LP, Dominion Midstream Partners LP and Magellan Midstream Partners LP.

Describe Trust positioning at period end.

•

At period end, the utilities sector accounted for approximately one-half of the Trust’s assets, with holdings concentrated in the U.S. electric and multi-utilities industries. The Trust’s second largest exposure was to MLPs, based on attractive fundamentals and healthy dividend yields in the space. The managers remained mindful of the risks presented by the potential for rising U.S. interest rates and changes in the local environments in which the companies held by the Trust operate. As a result, the Trust was positioned with an eye towards diversification across multiple geographic and regulatory environments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	DECEMBER 31, 2014

BlackRock Utility and Infrastructure Trust

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2014 ($20.74)[1]	7.00%
Current Monthly Distribution per Common Share[2]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/14	10/31/14	Change	High	Low
Market Price	$20.74	$20.02	3.60%	$20.97	$19.76
Net Asset Value	$22.47	$22.40	0.31%	$22.71	$21.35

Market Price and Net Asset Value History Since Inception

[3]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	12/31/14

Shell Midstream Partners LP	5%
NextEra Energy, Inc.	4
American Tower Corp.	4
CMS Energy Corp.	4
National Grid PLC	4
Dominion Midstream Partners LP	4
Duke Energy Corp.	4
Dominion Resources, Inc.	3
American Water Works Co., Inc.	3
Atlantia SpA	3

Industry Allocation	12/31/14	10/31/14
Oil, Gas & Consumable Fuels	28%	29%
Multi-Utilities	22	21
Electric Utilities	21	21
Transportation Infrastructure	12	12
Other[4]	17	17

[4]

Other includes a 7% holding or less in each of the following industries; Diversified Telecommunication Services, Construction & Engineering, Real Estate Investment Trust (REITs), Water Utilities, Independent Power and Renewable Electricity Producers, Media, Gas Utilities, Road & Rail and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2014	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 3.9%
Halliburton Co.	144,500	$5,683,185
Schlumberger Ltd. (a)	221,124	18,886,201

		24,569,386
Oil, Gas & Consumable Fuels — 91.4%
Anadarko Petroleum Corp. (a)	354,333	29,232,472
BG Group PLC	425,710	5,696,736
BP PLC	1,997,000	12,676,132
Cabot Oil & Gas Corp. (a)	486,000	14,390,460
Cairn Energy PLC (b)	1,768,600	4,888,340
Canadian Natural Resources Ltd.	280,400	8,669,279
Canadian Oil Sands Ltd.	301,113	2,700,635
Chevron Corp. (a)	603,828	67,737,425
Cimarex Energy Co. (a)	109,300	11,585,800
ConocoPhillips (a)	570,700	39,412,542
Devon Energy Corp. (a)	344,900	21,111,329
Enbridge, Inc. (a)	440,100	22,630,034
Encana Corp.	1,053,800	14,666,850
EOG Resources, Inc. (a)	216,900	19,969,983
Exxon Mobil Corp. (a)(c)	754,800	69,781,260
Imperial Oil Ltd. (a)	186,800	8,047,289
Kosmos Energy Ltd. (b)	1,018,807	8,547,791
Marathon Oil Corp. (a)	609,500	17,242,755
Murphy Oil Corp. (a)	172,200	8,699,544
Noble Energy, Inc.	298,392	14,152,732
Oil Search Ltd.	2,127,763	13,644,471
Phillips 66 (a)	177,500	12,726,750
Pioneer Natural Resources Co. (a)	87,100	12,964,835

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.	224,500	$11,999,525
Royal Dutch Shell PLC, A Shares — ADR	1,023,300	68,509,935
Southwestern Energy Co. (a)(b)	508,100	13,866,049
Statoil ASA	727,626	12,811,192
Total SA	532,200	27,265,751

		575,627,896
Total Long-Term Investments (Cost — $635,275,403) — 95.3%		600,197,282

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	35,462,798	35,462,798
Total Short-Term Securities (Cost — $35,462,798) — 5.7%		35,462,798
Total Investments Before Options Written (Cost — $670,738,201) — 101.0%		635,660,080

Options Written
(Premiums Received — $2,703,505) — (0.3)%		(1,574,557)
Total Investments Net of Options Written — 100.7%		634,085,523
Liabilities in Excess of Other Assets — (0.7)%		(4,482,569)

Net Assets — 100.0%		$629,602,954

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Represents the current yield as of report date.

(e)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,796,554	23,666,244	35,462,798	$1,816	$2,544

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GDR	Global Depositary Receipts	SEK	Swedish Krona
BRL	Brazil Real	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwan Dollar
CHF	Swiss Franc	KRW	Korean Won	USD	U.S. Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

•	As of December 31, 2014, exchange-traded options written as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
ConocoPhillips	Call	USD	73.50	1/02/15	948	$(4,740)
Marathon Oil Corp.	Call	USD	34.00	1/02/15	894	(4,470)
Phillips 66	Call	USD	80.00	1/02/15	327	(4,905)
Anadarko Petroleum Corp.	Call	USD	100.00	1/17/15	649	(7,139)
Cabot Oil & Gas Corp.	Call	USD	36.25	1/17/15	595	(2,975)
Chevron Corp.	Call	USD	120.00	1/17/15	1,000	(9,500)
Cimarex Energy Co.	Call	USD	125.00	1/17/15	383	(6,702)
ConocoPhillips	Call	USD	75.00	1/17/15	948	(17,064)
Devon Energy Corp.	Call	USD	70.00	1/17/15	350	(2,275)
Enbridge, Inc.	Call	CAD	60.00	1/17/15	523	(48,843)
EOG Resources, Inc.	Call	USD	100.00	1/17/15	379	(14,971)
Exxon Mobil Corp.	Call	USD	97.50	1/17/15	692	(10,380)
Imperial Oil Ltd.	Call	CAD	56.00	1/17/15	343	(3,395)
Murphy Oil Corp.	Call	USD	57.50	1/17/15	300	(6,000)
Phillips 66	Call	USD	80.00	1/17/15	325	(4,875)
Pioneer Natural Resources Co.	Call	USD	195.00	1/17/15	100	(3,000)
Schlumberger Ltd.	Call	USD	100.00	1/17/15	150	(450)
Chevron Corp.	Call	USD	111.00	1/23/15	406	(130,935)
Exxon Mobil Corp.	Call	USD	95.00	1/23/15	309	(25,029)
Schlumberger Ltd.	Call	USD	94.00	1/23/15	662	(22,177)
Exxon Mobil Corp.	Call	USD	93.00	1/30/15	782	(152,881)
Anadarko Petroleum Corp.	Call	USD	92.50	2/20/15	236	(38,940)
Exxon Mobil Corp.	Call	USD	95.00	2/20/15	859	(124,555)
Imperial Oil Ltd.	Call	CAD	54.00	2/20/15	310	(24,014)
Total						$(670,215)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
BP PLC	Deutsche Bank AG	Call	GBP	4.46	1/06/15	367,000	$(62)
Oil Search Ltd.	UBS AG	Call	AUD	8.73	1/06/15	364,000	(110)
Cabot Oil & Gas Corp.	Credit Suisse International	Call	USD	34.89	1/08/15	59,500	(33)
Total SA	Morgan Stanley & Co. International PLC	Call	EUR	47.67	1/08/15	64,000	(36)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	52.55	1/09/15	83,000	(515,457)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	52.70	1/09/15	26,000	(158,141)
Oil Search Ltd.	UBS AG	Call	AUD	8.73	1/14/15	364,000	(2,558)
Statoil ASA	Goldman Sachs International	Call	NOK	153.67	1/21/15	270,000	(20,676)
BP PLC	Deutsche Bank AG	Call	GBP	4.46	1/22/15	367,000	(7,527)
Total SA	Goldman Sachs International	Call	EUR	42.97	2/03/15	64,000	(102,236)
Total SA	Goldman Sachs International	Call	EUR	43.76	2/13/15	67,400	(97,506)
Total							$(904,342)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$24,569,386	—	—	$24,569,386
Oil, Gas & Consumable Fuels	498,645,274	$76,982,622	—	575,627,896
Short-Term Securities	35,462,798	—	—	35,462,798

Total	$558,677,458	$76,982,622	—	$635,660,080

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(670,215)	$(904,342)	—	$(1,574,557)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,930	—	—	$6,930
Foreign currency at value	65,835	—	—	65,835

Total	$72,765	—	—	$72,765

During the period ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments December 31, 2014	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.0%
Royal Mail PLC	11,200	$74,636
Airlines — 6.6%
Japan Airlines Co. Ltd.	1,161,600	34,440,344
United Continental Holdings, Inc. (a)(b)	169,100	11,311,099

		45,751,443
Auto Components — 2.2%
The Goodyear Tire & Rubber Co. (b)	528,600	15,102,102
Automobiles — 2.6%
Bayerische Motoren Werke AG	53,800	4,416,442
General Motors Co. (b)	314,400	10,975,704
Renault SA	36,400	2,651,248

		18,043,394
Banks — 3.4%
Citigroup, Inc. (b)(c)	186,130	10,071,494
JPMorgan Chase & Co. (b)	219,790	13,754,458

		23,825,952
Beverages — 0.5%
PepsiCo, Inc. (b)	36,800	3,479,808
Biotechnology — 0.4%
Gilead Sciences, Inc. (a)(b)	33,300	3,138,858
Building Products — 1.6%
Owens Corning (b)	301,100	10,782,391
Capital Markets — 0.8%
Atlas Mara Co-Nvest Ltd. (a)	359,364	3,006,515
Legg Mason, Inc. (b)	50,540	2,697,320

		5,703,835
Chemicals — 3.6%
CF Industries Holdings, Inc. (b)	91,300	24,882,902
Communications Equipment — 0.8%
QUALCOMM, Inc. (b)	70,500	5,240,265
Consumer Finance — 3.9%
Ally Financial, Inc. (a)(b)	502,400	11,866,688
Discover Financial Services (b)(c)	161,400	10,570,086
Springleaf Holdings, Inc. (a)	134,300	4,857,631

		27,294,405
Diversified Consumer Services — 0.5%
Houghton Mifflin Harcourt Co. (a)	154,985	3,209,739
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)(b)	74,200	11,141,130
FNFV Group (a)	232,710	3,662,855

		14,803,985
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc. (b)	161,610	7,560,116
Energy Equipment & Services — 0.7%
Noble Corp PLC (b)	164,900	2,732,393
Transocean Ltd. (b)(d)	117,200	2,148,276

		4,880,669
Food & Staples Retailing — 2.6%
METRO AG (a)	402,600	12,306,592
Wal-Mart Stores, Inc. (b)	18,400	1,580,192
Whole Foods Market, Inc. (b)	87,950	4,434,439

		18,321,223
Health Care Providers & Services — 5.9%
Express Scripts Holding Co. (a)(b)	78,700	6,663,529

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
UnitedHealth Group, Inc. (b)	337,800	$34,148,202

		40,811,731
Industrial Conglomerates — 0.3%
3M Co. (b)	12,900	2,119,728
Insurance — 7.9%
The Allstate Corp. (b)	112,630	7,912,258
American International Group, Inc. (b)	408,110	22,858,241
FNF Group (b)	687,700	23,691,265

		54,461,764
Internet & Catalog Retail — 6.3%
Expedia, Inc. (b)	168,350	14,370,356
Orbitz Worldwide, Inc. (a)(b)	3,592,000	29,562,160

		43,932,516
Internet Software & Services — 4.5%
eBay, Inc. (a)(b)	209,200	11,740,304
Google, Inc., Class A (a)(b)	12,001	6,368,451
Google, Inc., Class C (a)(b)	10,301	5,422,446
Yahoo!, Inc. (a)(b)	150,300	7,591,653

		31,122,854
IT Services — 5.4%
Leidos Holdings, Inc. (b)	383,500	16,689,920
Science Applications International Corp.	169,492	8,394,939
ServiceSource International, Inc. (a)	1,377,930	6,448,712
Visa, Inc., Class A (b)	22,700	5,951,940

		37,485,511
Leisure Products — 0.2%
Brunswick Corp.	29,500	1,512,170
Media — 8.4%
CBS Corp., Class B	28,200	1,560,588
Comcast Corp., Special Class A (b)	316,700	18,230,836
News Corp., Class A (a)	35,680	559,819
Nexstar Broadcasting Group, Inc., Class A (b)	112,500	5,826,375
Sinclair Broadcast Group, Inc., Class A (b)	1,094,581	29,947,736
The Walt Disney Co. (b)	19,300	1,817,867

		57,943,221
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	79,800	1,864,128
Oil, Gas & Consumable Fuels — 5.7%
HollyFrontier Corp. (b)	159,960	5,995,301
Linn Energy LLC (b)	68,000	688,840
Marathon Petroleum Corp. (b)	94,000	8,484,440
PBF Energy, Inc., Class A	103,100	2,746,584
Suncor Energy, Inc. (b)	671,700	21,346,626

		39,261,791
Paper & Forest Products — 0.3%
International Paper Co.	37,100	1,987,818
Pharmaceuticals — 7.9%
Eli Lilly & Co. (b)	121,170	8,359,518
Johnson & Johnson (b)	126,500	13,228,105
Merck & Co., Inc. (b)	237,500	13,487,625
Novartis AG — ADR (b)	43,300	4,012,178
Pfizer, Inc. (b)	490,430	15,276,896

		54,364,322
Real Estate Investment Trusts (REITs) — 1.7%
American Capital Agency Corp.	226,000	4,933,580

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Annaly Capital Management, Inc.	606,100	$6,551,941

		11,485,521
Software — 2.4%
Activision Blizzard, Inc. (b)	432,800	8,720,920
Oracle Corp. (b)	169,100	7,604,427

		16,325,347
Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc. (b)(c)	289,400	31,943,972
Samsung Electronics Co. Ltd.	20,200	18,999,524

		50,943,496
Trading Companies & Distributors — 0.3%
AerCap Holdings NV (a)(b)	56,600	2,197,212
Wireless Telecommunication Services — 1.7%
Vodafone Group PLC — ADR	342,308	11,696,664
Total Common Stocks — 100.0%		691,611,517

Warrants (e)
Capital Markets — 0.0%
Atlas Mara Co-Nvest Ltd., Expires 12/17/17 (a)	200,000	90,000
Total Long-Term Investments (Cost — $576,489,779) — 100.0%		691,701,517

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (f)(g)	1,879,452	$1,879,452
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (f)(g)(h)	$674	673,750
Total Short-Term Securities (Cost — $2,553,202) — 0.4%		2,553,202
Total Investments Before Options Written (Cost — $579,042,981) — 100.4%		694,254,719

Options Written
(Premiums Received — $6,426,875) — (1.1)%		(7,478,281)
Total Investments Net of Options Written — 99.3%		686,776,438
Other Assets Less Liabilities — 0.7%		4,603,082

Net Assets — 100.0%		$691,379,520

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Represents the current yield as of report date.

(g)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,658,919	(5,779,467)	1,879,452	$459
BlackRock Liquidity Series, LLC Money Market Series	$15,621	$658,129	$673,750	$654

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	29

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ Depreciation
EUR	2,574,392	USD	3,296,666	BNP Paribas S.A	1/22/15	$(180,768)
JPY	8,262,000	USD	77,368	Deutsche Bank AG	1/22/15	(8,379)
USD	21,806,137	EUR	17,072,763	Goldman Sachs & Co.	1/22/15	1,142,235
USD	587,827	JPY	69,148,000	BNP Paribas S.A	1/22/15	10,424
USD	341,383	JPY	39,725,000	BNP Paribas S.A	1/22/15	9,670
USD	3,685,647	JPY	433,651,658	Goldman Sachs & Co.	1/22/15	64,552
USD	30,231,734	JPY	3,192,264,881	Morgan Stanley & Co. International PLC	1/22/15	3,575,559
USD	428,532	JPY	51,481,000	RBS Securities, Inc.	1/22/15	(1,346)
USD	149,299	JPY	17,237,000	State Street Bank and Trust Co.	1/22/15	5,366
USD	1,200,367	JPY	142,436,000	UBS Securities LLC	1/22/15	10,992
USD	16,582,710	KRW	17,716,470,263	RBS Securities, Inc.	1/22/15	483,701
Total						$5,112,006

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Expedia, Inc.	Call	USD	92.00	1/02/15	260	$(2,600)
Suncor Energy, Inc.	Call	USD	37.00	1/02/15	900	(5,400)
UnitedHealth Group, Inc.	Call	USD	97.00	1/02/15	1,155	(487,988)
3M Co.	Call	USD	160.00	1/09/15	65	(31,200)
American International Group, Inc.	Call	USD	56.00	1/09/15	825	(46,200)
Apple, Inc.	Call	USD	118.00	1/09/15	203	(1,624)
Citigroup, Inc.	Call	USD	54.50	1/09/15	317	(16,484)
Discover Financial Services	Call	USD	66.00	1/09/15	360	(21,600)
eBay, Inc.	Call	USD	57.50	1/09/15	254	(4,953)
Eli Lilly & Co.	Call	USD	72.50	1/09/15	282	(4,089)
Express Scripts Holding Co.	Call	USD	85.00	1/09/15	180	(15,390)
The Goodyear Tire & Rubber Co.	Call	USD	28.00	1/09/15	736	(60,720)
Marathon Petroleum Corp.	Call	USD	91.00	1/09/15	394	(65,010)
Merck & Co., Inc.	Call	USD	61.50	1/09/15	384	(1,152)
Oracle Corp.	Call	USD	42.00	1/09/15	336	(102,816)
PepsiCo, Inc.	Call	USD	101.00	1/09/15	203	(1,421)
Transocean Ltd.	Call	USD	20.50	1/09/15	264	(2,772)
United Continental Holdings, Inc.	Call	USD	72.00	1/09/15	381	(13,716)
Visa, Inc., Class A	Call	USD	265.00	1/09/15	37	(6,124)
Whole Foods Market, Inc.	Call	USD	48.50	1/09/15	200	(42,700)
Yahoo!, Inc.	Call	USD	52.50	1/09/15	185	(4,162)
Activision Blizzard, Inc.	Call	USD	21.00	1/17/15	455	(10,693)
AerCap Holdings NV	Call	USD	45.00	1/17/15	150	(3,750)
The Allstate Corp.	Call	USD	67.50	1/17/15	670	(200,330)
Ally Financial, Inc.	Call	USD	23.00	1/17/15	750	(73,125)
Ally Financial, Inc.	Call	USD	24.00	1/17/15	800	(32,000)
Apple, Inc.	Call	USD	114.29	1/17/15	280	(25,480)
Apple, Inc.	Call	USD	115.00	1/17/15	280	(20,440)
Apple, Inc.	Call	USD	118.57	1/17/15	204	(4,998)
Berkshire Hathaway, Inc., Class B	Call	USD	150.00	1/17/15	408	(85,884)
CF Industries Holdings, Inc.	Call	USD	285.00	1/17/15	274	(54,663)
Citigroup, Inc.	Call	USD	55.00	1/17/15	325	(23,238)
Discover Financial Services	Call	USD	65.00	1/17/15	447	(63,698)
Express Scripts Holding Co.	Call	USD	82.50	1/17/15	116	(32,248)
FNF Group	Call	USD	30.00	1/17/15	98	(44,590)
FNF Group	Call	USD	31.00	1/17/15	1,686	(598,530)
General Motors Co.	Call	USD	34.00	1/17/15	1,487	(190,336)
General Motors Co.	Call	USD	35.00	1/17/15	242	(16,214)
The Goodyear Tire & Rubber Co.	Call	USD	28.00	1/17/15	1,400	(133,000)
Google, Inc., Class C	Call	USD	560.00	1/17/15	41	(3,485)
HollyFrontier Corp.	Call	USD	41.50	1/17/15	360	(5,400)

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

As of December 31, 2014, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
JPMorgan Chase & Co.	Call	USD	62.50	1/17/15	234	$(23,517)
Legg Mason, Inc.	Call	USD	55.00	1/17/15	252	(9,450)
Leidos Holdings, Inc.	Call	USD	40.00	1/17/15	300	(108,000)
Linn Energy LLC	Call	USD	17.00	1/17/15	150	(750)
Marathon Petroleum Corp.	Call	USD	92.50	1/17/15	76	(11,780)
Merck & Co., Inc.	Call	USD	60.00	1/17/15	335	(4,355)
Nexstar Broadcasting Group, Inc., Class A	Call	USD	55.00	1/17/15	218	(10,900)
Noble Corp PLC	Call	USD	17.00	1/17/15	367	(20,919)
Noble Corp PLC	Call	USD	18.00	1/17/15	367	(9,358)
Noble Corp PLC	Call	USD	19.00	1/17/15	90	(1,035)
Novartis AG — ADR	Call	USD	95.00	1/17/15	217	(11,935)
Oracle Corp.	Call	USD	42.00	1/17/15	182	(55,237)
Oracle Corp.	Call	USD	45.00	1/17/15	400	(25,000)
Owens Corning	Call	USD	36.00	1/17/15	500	(33,750)
Owens Corning	Call	USD	37.00	1/17/15	156	(4,680)
Pfizer, Inc.	Call	USD	33.00	1/17/15	312	(1,404)
Sinclair Broadcast Group, Inc., Class A	Call	USD	27.00	1/17/15	6	(555)
Sinclair Broadcast Group, Inc., Class A	Call	USD	28.00	1/17/15	1,000	(47,500)
Sinclair Broadcast Group, Inc., Class A	Call	USD	30.00	1/17/15	500	(10,000)
Suncor Energy, Inc.	Call	USD	32.00	1/17/15	1,550	(136,400)
Suncor Energy, Inc.	Call	USD	33.00	1/17/15	450	(22,050)
UnitedHealth Group, Inc.	Call	USD	100.00	1/17/15	702	(162,162)
Verizon Communications, Inc.	Call	USD	47.00	1/17/15	237	(7,940)
Wal-Mart Stores, Inc.	Call	USD	85.00	1/17/15	58	(9,483)
The Walt Disney Co.	Call	USD	90.00	1/17/15	62	(28,365)
Yahoo!, Inc.	Call	USD	55.00	1/17/15	47	(916)
Wal-Mart Stores, Inc.	Call	USD	86.25	1/22/15	22	(2,388)
Activision Blizzard, Inc.	Call	USD	21.00	1/23/15	454	(12,257)
American International Group, Inc.	Call	USD	56.00	1/23/15	850	(79,900)
CF Industries Holdings, Inc.	Call	USD	257.50	1/23/15	180	(316,800)
eBay, Inc.	Call	USD	58.50	1/23/15	396	(27,324)
Expedia, Inc.	Call	USD	91.00	1/23/15	371	(20,405)
Express Scripts Holding Co.	Call	USD	85.00	1/23/15	98	(13,671)
Google, Inc., Class A	Call	USD	552.50	1/23/15	29	(17,545)
Google, Inc., Class C	Call	USD	540.00	1/23/15	11	(10,010)
QUALCOMM, Inc.	Call	USD	74.50	1/23/15	206	(26,883)
United Continental Holdings, Inc.	Call	USD	70.00	1/23/15	233	(42,290)
Verizon Communications, Inc.	Call	USD	47.50	1/23/15	167	(5,094)
Visa, Inc., Class A	Call	USD	265.00	1/23/15	77	(26,758)
Yahoo!, Inc.	Call	USD	53.00	1/23/15	258	(19,092)
Activision Blizzard, Inc.	Call	USD	21.00	1/30/15	455	(14,332)
American International Group, Inc.	Call	USD	57.00	1/30/15	366	(23,058)
Apple, Inc.	Call	USD	115.00	1/30/15	257	(58,339)
Citigroup, Inc.	Call	USD	54.00	1/30/15	289	(43,784)
eBay, Inc.	Call	USD	58.00	1/30/15	396	(37,224)
Eli Lilly & Co.	Call	USD	72.00	1/30/15	324	(21,870)
Expedia, Inc.	Call	USD	88.00	1/30/15	211	(35,342)
Gilead Sciences, Inc.	Call	USD	108.00	1/30/15	123	(6,519)
JPMorgan Chase & Co.	Call	USD	61.50	1/30/15	255	(49,598)
Pfizer, Inc.	Call	USD	32.00	1/30/15	941	(33,406)
QUALCOMM, Inc.	Call	USD	75.00	1/30/15	147	(28,665)
United Continental Holdings, Inc.	Call	USD	70.00	1/30/15	232	(52,316)
Verizon Communications, Inc.	Call	USD	47.00	1/30/15	237	(13,390)
Wal-Mart Stores, Inc.	Call	USD	86.25	1/30/15	22	(2,849)
Whole Foods Market, Inc.	Call	USD	49.50	1/30/15	240	(41,400)
Yahoo!, Inc.	Call	USD	54.50	1/30/15	262	(30,523)
Johnson & Johnson	Call	USD	107.00	2/06/15	316	(38,078)
JPMorgan Chase & Co.	Call	USD	64.00	2/06/15	459	(36,261)
Sinclair Broadcast Group, Inc., Class A	Call	USD	28.50	2/06/15	1,000	(71,809)
Johnson & Johnson	Call	USD	107.00	2/13/15	317	(43,904)
Orbitz Worldwide, Inc.	Call	USD	8.75	2/13/15	500	(19,244)
Comcast Corp., Special Class A	Call	USD	57.25	2/17/15	750	(159,999)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	31

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Call	USD	21.00	2/20/15	400	$(28,800)
Apple, Inc.	Call	USD	115.00	2/20/15	257	(77,357)
Gilead Sciences, Inc.	Call	USD	100.00	2/20/15	44	(13,750)
The Goodyear Tire & Rubber Co.	Call	USD	29.00	2/20/15	507	(63,375)
JPMorgan Chase & Co.	Call	USD	62.50	2/20/15	151	(25,821)
Merck & Co., Inc.	Call	USD	62.50	2/20/15	234	(5,499)
Orbitz Worldwide, Inc.	Call	USD	10.00	2/20/15	2,700	(54,000)
Orbitz Worldwide, Inc.	Call	USD	9.00	2/20/15	2,700	(94,500)
Owens Corning	Call	USD	36.00	2/20/15	850	(125,375)
Pfizer, Inc.	Call	USD	32.00	2/20/15	1,200	(55,800)
Verizon Communications, Inc.	Call	USD	48.00	2/20/15	167	(7,682)
The Walt Disney Co.	Call	USD	92.50	2/20/15	35	(13,825)
Merck & Co., Inc.	Call	USD	60.00	3/20/15	235	(18,682)
Total						$(5,384,457)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Springleaf Holdings, Inc.	Citibank N.A.	Call	USD	37.67	1/05/15	23,800	$(2,522)
Houghton Mifflin Harcourt Co.	UBS AG	Call	USD	19.92	1/06/15	37,000	(34,393)
Japan Airlines Co. Ltd.	Citibank N.A.	Call	JPY	3,368.10	1/06/15	160,000	(247,820)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	960,960.00	1/06/15	2,700	(196,484)
PBF Energy, Inc., Class A	Citibank N.A.	Call	USD	29.74	1/07/15	28,400	(723)
Activision Blizzard, Inc.	Morgan Stanley & Co. International PLC	Call	USD	21.42	1/08/15	40,000	(1,828)
Bayerische Motoren Werke AG	Deutsche Bank AG	Call	EUR	68.45	1/12/15	15,000	(12,833)
METRO AG	Goldman Sachs International	Call	EUR	28.22	1/12/15	108,000	(3,216)
Renault SA	Goldman Sachs International	Call	EUR	64.98	1/12/15	20,000	(3,588)
Japan Airlines Co. Ltd.	Goldman Sachs International	Call	JPY	3,435.05	1/14/15	160,000	(198,287)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	1,041,400.00	1/14/15	2,100	(60,238)
Springleaf Holdings, Inc.	Credit Suisse International	Call	USD	39.06	1/16/15	25,000	(5,333)
Brunswick Corp.	UBS AG	Call	USD	50.91	1/22/15	16,000	(22,260)
Leidos Holdings, Inc.	Deutsche Bank AG	Call	USD	43.44	1/22/15	100,000	(81,783)
Nexstar Broadcasting Group, Inc., Class A	Goldman Sachs International	Call	USD	52.71	1/22/15	40,000	(56,196)
Science Applications International Corp.	Goldman Sachs International	Call	USD	51.24	1/22/15	60,000	(40,413)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	3,916.80	1/23/15	105,000	(7,933)
International Paper Co.	Citibank N.A.	Call	USD	55.71	1/26/15	18,400	(12,322)
Springleaf Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	36.05	1/26/15	18,400	(24,447)
Vodafone Group PLC — ADR	Credit Suisse International	Call	USD	35.61	1/26/15	133,700	(50,220)
Comcast Corp., Special Class A	Citibank N.A.	Call	USD	57.29	1/27/15	80,300	(127,494)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	56.99	1/27/15	3,100	(5,447)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	1,041,400.00	1/27/15	2,100	(84,609)
Science Applications International Corp.	Goldman Sachs International	Call	USD	53.08	1/28/15	30,100	(4,308)
Houghton Mifflin Harcourt Co.	Credit Suisse International	Call	USD	20.50	2/02/15	10,400	(10,064)
Bayerische Motoren Werke AG	Bank of America N.A.	Call	EUR	68.13	2/03/15	11,900	(20,792)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	3,789.30	2/03/15	160,000	(50,526)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	977,959.96	2/03/15	3,300	(258,839)
FNF Group	Deutsche Bank AG	Call	USD	32.86	2/05/15	63,000	(146,540)
FNF Group	Morgan Stanley & Co. International PLC	Call	USD	32.41	2/17/15	102,600	(322,366)
Total							$(2,093,824)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Air Freight & Logistics	—	$74,636	—	$74,636
Airlines	$11,311,099	34,440,344	—	45,751,443
Auto Components	15,102,102	—	—	15,102,102
Automobiles	15,392,146	2,651,248	—	18,043,394
Banks	23,825,952	—	—	23,825,952
Beverages	3,479,808	—	—	3,479,808
Biotechnology	3,138,858	—	—	3,138,858
Building Products	10,782,391	—	—	10,782,391
Capital Markets	2,697,320	3,006,515	—	5,703,835
Chemicals	24,882,902	—	—	24,882,902
Communications Equipment	5,240,265	—	—	5,240,265
Consumer Finance	27,294,405	—	—	27,294,405
Diversified Consumer Services	3,209,739	—	—	3,209,739
Diversified Financial Services	14,803,985	—	—	14,803,985
Diversified Telecommunication Services	7,560,116	—	—	7,560,116
Energy Equipment & Services	4,880,669	—	—	4,880,669
Food & Staples Retailing	6,014,631	12,306,592	—	18,321,223
Health Care Providers & Services	40,811,731	—	—	40,811,731
Industrial Conglomerates	2,119,728	—	—	2,119,728
Insurance	54,461,764	—	—	54,461,764
Internet & Catalog Retail	43,932,516	—	—	43,932,516
Internet Software & Services	31,122,854	—	—	31,122,854
IT Services	37,485,511	—	—	37,485,511
Leisure Products	1,512,170	—	—	1,512,170
Media	57,943,221	—	—	57,943,221
Metals & Mining	1,864,128	—	—	1,864,128
Oil, Gas & Consumable Fuels	39,261,791	—	—	39,261,791
Paper & Forest Products	1,987,818	—	—	1,987,818
Pharmaceuticals	54,364,322	—	—	54,364,322
Real Estate Investment Trusts (REITs)	11,485,521	—	—	11,485,521
Software	16,325,347	—	—	16,325,347
Technology Hardware, Storage & Peripherals	31,943,972	18,999,524	—	50,943,496
Trading Companies & Distributors	2,197,212	—	—	2,197,212
Wireless Telecommunication Services	11,696,664	—	—	11,696,664
Warrants	90,000	—	—	90,000
Short-Term Securities	1,879,452	673,750	—	2,553,202

Total	$622,102,110	$72,152,609	—	$694,254,719

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	33

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$5,302,499	—	$5,302,499
Liabilities:
Equity contracts	$(5,128,167)	(2,350,114)	—	(7,478,281)
Forward foreign currency exchange contracts	—	(190,493)	—	(190,493)

Total	$(5,128,167)	$2,761,892	—	$(2,366,275)

[1]     Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$62,339	—	—	$62,339
Foreign currency at value	4,170	—	—	4,170
Cash pledged as collateral for OTC derivatives	100,000	—	—	100,000
Liabilities:
Collateral on securities loaned at value	—	$(673,750)	—	(673,750)

Total	$166,509	$(673,750)	—	$(507,241)

During the period ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.1%
Honeywell International, Inc. (a)	226,800	$22,661,856
Lockheed Martin Corp. (a)	85,330	16,431,998
Northrop Grumman Corp.	179,200	26,412,288
Raytheon Co. (a)	343,100	37,113,127
United Technologies Corp. (a)	182,900	21,033,500

		123,652,769
Air Freight & Logistics — 1.2%
United Parcel Service, Class B (a)	182,900	20,332,993
Auto Components — 0.5%
Johnson Controls, Inc.	172,300	8,328,982
Banks — 15.8%
Australia & New Zealand Banking Group Ltd.	18,000	468,359
Bank of America Corp. (a)(b)	1,585,400	28,362,806
The Bank of Nova Scotia	11,700	667,780
Citigroup, Inc. (a)	501,900	27,157,809
Fifth Third Bancorp.	703,500	14,333,812
Hang Seng Bank Ltd.	17,500	290,858
HSBC Holdings PLC — ADR	24,100	1,138,243
JPMorgan Chase & Co. (a)(b)	919,399	57,535,989
M&T Bank Corp. (a)	38,300	4,811,246
National Australia Bank Ltd.	32,000	872,649
SunTrust Banks, Inc.	672,340	28,171,046
The Toronto-Dominion Bank (a)	355,500	16,985,790
U.S. Bancorp. (a)	656,900	29,527,655
United Overseas Bank Ltd.	18,310	337,894
Wells Fargo & Co. (a)(b)	1,187,700	65,109,714

		275,771,650
Beverages — 1.5%
The Coca-Cola Co. (a)	211,500	8,929,530
Diageo PLC — ADR (b)	139,800	15,949,782
PepsiCo, Inc. (a)	7,500	709,200
Treasury Wine Estates Ltd.	35,566	137,277

		25,725,789
Capital Markets — 1.3%
The Goldman Sachs Group, Inc.	2,600	503,958
Morgan Stanley (a)	539,500	20,932,600
T Rowe Price Group, Inc.	5,700	489,402

		21,925,960
Chemicals — 3.1%
BASF SE	9,600	805,259
The Dow Chemical Co. (a)	230,200	10,499,422
EI du Pont de Nemours & Co. (a)	408,500	30,204,490
PPG Industries, Inc.	5,800	1,340,670
Praxair, Inc. (a)	91,600	11,867,696
Solvay SA	2,300	311,226

		55,028,763
Commercial Services & Supplies — 0.5%
Tyco International PLC (a)	192,400	8,438,664
Communications Equipment — 1.7%
Motorola Solutions, Inc.	190,800	12,798,864
QUALCOMM, Inc. (a)	220,000	16,352,600

		29,151,464
Construction & Engineering — 0.0%
Vinci SA	12,100	660,692
Consumer Finance — 1.5%
American Express Co. (a)	282,900	26,321,016
Distributors — 0.0%
Genuine Parts Co. (a)	6,100	650,077

Common Stocks	Shares	Value
Diversified Financial Services — 0.9%
CME Group, Inc. (a)	171,400	$15,194,610
Diversified Telecommunication Services — 2.1%
BCE, Inc.	115,700	5,306,002
Frontier Communications Corp.	194,800	1,299,316
TeliaSonera AB	53,400	343,328
Verizon Communications, Inc. (a)	627,700	29,363,806

		36,312,452
Electric Utilities — 2.5%
Duke Energy Corp. (a)	102,400	8,554,496
ITC Holdings Corp.	134,000	5,417,620
NextEra Energy, Inc. (a)	201,600	21,428,064
Northeast Utilities (a)	155,220	8,307,374
SSE PLC	35,000	884,350

		44,591,904
Electrical Equipment — 0.4%
Emerson Electric Co. (a)	26,800	1,654,364
Rockwell Automation, Inc.	53,400	5,938,080

		7,592,444
Energy Equipment & Services — 0.5%
Schlumberger Ltd. (a)	98,300	8,395,803
Food & Staples Retailing — 1.2%
The Kroger Co. (a)	232,200	14,909,562
Wal-Mart Stores, Inc. (a)	76,314	6,553,846

		21,463,408
Food Products — 1.5%
General Mills, Inc. (a)	82,600	4,405,058
Kraft Foods Group, Inc. (a)	85,728	5,371,716
Mondelez International, Inc., Class A	249,485	9,062,543
Nestle SA	5,700	415,536
Unilever NV	191,200	7,464,448

		26,719,301
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories (a)	156,800	7,059,136
Becton Dickinson and Co. (a)	73,200	10,186,512
Halyard Health, Inc. (a)(c)	8,567	389,542

		17,635,190
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc. (a)	124,800	8,369,088
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp. (a)	252,600	23,668,620
Household Products — 2.6%
Kimberly-Clark Corp. (a)	77,200	8,919,688
The Procter & Gamble Co. (a)	405,920	36,975,253

		45,894,941
Industrial Conglomerates — 3.9%
3M Co. (a)	132,700	21,805,264
General Electric Co.	1,801,000	45,511,270
Hopewell Holdings Ltd.	85,684	311,901
Keppel Corp. Ltd.	53,800	358,597
Siemens AG — ADR	3,700	414,400

		68,401,432
Insurance — 6.5%
ACE Ltd (a)	171,000	19,644,480
Aflac, Inc. (a)	7,100	433,739
Allianz SE	3,600	596,256
The Chubb Corp.	162,300	16,793,181
Cincinnati Financial Corp.	11,400	590,862

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	35

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
MetLife, Inc. (a)	486,850	$26,333,717
Prudential Financial, Inc. (a)	293,100	26,513,826
The Travelers Cos., Inc. (a)	212,100	22,450,785
Zurich Insurance Group AG	976	305,002

		113,661,848
IT Services — 1.2%
Automatic Data Processing, Inc.	76,800	6,402,816
International Business Machines Corp. (a)	90,230	14,476,501

		20,879,317
Media — 3.6%
Comcast Corp., Special Class A (a)(b)	859,000	49,448,335
The Walt Disney Co. (a)	147,500	13,893,025

		63,341,360
Metals & Mining — 0.6%
BHP Billiton Ltd. — ADR	130,212	6,161,632
BHP Billiton PLC	10,650	228,244
Southern Copper Corp. (a)	156,877	4,423,931

		10,813,807
Multi-Utilities — 2.4%
Ameren Corp. (a)	22,300	1,028,699
Dominion Resources, Inc. (a)	277,800	21,362,820
Sempra Energy	93,500	10,412,160
Wisconsin Energy Corp.	160,100	8,443,674

		41,247,353
Oil, Gas & Consumable Fuels — 9.0%
California Resources Corp. (c)	68,080	375,121
Chevron Corp. (a)(b)	310,400	34,820,672
ConocoPhillips (a)	119,860	8,277,532
Enbridge, Inc.	262,000	13,472,095
Exxon Mobil Corp. (a)	386,600	35,741,170
Marathon Oil Corp. (a)	381,300	10,786,977
Marathon Petroleum Corp. (a)	104,400	9,423,144
Occidental Petroleum Corp.	170,200	13,719,822
Phillips 66 (a)	80,350	5,761,095
Santos Ltd.	66,600	444,873
Spectra Energy Corp. (a)	204,000	7,405,200
Suncor Energy, Inc.	3,450	109,576
Total SA — ADR	308,400	15,790,080
TransCanada Corp.	10,700	525,882

		156,653,239
Paper & Forest Products — 1.1%
International Paper Co.	370,650	19,859,427
Pharmaceuticals — 8.6%
AbbVie, Inc. (a)	153,414	10,039,412
AstraZeneca PLC	17,700	1,250,167
Bristol-Myers Squibb Co. (a)	492,400	29,066,372
GlaxoSmithKline PLC	32,425	695,634
Johnson & Johnson (a)	311,200	32,542,184
Merck & Co., Inc. (a)(b)	665,700	37,805,103
Pfizer, Inc. (a)	1,208,900	37,657,235
Sanofi	3,400	309,980
Takeda Pharmaceutical Co. Ltd.	10,800	447,096

		149,813,183
Professional Services — 0.4%
Nielsen NV (a)	145,700	6,517,161
Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp. (a)	72,500	7,166,625

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Equity Residential	10,800	$775,872
HCP, Inc. (a)	12,000	528,360
Health Care REIT, Inc.	10,700	809,669
Keppel REIT	15,824	14,533
Liberty Property Trust	7,200	270,936
Ventas, Inc. (a)	11,213	803,972
Weyerhaeuser Co. (a)	244,500	8,775,105

		19,145,072
Road & Rail — 1.7%
CSX Corp. (a)	208,900	7,568,447
Union Pacific Corp. (a)	181,400	21,610,182

		29,178,629
Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp. (a)	856,300	31,075,127
Microchip Technology, Inc. (a)	19,500	879,645

		31,954,772
Software — 2.1%
Microsoft Corp. (a)	792,900	36,830,205
Oracle Corp. Japan	8,900	362,642
SAP SE — ADR	5,450	379,594

		37,572,441
Specialty Retail — 2.9%
Hennes & Mauritz AB, B Shares	21,500	893,218
The Home Depot, Inc. (a)	474,200	49,776,774

		50,669,992
Technology Hardware, Storage & Peripherals — 0.0%
Canon, Inc. — ADR	3,700	117,142
Ricoh Co. Ltd.	32,000	323,490

		440,632
Textiles, Apparel & Luxury Goods — 1.3%
VF Corp. (a)	301,600	22,589,840
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	25,800	261,096
Tobacco — 1.8%
Altria Group, Inc. (a)	243,300	11,987,391
British American Tobacco PLC	17,300	937,505
Lorillard, Inc.	136,200	8,572,428
Philip Morris International, Inc. (a)	104,500	8,511,525
Reynolds American, Inc.	12,800	822,656

		30,831,505
Transportation Infrastructure — 0.0%
Hopewell Highway Infrastructure Ltd.	4,284	2,147
Water Utilities — 0.8%
American Water Works Co., Inc.	258,600	13,783,380
Total Long-Term Investments (Cost — $1,366,872,730) — 99.6%		1,739,444,213

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	23,544,648	23,544,648
Total Short-Term Securities (Cost — $23,544,648) — 1.3%		23,544,648

See Notes to Financial Statements.

36	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Value
Total Investments Before Options Written (Cost — $1,390,417,378) — 100.9%	$1,762,988,861

Options Written	Value
(Premiums Received — $14,525,930) — (0.9)%	$(16,391,070)
Total Investments Net of Options Written — 100.0%	1,746,597,791
Other Assets Less Liabilities — 0.0%	472,597

Net Assets — 100.0%	$1,747,070,388

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Represents the current yield as of report date.

(e)	During the period ended December 31, 2014, investments in companies considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	48,015,351	(24,470,703)	23,544,648	$2,023	$2,835

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
ACE Ltd.	Call	USD	113.75	1/02/15	602	$(75,328)
American Tower Corp.	Call	USD	102.00	1/02/15	165	(3,300)
Bristol-Myers Squibb Co.	Call	USD	59.50	1/02/15	792	(13,860)
ConocoPhillips	Call	USD	73.50	1/02/15	390	(1,950)
Marathon Oil Corp.	Call	USD	34.00	1/02/15	872	(4,360)
MetLife, Inc.	Call	USD	57.50	1/02/15	1,080	(6,480)
Philip Morris International, Inc.	Call	USD	87.00	1/02/15	218	(1,308)
Phillips 66	Call	USD	80.00	1/02/15	261	(3,915)
United Technologies Corp.	Call	USD	113.00	1/02/15	406	(90,335)
Kraft Foods Group, Inc.	Call	USD	59.51	1/07/15	492	(156,432)
Raytheon Co.	Call	USD	105.60	1/08/15	472	(121,304)
3M Co.	Call	USD	160.00	1/09/15	290	(139,200)
3M Co.	Call	USD	167.50	1/09/15	374	(15,334)
Altria Group, Inc.	Call	USD	51.50	1/09/15	371	(1,670)
American Express Co.	Call	USD	93.00	1/09/15	342	(35,055)
American Express Co.	Call	USD	94.00	1/09/15	600	(35,400)
Bristol-Myers Squibb Co.	Call	USD	60.50	1/09/15	700	(25,550)
Citigroup, Inc.	Call	USD	54.50	1/09/15	604	(31,408)
EI du Pont de Nemours & Co.	Call	USD	73.00	1/09/15	782	(114,172)
Marathon Petroleum Corp.	Call	USD	91.00	1/09/15	98	(16,170)
MetLife, Inc.	Call	USD	57.00	1/09/15	187	(1,122)
Microsoft Corp.	Call	USD	48.50	1/09/15	1,056	(6,336)
PepsiCo, Inc.	Call	USD	101.00	1/09/15	30	(210)
Pfizer, Inc.	Call	USD	32.00	1/09/15	2,443	(17,101)
The Procter & Gamble Co.	Call	USD	91.00	1/09/15	1,608	(131,856)
United Parcel Service, Class B	Call	USD	111.00	1/09/15	420	(51,450)
Wells Fargo & Co.	Call	USD	55.50	1/09/15	1,650	(42,900)
Weyerhaeuser Co.	Call	USD	37.00	1/09/15	770	(11,550)
Abbott Laboratories	Call	USD	46.00	1/17/15	56	(1,568)
AbbVie, Inc.	Call	USD	67.50	1/17/15	397	(25,805)
Ameren Corp.	Call	USD	45.00	1/17/15	110	(17,325)
American Express Co.	Call	USD	95.00	1/17/15	460	(32,890)
Bank of America Corp.	Call	USD	18.00	1/17/15	1,368	(43,776)
Becton Dickinson and Co.	Call	USD	130.40	1/17/15	200	(183,840)
Becton Dickinson and Co.	Call	USD	140.00	1/17/15	202	(35,350)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	37

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of December 31, 2014, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bristol-Myers Squibb Co.	Call	USD	62.50	1/17/15	700	$(16,450)
Chevron Corp.	Call	USD	120.00	1/17/15	800	(7,600)
Citigroup, Inc.	Call	USD	55.00	1/17/15	778	(55,627)
The Coca-Cola Co.	Call	USD	43.00	1/17/15	355	(9,408)
Comcast Corp., Special Class A	Call	USD	57.25	1/17/15	1,000	(115,593)
ConocoPhillips	Call	USD	75.00	1/17/15	390	(7,020)
CSX Corp.	Call	USD	37.00	1/17/15	1,050	(57,750)
Dominion Resources, Inc.	Call	USD	72.55	1/17/15	600	(279,564)
The Dow Chemical Co.	Call	USD	49.00	1/17/15	525	(5,775)
Duke Energy Corp.	Call	USD	82.50	1/17/15	512	(98,560)
Emerson Electric Co.	Call	USD	65.00	1/17/15	134	(1,005)
Exxon Mobil Corp.	Call	USD	97.50	1/17/15	505	(7,575)
General Mills, Inc.	Call	USD	52.50	1/17/15	536	(56,816)
Genuine Parts Co.	Call	USD	100.00	1/17/15	24	(16,800)
Honeywell International, Inc.	Call	USD	100.00	1/17/15	615	(83,332)
Intel Corp.	Call	USD	37.00	1/17/15	2,215	(129,578)
JPMorgan Chase & Co.	Call	USD	62.50	1/17/15	1,446	(145,323)
Kimberly-Clark Corp.	Call	USD	115.00	1/17/15	501	(88,928)
Kraft Foods Group, Inc.	Call	USD	64.01	1/17/15	65	(2,482)
The Kroger Co.	Call	USD	62.50	1/17/15	294	(61,740)
Lockheed Martin Corp.	Call	USD	190.00	1/17/15	462	(205,590)
M&T Bank Corp.	Call	USD	130.00	1/17/15	18	(855)
Marathon Petroleum Corp.	Call	USD	92.50	1/17/15	580	(89,900)
McDonald’s Corp.	Call	USD	92.50	1/17/15	690	(183,885)
McDonald’s Corp.	Call	USD	96.00	1/17/15	951	(106,512)
Merck & Co., Inc.	Call	USD	60.00	1/17/15	1,376	(17,888)
MetLife, Inc.	Call	USD	57.50	1/17/15	1,080	(13,500)
Microchip Technology, Inc.	Call	USD	46.00	1/17/15	100	(5,250)
Microsoft Corp.	Call	USD	49.00	1/17/15	1,250	(13,125)
NextEra Energy, Inc.	Call	USD	105.00	1/17/15	380	(95,000)
Nielsen NV	Call	USD	42.75	1/17/15	441	(93,146)
Northeast Utilities	Call	USD	50.00	1/17/15	468	(170,820)
Pfizer, Inc.	Call	USD	31.00	1/17/15	150	(8,250)
Pfizer, Inc.	Call	USD	32.00	1/17/15	200	(3,000)
Pfizer, Inc.	Call	USD	33.00	1/17/15	51	(230)
Phillips 66	Call	USD	80.00	1/17/15	261	(3,915)
Praxair, Inc.	Call	USD	130.00	1/17/15	251	(40,160)
Prudential Financial, Inc.	Call	USD	87.50	1/17/15	719	(262,435)
Quest Diagnostics, Inc.	Call	USD	65.00	1/17/15	437	(110,342)
Raytheon Co.	Call	USD	100.00	1/17/15	471	(388,575)
Schlumberger Ltd.	Call	USD	100.00	1/17/15	500	(1,500)
Southern Copper Corp.	Call	USD	29.00	1/17/15	260	(9,750)
Spectra Energy Corp.	Call	USD	38.00	1/17/15	1,324	(33,100)
The Travelers Cos., Inc.	Call	USD	105.00	1/17/15	1,378	(241,150)
Tyco International PLC	Call	USD	44.00	1/17/15	1,057	(69,762)
Union Pacific Corp.	Call	USD	120.50	1/17/15	500	(79,768)
United Technologies Corp.	Call	USD	115.00	1/17/15	406	(69,629)
Verizon Communications, Inc.	Call	USD	47.00	1/17/15	780	(26,130)
VF Corp.	Call	USD	75.00	1/17/15	560	(57,400)
The Walt Disney Co.	Call	USD	90.00	1/17/15	331	(151,432)
Wells Fargo & Co.	Call	USD	55.00	1/17/15	1,719	(143,536)
Wal-Mart Stores, Inc.	Call	USD	86.25	1/22/15	203	(22,032)
AbbVie, Inc.	Call	USD	69.00	1/23/15	370	(18,500)
Altria Group, Inc.	Call	USD	51.00	1/23/15	583	(12,534)
Bank of America Corp.	Call	USD	17.50	1/23/15	2,231	(146,131)
Chevron Corp.	Call	USD	111.00	1/23/15	501	(161,572)
CME Group, Inc.	Call	USD	93.00	1/23/15	482	(21,690)
The Coca-Cola Co.	Call	USD	43.00	1/23/15	347	(12,318)
Exxon Mobil Corp.	Call	USD	95.00	1/23/15	362	(29,322)
General Electric Co.	Call	USD	26.00	1/23/15	1,475	(28,762)
The Home Depot, Inc.	Call	USD	102.00	1/23/15	1,197	(460,845)
Intel Corp.	Call	USD	37.00	1/23/15	452	(30,736)
JPMorgan Chase & Co.	Call	USD	62.50	1/23/15	250	(29,250)
Microsoft Corp.	Call	USD	48.00	1/23/15	829	(27,772)

See Notes to Financial Statements.

38	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of December 31, 2014, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Morgan Stanley	Call	USD	37.50	1/23/15	1,083	$(200,355)
The Procter & Gamble Co.	Call	USD	91.00	1/23/15	1,030	(116,390)
QUALCOMM, Inc.	Call	USD	74.50	1/23/15	400	(52,200)
Schlumberger Ltd.	Call	USD	94.00	1/23/15	138	(4,623)
U.S. Bancorp.	Call	USD	45.00	1/23/15	1,250	(90,000)
United Parcel Service, Class B	Call	USD	113.00	1/23/15	502	(49,698)
United Technologies Corp.	Call	USD	117.00	1/23/15	200	(25,900)
Verizon Communications, Inc.	Call	USD	47.50	1/23/15	789	(24,064)
The Walt Disney Co.	Call	USD	93.00	1/23/15	167	(41,332)
Halyard Health, Inc.	Call	USD	44.00	1/28/15	42	(10,336)
ACE Ltd.	Call	USD	113.10	1/29/15	509	(146,655)
Altria Group, Inc.	Call	USD	51.00	1/30/15	627	(24,140)
Bank of America Corp.	Call	USD	18.50	1/30/15	1,950	(40,950)
Citigroup, Inc.	Call	USD	54.00	1/30/15	375	(56,812)
CME Group, Inc.	Call	USD	93.00	1/30/15	375	(19,688)
Exxon Mobil Corp.	Call	USD	93.00	1/30/15	1,120	(218,960)
General Electric Co.	Call	USD	26.00	1/30/15	1,500	(36,000)
HCP, Inc.	Call	USD	45.50	1/30/15	48	(1,360)
Intel Corp.	Call	USD	38.00	1/30/15	1,615	(68,638)
International Business Machines Corp.	Call	USD	162.50	1/30/15	293	(95,225)
JPMorgan Chase & Co.	Call	USD	61.50	1/30/15	1,449	(281,830)
Microsoft Corp.	Call	USD	48.00	1/30/15	829	(52,227)
Morgan Stanley	Call	USD	38.00	1/30/15	210	(33,600)
Pfizer, Inc.	Call	USD	32.00	1/30/15	1,600	(56,800)
QUALCOMM, Inc.	Call	USD	75.00	1/30/15	370	(72,150)
Verizon Communications, Inc.	Call	USD	47.00	1/30/15	780	(44,070)
Wal-Mart Stores, Inc.	Call	USD	86.25	1/30/15	203	(26,288)
Wells Fargo & Co.	Call	USD	54.50	1/30/15	2,150	(293,475)
Weyerhaeuser Co.	Call	USD	36.00	1/30/15	7	(525)
Northeast Utilities	Call	USD	53.60	2/02/15	309	(33,395)
Raytheon Co.	Call	USD	107.75	2/02/15	302	(71,682)
Ventas, Inc.	Call	USD	73.90	2/02/15	22	(1,464)
Aflac, Inc.	Call	USD	61.30	2/05/15	35	(3,778)
Johnson & Johnson	Call	USD	107.00	2/06/15	779	(93,870)
JPMorgan Chase & Co.	Call	USD	64.00	2/06/15	477	(37,683)
U.S. Bancorp.	Call	USD	46.00	2/06/15	1,780	(78,320)
Johnson & Johnson	Call	USD	107.00	2/13/15	777	(107,614)
Comcast Corp., Special Class A	Call	USD	57.25	2/17/15	425	(90,666)
Abbott Laboratories	Call	USD	46.00	2/20/15	328	(26,076)
Abbott Laboratories	Call	USD	47.00	2/20/15	400	(18,400)
The Dow Chemical Co.	Call	USD	49.00	2/20/15	313	(21,128)
Exxon Mobil Corp.	Call	USD	95.00	2/20/15	526	(76,270)
General Electric Co.	Call	USD	26.00	2/20/15	1,475	(51,625)
The Home Depot, Inc.	Call	USD	105.00	2/20/15	1,174	(328,720)
JPMorgan Chase & Co.	Call	USD	62.50	2/20/15	975	(166,725)
Merck & Co., Inc.	Call	USD	62.50	2/20/15	858	(20,163)
MetLife, Inc.	Call	USD	55.00	2/20/15	88	(11,264)
Morgan Stanley	Call	USD	39.00	2/20/15	596	(73,308)
Nielsen NV	Call	USD	45.00	2/20/15	288	(44,640)
Pfizer, Inc.	Call	USD	32.00	2/20/15	1,600	(74,400)
Prudential Financial, Inc.	Call	USD	89.95	2/20/15	747	(235,644)
Raytheon Co.	Call	USD	108.01	2/20/15	471	(106,683)
The Toronto-Dominion Bank	Call	USD	48.25	2/20/15	710	(49,700)
U.S. Bancorp.	Call	USD	45.00	2/20/15	569	(60,029)
U.S. Bancorp.	Call	USD	46.00	2/20/15	670	(39,530)
Union Pacific Corp.	Call	USD	123.25	2/20/15	498	(113,228)
United Technologies Corp.	Call	USD	120.00	2/20/15	177	(20,620)
Verizon Communications, Inc.	Call	USD	48.00	2/20/15	789	(36,294)
VF Corp.	Call	USD	75.00	2/20/15	950	(211,375)
Wal-Mart Stores, Inc.	Call	USD	87.50	2/20/15	90	(12,330)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	39

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Walt Disney Co.	Call	USD	92.50	2/20/15	238	$(94,010)
Wells Fargo & Co.	Call	USD	55.00	2/20/15	2,201	(274,024)
Merck & Co., Inc.	Call	USD	60.00	3/20/15	1,095	(87,052)
Total						$(11,395,536)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Water Works Co., Inc.	UBS AG	Call	USD	53.34	1/05/15	15,400	$(7,210)
ITC Holdings Corp.	Bank of America N.A.	Call	USD	39.15	1/07/15	18,300	(23,911)
SunTrust Banks, Inc.	Credit Suisse International	Call	USD	39.78	1/07/15	82,400	(182,811)
Fifth Third Bancorp.	Goldman Sachs International	Call	USD	20.42	1/08/15	132,000	(27,170)
Sempra Energy	Goldman Sachs International	Call	USD	111.07	1/08/15	48,700	(80,683)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	52.70	1/09/15	136,700	(831,458)
Unilever NV	Citibank N.A.	Call	USD	40.35	1/09/15	62,500	(6,382)
M&T Bank Corp.	Citibank N.A.	Call	USD	126.00	1/12/15	20,000	(29,122)
Praxair, Inc.	Credit Suisse International	Call	USD	129.28	1/12/15	25,150	(41,695)
Fifth Third Bancorp.	Goldman Sachs International	Call	USD	20.42	1/13/15	132,000	(35,343)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.03	1/14/15	35,600	(34,431)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	40.45	1/14/15	18,300	(7,803)
Motorola Solutions, Inc.	Credit Suisse International	Call	USD	66.76	1/14/15	66,800	(87,246)
The Toronto-Dominion Bank	Goldman Sachs International	Call	USD	50.95	1/14/15	50,000	(368)
Diageo PLC — ADR	Citibank N.A.	Call	USD	120.83	1/15/15	34,200	(3,409)
Health Care REIT, Inc.	Credit Suisse International	Call	USD	76.09	1/15/15	5,400	(4,397)
SunTrust Banks, Inc.	Credit Suisse International	Call	USD	39.78	1/20/15	82,400	(206,851)
American Tower Corp.	Goldman Sachs International	Call	USD	100.46	1/26/15	19,800	(20,081)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	74.66	1/26/15	32,000	(99,318)
EI du Pont de Nemours & Co.	Goldman Sachs International	Call	USD	70.52	1/26/15	62,500	(238,728)
SunTrust Banks, Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.81	1/26/15	62,000	(59,511)
SunTrust Banks, Inc.	UBS AG	Call	USD	41.88	1/26/15	47,400	(46,225)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.17	1/27/15	42,600	(57,300)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	56.99	1/27/15	143,000	(251,275)
Automatic Data Processing, Inc.	Citibank N.A.	Call	USD	86.82	1/28/15	38,400	(15,907)
The Chubb Corp.	Credit Suisse International	Call	USD	105.23	1/28/15	52,500	(39,955)
Fifth Third Bancorp.	Morgan Stanley & Co. International PLC	Call	USD	20.37	1/28/15	87,800	(37,143)
Honeywell International, Inc.	UBS AG	Call	USD	102.44	1/28/15	51,900	(43,700)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	47.06	1/29/15	9,000	(12,323)
International Paper Co.	Goldman Sachs International	Call	USD	53.33	1/29/15	185,000	(315,984)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	50.87	1/29/15	23,600	(61,925)
The Chubb Corp.	Credit Suisse International	Call	USD	105.23	2/02/15	52,500	(45,733)
Diageo PLC — ADR	Citibank N.A.	Call	USD	116.75	2/02/15	35,700	(56,674)
Northrop Grumman Corp.	Goldman Sachs International	Call	USD	149.84	2/02/15	89,300	(244,685)
SunTrust Banks, Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.81	2/02/15	62,000	(70,635)
Ventas, Inc.	Credit Suisse International	Call	USD	74.42	2/02/15	3,400	(1,763)
Weyerhaeuser Co.	Credit Suisse International	Call	USD	36.15	2/02/15	44,500	(29,669)
The Kroger Co.	Credit Suisse International	Call	USD	63.79	2/03/15	121,500	(184,848)
Equity Residential	Citibank N.A.	Call	USD	74.14	2/04/15	5,400	(3,359)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	56.99	2/05/15	144,000	(287,821)
EI du Pont de Nemours & Co.	Goldman Sachs International	Call	USD	70.52	2/05/15	62,500	(268,792)
Johnson Controls, Inc.	Credit Suisse International	Call	USD	48.83	2/05/15	43,000	(52,188)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.87	2/06/15	81,000	(58,593)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	50.90	2/09/15	56,400	(159,518)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	51.75	2/12/15	35,700	(75,409)
NextEra Energy, Inc.	Deutsche Bank AG	Call	USD	105.56	2/12/15	62,900	(203,881)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	75.55	2/13/15	48,000	(146,248)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.87	2/13/15	81,100	(65,706)
ITC Holdings Corp.	UBS AG	Call	USD	38.75	2/19/15	30,400	(62,959)
Johnson Controls, Inc.	Credit Suisse International	Call	USD	48.83	2/25/15	43,000	(67,388)
Total							$(4,995,534)

See Notes to Financial Statements.

40	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$123,652,769	—	—	$123,652,769
Air Freight & Logistics	20,332,993	—	—	20,332,993
Auto Components	8,328,982	—	—	8,328,982
Banks	273,801,890	$1,969,760	—	275,771,650
Beverages	25,588,512	137,277	—	25,725,789
Capital Markets	21,925,960	—	—	21,925,960
Chemicals	53,912,278	1,116,485	—	55,028,763
Commercial Services & Supplies	8,438,664	—	—	8,438,664
Communications Equipment	29,151,464	—	—	29,151,464
Construction & Engineering	—	660,692	—	660,692
Consumer Finance	26,321,016	—	—	26,321,016
Distributors	650,077	—	—	650,077
Diversified Financial Services	15,194,610	—	—	15,194,610
Diversified Telecommunication Services	35,969,124	343,328	—	36,312,452
Electric Utilities	43,707,554	884,350	—	44,591,904
Electrical Equipment	7,592,444	—	—	7,592,444
Energy Equipment & Services	8,395,803	—	—	8,395,803
Food & Staples Retailing	21,463,408	—	—	21,463,408
Food Products	26,303,765	415,536	—	26,719,301
Health Care Equipment & Supplies	17,635,190	—	—	17,635,190
Health Care Providers & Services	8,369,088	—	—	8,369,088
Hotels, Restaurants & Leisure	23,668,620	—	—	23,668,620
Household Products	45,894,941	—	—	45,894,941
Industrial Conglomerates	67,730,934	670,498	—	68,401,432
Insurance	112,760,590	901,258	—	113,661,848
IT Services	20,879,317	—	—	20,879,317
Media	63,341,360	—	—	63,341,360
Metals & Mining	10,585,563	228,244	—	10,813,807
Multi-Utilities	41,247,353	—	—	41,247,353
Oil, Gas & Consumable Fuels	156,208,366	444,873	—	156,653,239
Paper & Forest Products	19,859,427	—	—	19,859,427
Pharmaceuticals	147,110,306	2,702,877	—	149,813,183
Professional Services	6,517,161	—	—	6,517,161
Real Estate Investment Trusts (REITs)	19,130,539	14,533	—	19,145,072
Road & Rail	29,178,629	—	—	29,178,629
Semiconductors & Semiconductor Equipment	31,954,772	—	—	31,954,772
Software	37,209,799	362,642	—	37,572,441
Specialty Retail	49,776,774	893,218	—	50,669,992
Technology Hardware, Storage & Peripherals	117,142	323,490	—	440,632

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	41

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Textiles, Apparel & Luxury Goods	$22,589,840	—	—	$22,589,840
Thrifts & Mortgage Finance	261,096	—	—	261,096
Tobacco	29,894,000	$937,505	—	30,831,505
Transportation Infrastructure	—	2,147	—	2,147
Water Utilities	13,783,380	—	—	13,783,380
Short-Term Securities	23,544,648	—	—	23,544,648

Total	$1,749,980,148	$13,008,713	—	$1,762,988,861

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(9,375,171)	$(7,015,899)	—	$(16,391,070)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,242	—	—	$1,242
Foreign currency at value	1,800	—	—	1,800
Cash pledged as collateral for OTC derivatives	98,000	—	—	98,000

Total	$101,042	—	—	$101,042

During the period ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.6%
Anheuser-Busch InBev NV	148,859	$16,752,839
Canada — 1.0%
MEG Energy Corp. (a)	288,000	4,846,273
Suncor Energy, Inc.	185,800	5,901,205

		10,747,478
China — 2.6%
Alibaba Group Holding — ADR (a)(b)	94,870	9,860,788
Baidu, Inc. — ADR (a)(b)	45,900	10,463,823
Beijing Enterprises Water Group Ltd.	10,224,000	6,908,436

		27,233,047
France — 3.9%
AXA SA	299,000	6,889,886
Schneider Electric SE	115,200	8,389,951
Societe Generale SA	193,201	8,085,517
Unibail-Rodamco SE — REIT	30,600	7,850,010
Vivendi SA	423,850	10,549,878

		41,765,242
Germany — 3.5%
Daimler AG	145,000	12,042,868
Henkel AG & Co. KGaA	98,100	10,567,152
Infineon Technologies AG	647,184	6,848,427
Telefonica Deutschland Holding AG	1,375,600	7,290,490

		36,748,937
Greece — 0.3%
Alpha Bank AE (a)(c)	5,723,221	3,214,986
Hong Kong — 1.7%
AIA Group Ltd.	2,574,700	14,200,675
Melco Crown Entertainment Ltd. — ADR	144,800	3,677,920

		17,878,595
India — 1.8%
HDFC Bank Ltd.	660,372	11,300,261
ITC Ltd.	1,419,900	8,293,669

		19,593,930
Indonesia — 0.9%
Global Mediacom Tbk PT	32,923,100	3,772,265
Matahari Department Store Tbk PT	4,651,623	5,605,024

		9,377,289
Ireland — 1.1%
Green REIT PLC (a)	7,335,137	11,361,159
Italy — 1.0%
Banca Generali SpA (b)	291,290	8,101,728
Moncler SpA	222,400	2,971,646

		11,073,374
Japan — 4.8%
FANUC Corp.	38,500	6,347,895
Kenedix Office Investment Corp. — REIT	778	4,403,594
Mitsubishi Estate Co. Ltd.	442,000	9,313,327
Nabtesco Corp.	333,400	8,057,828
Shinsei Bank Ltd.	4,965,000	8,641,177
SMC Corp.	20,900	5,480,483
SoftBank Corp.	137,200	8,166,596

		50,410,900
Mexico — 0.4%
Cemex SAB de CV — ADR (a)(c)	453,592	4,622,103
Netherlands — 2.0%
Royal Dutch Shell PLC, A Shares — ADR	311,400	20,848,230

Common Stocks	Shares	Value
New Zealand — 0.4%
Xero Ltd. (Acquired 10/15/13, Cost $5,317,368) (a)(d)	350,000	$4,359,956
Peru — 0.6%
Credicorp Ltd. (b)	40,700	6,519,326
South Africa — 0.7%
Naspers Ltd., N Shares	58,600	7,580,217
South Korea — 2.2%
NAVER Corp.	7,620	4,880,115
Samsung Electronics Co. Ltd.	8,200	9,858,405
SK Hynix, Inc. (a)	196,900	8,414,605

		23,153,125
Spain — 1.5%
NH Hotel Group SA (a)	2,256,849	10,782,435
Sacyr SA (a)	1,582,242	5,410,595

		16,193,030
Sweden — 1.1%
Nordea Bank AB	570,858	6,608,129
Svenska Cellulosa AB SCA, Class B	236,427	5,097,059

		11,705,188
Switzerland — 3.0%
Novartis AG	157,200	14,579,275
Roche Holding AG	36,270	9,827,074
UBS Group AG	422,149	7,256,615

		31,662,964
Taiwan — 0.4%
Hermes Microvision, Inc.	77,042	3,852,921
United Kingdom — 7.4%
AstraZeneca PLC	172,700	12,197,954
BAE Systems PLC	741,000	5,419,089
Crest Nicholson Holdings PLC	1,501,002	9,035,368
Delphi Automotive PLC	133,800	9,729,936
Foxtons Group PLC	1,664,787	4,153,631
Lloyds Banking Group PLC (a)	5,415,100	6,369,579
Metro Bank PLC (Acquired 1/16/14, Cost $5,768,771) (a)(d)	271,008	5,499,570
Nomad Holdings Ltd. (a)	556,597	6,037,361
Polypipe Group PLC	1,751,039	6,699,899
Prudential PLC	352,300	8,145,010
Vodafone Group PLC — ADR	157,040	5,366,057

		78,653,454
United States — 54.3%
Abbott Laboratories (b)(e)	261,600	11,777,232
AbbVie, Inc. (b)(e)	190,723	12,480,913
Actavis PLC (a)(b)	49,100	12,638,831
Adobe Systems, Inc. (a)	98,700	7,175,490
Alkermes PLC (a)(b)	171,200	10,025,472
Altria Group, Inc. (b)	283,200	13,953,264
American Airlines Group, Inc. (b)	197,800	10,608,014
Apple, Inc. (b)(e)	294,288	32,483,509
Applied Materials, Inc. (b)	260,000	6,479,200
Aramark	306,200	9,538,130
Autodesk, Inc. (a)(b)	142,400	8,552,544
BankUnited, Inc.	415,583	12,039,440
Becton Dickinson and Co. (b)	45,600	6,345,696
Best Buy Co., Inc. (b)	184,680	7,198,826
Biogen Idec, Inc. (a)(b)	18,400	6,245,880
BioMarin Pharmaceutical, Inc. (a)(b)	92,276	8,341,750
Bristol-Myers Squibb Co. (b)	143,300	8,458,999

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	43

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Cabot Oil & Gas Corp. (b)(e)	119,009	$3,523,856
Charles River Laboratories International, Inc. (a)	140,200	8,922,328
Citigroup, Inc. (b)	334,961	18,124,740
Comcast Corp., Class A (b)(e)	275,700	15,993,357
Concho Resources, Inc. (a)	69,200	6,902,700
Covidien PLC (b)	93,500	9,563,180
Crown Holdings, Inc. (a)(b)	187,400	9,538,660
Eastman Chemical Co. (b)	115,700	8,777,002
Enterprise Products Partners LP (b)	172,200	6,219,864
EOG Resources, Inc. (b)	105,200	9,685,764
Facebook, Inc., Class A (a)(b)	86,900	6,779,938
Google, Inc., Class A (a)(b)	23,439	12,438,140
Google, Inc., Class C (a)(b)	23,739	12,496,210
The Hain Celestial Group, Inc. (a)	230,282	13,423,138
The Hartford Financial Services Group, Inc. (b)	379,600	15,825,524
Hortonworks, Inc. (a)	84,025	2,268,675
Hortonworks, Inc. (Acquired 3/21/14, Cost $10,245,987) (a)(d)	420,362	10,782,285
JPMorgan Chase & Co. (b)(e)	205,715	12,873,645
Kennedy-Wilson Holdings, Inc.	473,500	11,979,550
Kinder Morgan, Inc. (b)	252,500	10,683,275
Las Vegas Sands Corp. (b)	77,300	4,495,768
LendingClub Corp. (a)(b)	123,000	3,111,900
LendingClub Corp. (Acquired 12/11/14, Cost $3,435,401) (a)(d)	337,756	8,117,966
Lowe’s Cos., Inc. (b)	145,700	10,024,160
MasterCard, Inc., Class A (b)	123,100	10,606,296
Merck & Co., Inc. (b)	145,600	8,268,624
Microsoft Corp. (b)	266,800	12,392,860
Mondelez International, Inc., Class A	348,800	12,670,160
New Relic Inc. (Acquired 4/15/14, Cost $7,078,515) (a)(d)	249,772	8,266,954
New Relic, Inc. (a)	48,600	1,693,224
Pfizer, Inc. (b)	220,900	6,881,035
Platform Specialty Products Corp. (a)	443,733	10,303,480
Public Service Enterprise Group, Inc.	206,500	8,551,165
Ralph Lauren Corp.	49,300	9,128,388
Roper Industries, Inc. (b)	86,700	13,555,545
Samsonite International SA	2,561,300	7,590,277
Schlumberger Ltd. (b)	119,260	10,185,997
St. Jude Medical, Inc.	86,600	5,631,598
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,691) (a)(d)	438,690	4,641,340
U.S. Silica Holdings, Inc.	104,700	2,689,743
United Parcel Service, Class B	113,900	12,662,263
United Rentals, Inc. (a)(b)	45,049	4,595,448
WisdomTree Investments, Inc. (b)	592,193	9,282,625

		576,491,837
Total Common Stocks — 98.2%		1,041,800,127

Investment Companies	Shares	Value
United Kingdom — 0.5%
Kennedy Wilson Europe Real Estate PLC	302,475	$4,973,677

Preferred Stocks
India — 0.3%
Snapdeal.com, Series F (Acquired 5/7/14, Cost $1,888,464), 0.00% (a)(d)	266	2,069,573
Snapdeal.com, Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(d)	88	727,005

		2,796,578
United States — 1.1%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(d)	508,800	3,851,616
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(d)	61,977	8,259,675

		12,111,291
Total Preferred Stocks — 1.4%		14,907,869

Warrants (f)
United Kingdom — 0.0%
Nomad Holdings Ltd., Expires 4/18/17 (a)	556,597	286,647
Total Long Term Investments (Cost — $933,641,184) — 100.1%		1,061,968,320

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (g)(h)	5,932,752	5,932,752
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (g)(h)(i)	$1,402	1,401,820
Total Short-Term Securities (Cost — $7,334,572) — 0.7%		7,334,572
Total Investments Before Options Written (Cost — $940,975,756) — 100.8%		1,069,302,892

Options Written
(Premiums Received — $11,403,065) — (1.0)%		(10,714,090)
Total Investments Net of Options Written — 99.8%		1,058,588,802
Other Assets Less Liabilities — 0.2%		2,097,923

Net Assets — 100.0%		$1,060,686,725

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Security, or a portion of security, is on loan.

(d)	Restricted securities as to resale. As of December 31, 2014 the Trust held 4.9% of its net assets, with current market value of $52,081,865 and original cost of $46,902,854, in these securities.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

See Notes to Financial Statements.

44	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

(f)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	Represents the current yield as of report date.

(h)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,876,038	(3,943,286)	5,932,752	$1,539
BlackRock Liquidity Series, LLC Money Market Series	1,398,320	$3,500	$1,401,820	$10,221

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Hartford Financial Services Group, Inc.	Call	USD	41.00	1/02/15	540	$(42,660)
The Hartford Financial Services Group, Inc.	Call	USD	42.00	1/02/15	539	(4,851)
AbbVie, Inc.	Call	USD	68.50	1/09/15	650	(17,875)
Altria Group, Inc.	Call	USD	51.50	1/09/15	401	(1,805)
Apple, Inc.	Call	USD	118.00	1/09/15	248	(1,984)
Applied Materials, Inc.	Call	USD	24.50	1/09/15	470	(34,310)
Baidu, Inc. — ADR	Call	USD	237.50	1/09/15	220	(22,550)
Biogen Idec, Inc.	Call	USD	350.00	1/09/15	50	(17,250)
Citigroup, Inc.	Call	USD	54.50	1/09/15	370	(19,240)
Facebook, Inc., Class A	Call	USD	81.00	1/09/15	470	(11,045)
Las Vegas Sands Corp.	Call	USD	61.00	1/09/15	129	(2,516)
Lowe’s Cos., Inc.	Call	USD	63.01	1/09/15	399	(231,517)
MasterCard, Inc., Class A	Call	USD	88.00	1/09/15	407	(14,449)
Merck & Co., Inc.	Call	USD	61.50	1/09/15	288	(864)
Microsoft Corp.	Call	USD	48.50	1/09/15	625	(3,750)
Pfizer, Inc.	Call	USD	32.00	1/09/15	350	(2,450)
United Parcel Service, Class B	Call	USD	111.00	1/09/15	270	(33,075)
Abbott Laboratories	Call	USD	44.00	1/17/15	1,049	(138,993)
AbbVie, Inc.	Call	USD	67.50	1/17/15	399	(25,935)
Actavis PLC	Call	USD	270.00	1/17/15	282	(72,615)
Alibaba Group Holding — ADR	Call	USD	110.00	1/17/15	183	(16,013)
Alkermes PLC	Call	USD	60.00	1/17/15	127	(26,035)
American Airlines Group, Inc.	Call	USD	45.00	1/17/15	540	(465,750)
Apple, Inc.	Call	USD	114.29	1/17/15	265	(24,115)
Apple, Inc.	Call	USD	115.00	1/17/15	265	(19,345)
Apple, Inc.	Call	USD	118.57	1/17/15	246	(6,027)
Applied Materials, Inc.	Call	USD	25.00	1/17/15	470	(31,725)
Autodesk, Inc.	Call	USD	62.50	1/17/15	384	(21,888)
Becton Dickinson and Co.	Call	USD	145.00	1/17/15	230	(12,075)
Best Buy Co., Inc.	Call	USD	38.00	1/17/15	462	(119,427)
BioMarin Pharmaceutical, Inc.	Call	USD	95.00	1/17/15	100	(14,250)
Bristol-Myers Squibb Co.	Call	USD	60.00	1/17/15	360	(31,860)
Cabot Oil & Gas Corp.	Call	USD	36.25	1/17/15	218	(1,090)
Citigroup, Inc.	Call	USD	55.00	1/17/15	143	(10,224)
Comcast Corp., Class A	Call	USD	57.50	1/17/15	637	(83,129)
Covidien PLC	Call	USD	100.00	1/17/15	257	(109,225)
Credicorp Ltd.	Call	USD	165.00	1/17/15	102	(13,005)
Crown Holdings, Inc.	Call	USD	49.00	1/17/15	422	(100,225)
Eastman Chemical Co.	Call	USD	87.50	1/17/15	321	(1,605)
Enterprise Products Partners LP	Call	USD	38.75	1/17/15	473	(8,278)
EOG Resources, Inc.	Call	USD	100.00	1/17/15	263	(10,389)
Google, Inc., Class C	Call	USD	560.00	1/17/15	67	(5,695)
The Hartford Financial Services Group, Inc.	Call	USD	40.00	1/17/15	540	(104,220)
The Hartford Financial Services Group, Inc.	Call	USD	42.00	1/17/15	540	(27,270)
JPMorgan Chase & Co.	Call	USD	62.50	1/17/15	129	(12,964)
Kinder Morgan, Inc.	Call	USD	40.00	1/17/15	700	(178,850)
Kinder Morgan, Inc.	Call	USD	42.50	1/17/15	140	(9,380)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	45

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Las Vegas Sands Corp.	Call	USD	67.25	1/17/15	130	$(195)
LendingClub Corp.	Call	USD	27.00	1/17/15	224	(8,960)
Lowe’s Cos., Inc.	Call	USD	67.50	1/17/15	330	(60,225)
MasterCard, Inc., Class A	Call	USD	88.00	1/17/15	91	(5,870)
Merck & Co., Inc.	Call	USD	60.00	1/17/15	211	(2,743)
Microsoft Corp.	Call	USD	49.00	1/17/15	900	(9,450)
Pfizer, Inc.	Call	USD	33.00	1/17/15	90	(405)
Roper Industries, Inc.	Call	USD	160.00	1/17/15	242	(21,175)
Schlumberger Ltd.	Call	USD	100.00	1/17/15	100	(300)
United Rentals, Inc.	Call	USD	115.00	1/17/15	52	(780)
WisdomTree Investments, Inc.	Call	USD	16.00	1/17/15	936	(42,120)
Alibaba Group Holding — ADR	Call	USD	109.00	1/23/15	132	(21,120)
Altria Group, Inc.	Call	USD	51.00	1/23/15	668	(14,362)
American Airlines Group, Inc.	Call	USD	53.00	1/23/15	449	(107,985)
Applied Materials, Inc.	Call	USD	25.00	1/23/15	470	(36,895)
Baidu, Inc. — ADR	Call	USD	247.50	1/23/15	11	(1,348)
Best Buy Co., Inc.	Call	USD	41.50	1/23/15	462	(52,437)
Biogen Idec, Inc.	Call	USD	352.50	1/23/15	50	(42,250)
BioMarin Pharmaceutical, Inc.	Call	USD	83.75	1/23/15	312	(259,847)
Google, Inc., Class A	Call	USD	552.50	1/23/15	54	(32,670)
Google, Inc., Class C	Call	USD	540.00	1/23/15	52	(47,320)
JPMorgan Chase & Co.	Call	USD	62.50	1/23/15	94	(10,998)
Kinder Morgan, Inc.	Call	USD	42.00	1/23/15	450	(54,000)
Schlumberger Ltd.	Call	USD	94.00	1/23/15	496	(16,616)
United Parcel Service, Class B	Call	USD	113.00	1/23/15	328	(32,472)
United Rentals, Inc.	Call	USD	110.00	1/23/15	175	(28,438)
Covidien PLC	Call	USD	103.70	1/26/15	211	(38,951)
Alibaba Group Holding — ADR	Call	USD	112.00	1/30/15	160	(20,400)
Altria Group, Inc.	Call	USD	51.00	1/30/15	347	(13,360)
Apple, Inc.	Call	USD	115.00	1/30/15	235	(53,345)
Citigroup, Inc.	Call	USD	54.00	1/30/15	282	(42,723)
Citigroup, Inc.	Call	USD	54.50	1/30/15	440	(53,680)
Comcast Corp., Class A	Call	USD	57.00	1/30/15	742	(155,449)
JPMorgan Chase & Co.	Call	USD	61.50	1/30/15	128	(24,896)
MasterCard, Inc., Class A	Call	USD	86.00	1/30/15	120	(29,640)
Pfizer, Inc.	Call	USD	32.00	1/30/15	334	(11,857)
JPMorgan Chase & Co.	Call	USD	64.00	2/06/15	306	(24,174)
Abbott Laboratories	Call	USD	46.00	2/20/15	260	(20,670)
Alkermes PLC	Call	USD	55.00	2/20/15	729	(441,045)
Apple, Inc.	Call	USD	115.00	2/20/15	235	(70,735)
Banca Generali SpA	Call	EUR	24.00	2/20/15	33	(1,139)
Bristol-Myers Squibb Co.	Call	USD	60.00	2/20/15	360	(67,860)
Citigroup, Inc.	Call	USD	55.00	2/20/15	440	(61,160)
Credicorp Ltd.	Call	USD	170.00	2/20/15	101	(19,948)
Eastman Chemical Co.	Call	USD	77.00	2/20/15	260	(62,530)
JPMorgan Chase & Co.	Call	USD	62.50	2/20/15	372	(63,612)
Las Vegas Sands Corp.	Call	USD	62.50	2/20/15	129	(12,771)
Merck & Co., Inc.	Call	USD	62.50	2/20/15	436	(10,246)
Pfizer, Inc.	Call	USD	32.00	2/20/15	330	(15,345)
Roper Industries, Inc.	Call	USD	160.00	2/20/15	192	(62,400)
Crown Holdings, Inc.	Call	USD	50.50	2/26/15	335	(67,883)
Total						$(4,520,593)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aramark	UBS AG	Call	USD	29.53	1/05/15	41,900	$(67,978)
AIA Group Ltd.	BNP Paribas S.A.	Call	HKD	45.85	1/06/15	515,000	(504)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	616,080.00	1/06/15	62	(32,041)
Kenedix Office Investment Corp. — REIT	Citibank N.A.	Call	JPY	629,340.00	1/06/15	30	(12,198)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,718.42	1/06/15	47,000	(587)

See Notes to Financial Statements.

46	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of December 31, 2014, over-the-counter options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Nabtesco Corp.	UBS AG	Call	JPY	2,901.78	1/06/15	40,000	$(15,100)
Nabtesco Corp.	UBS AG	Call	JPY	2,909.98	1/06/15	52,000	(17,508)
NAVER Corp.	Morgan Stanley & Co. International PLC	Call	KRW	792,848.73	1/06/15	2,600	(79)
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	56,000	(254,233)
Samsonite International SA	Citibank N.A.	Call	HKD	27.54	1/06/15	213,300	—
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	26.60	1/06/15	185,100	—
SMC Corp.	UBS AG	Call	JPY	31,059.00	1/06/15	6,300	(37,712)
BankUnited, Inc.	Credit Suisse International	Call	USD	30.90	1/07/15	66,000	(235)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	84.41	1/07/15	24,000	(136,409)
Beijing Enterprises Water Group Ltd.	Citibank N.A.	Call	HKD	5.55	1/08/15	700,000	(103)
Cabot Oil & Gas Corp.	Credit Suisse International	Call	USD	34.89	1/08/15	21,800	(12)
Cemex SAB de CV — ADR	Deutsche Bank AG	Call	USD	12.72	1/08/15	124,700	(1)
Charles River Laboratories International, Inc.	Morgan Stanley & Co. International PLC	Call	USD	64.61	1/08/15	38,600	(19,589)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.77	1/08/15	745,000	(6,158)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.68	1/08/15	75,000	(26,827)
Roche Holding AG	UBS AG	Call	CHF	290.80	1/08/15	21,000	(118)
Svenska Cellulosa AB SCA, Class B	Deutsche Bank AG	Call	SEK	173.53	1/08/15	73,400	(1,378)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.05	1/08/15	75,000	(29,900)
Vivendi SA	Bank of America N.A.	Call	EUR	20.15	1/08/15	140,000	(86,872)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	26.76	1/09/15	48,000	(1,471)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	93.36	1/12/15	31,000	(50,706)
Telefonica Deutschland Holding AG	Goldman Sachs International	Call	EUR	4.23	1/12/15	250,000	(57,362)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.57	1/14/15	490,000	(240)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	616,080.00	1/14/15	62	(32,548)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,652.51	1/14/15	99,000	(14,064)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,944.40	1/14/15	70,000	(28,657)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,504.50	1/14/15	35,400	(141,697)
Prudential PLC	Goldman Sachs International	Call	GBP	15.49	1/14/15	97,000	(8,171)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	27.24	1/14/15	183,000	(5)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	27.93	1/14/15	241,200	(4)
Samsung Electronics Co. Ltd.	Citibank N.A.	Call	KRW	1,318,720.48	1/14/15	3,500	(116,621)
Charles River Laboratories International, Inc.	Morgan Stanley & Co. International PLC	Call	USD	64.61	1/15/15	38,600	(31,749)
The Hain Celestial Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	52.38	1/15/15	65,800	(395,990)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.91	1/15/15	75,000	(15,805)
Public Service Enterprise Group, Inc.	Credit Suisse International	Call	USD	40.78	1/15/15	52,000	(58,402)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	28.20	1/20/15	241,200	(8)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.36	1/21/15	200,000	(1,375)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.59	1/21/15	1,600,000	(2,397)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	662,290.00	1/21/15	92	(19,270)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.94	1/21/15	80,000	(18,066)
Daimler AG	Morgan Stanley & Co. International PLC	Call	EUR	67.25	1/22/15	32,000	(96,425)
Delphi Automotive PLC	Citibank N.A.	Call	USD	74.36	1/22/15	52,000	(45,304)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.80	1/22/15	1,490,000	(9,787)
Nordea Bank AB	Goldman Sachs International	Call	SEK	95.14	1/22/15	216,000	(5,349)
Public Service Enterprise Group, Inc.	UBS AG	Call	USD	42.33	1/22/15	10,000	(5,623)
Kennedy-Wilson Holdings, Inc.	Goldman Sachs International	Call	USD	27.31	1/23/15	32,000	(2,523)
Samsung Electronics Co. Ltd.	Goldman Sachs International	Call	KRW	1,368,195.95	1/23/15	600	(13,232)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	62.51	1/23/15	68,000	(58,539)
Unibail-Rodamco SE — REIT	Bank of America N.A.	Call	EUR	203.21	1/26/15	6,800	(90,669)
WisdomTree Investments, Inc.	Morgan Stanley & Co. International PLC	Call	USD	15.58	1/26/15	100,000	(84,300)
AIA Group Ltd.	Citibank N.A.	Call	HKD	44.51	1/27/15	476,000	(30,451)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	47

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of December 31, 2014, over-the-counter options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aramark	Deutsche Bank AG	Call	USD	29.02	1/27/15	38,600	$(84,767)
Aramark	UBS AG	Call	USD	30.46	1/27/15	13,600	(14,152)
Delphi Automotive PLC	Credit Suisse International	Call	USD	73.28	1/27/15	20,900	(29,437)
Infineon Technologies AG	Deutsche Bank AG	Call	EUR	8.53	1/27/15	356,000	(162,816)
Mondelez International, Inc., Class A	Deutsche Bank AG	Call	USD	38.89	1/27/15	109,200	(12,165)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.91	1/27/15	75,000	(20,479)
SK Hynix, Inc.	Citibank N.A.	Call	KRW	49,731.12	1/27/15	74,700	(67,210)
SK Hynix, Inc.	UBS AG	Call	KRW	47,914.50	1/27/15	24,000	(37,113)
BankUnited, Inc.	Credit Suisse International	Call	USD	30.90	1/28/15	50,000	(5,755)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.47	1/28/15	750,000	(3,606)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	87.41	1/28/15	25,000	(85,190)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	634,440.00	1/28/15	10	(3,973)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.94	1/28/15	80,000	(20,803)
Novartis AG	UBS AG	Call	CHF	92.11	1/28/15	33,600	(66,228)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.49	1/28/15	33,000	(398)
SoftBank Corp.	Citibank N.A.	Call	JPY	7,251.18	1/28/15	31,300	(50,562)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	47.06	1/29/15	70,000	(95,843)
Nordea Bank AB	Goldman Sachs International	Call	SEK	87.64	1/29/15	165,000	(73,204)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.25	1/29/15	180,000	(48,630)
UBS Group AG	UBS AG	Call	CHF	16.84	1/29/15	211,000	(120,708)
Platform Specialty Products Corp.	Morgan Stanley & Co. International PLC	Call	USD	23.55	1/30/15	60,000	(56,461)
Ralph Lauren Corp.	UBS AG	Call	USD	184.24	1/30/15	12,300	(60,474)
Adobe Systems, Inc.	Citibank N.A.	Call	USD	75.77	2/02/15	49,500	(40,866)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	93.77	2/03/15	39,000	(111,135)
Hermes Microvision, Inc.	Goldman Sachs International	Call	TWD	1,575.90	2/03/15	21,000	(59,371)
Mitsubishi Estate Co. Ltd.	UBS AG	Call	JPY	2,690.88	2/03/15	98,000	(32,256)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,962.08	2/03/15	6,000	(3,924)
NAVER Corp.	Citibank N.A.	Call	KRW	726,190.00	2/03/15	1,240	(25,033)
SMC Corp.	Citibank N.A.	Call	JPY	31,638.25	2/03/15	4,100	(36,233)
Vodafone Group PLC — ADR	UBS AG	Call	USD	34.05	2/03/15	39,300	(45,773)
Royal Dutch Shell PLC, Class A — ADR	Deutsche Bank AG	Call	USD	62.78	2/04/15	64,000	(305,668)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	212.00	2/04/15	8,500	(54,842)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.27	2/05/15	650,000	(10,238)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.47	2/05/15	750,000	(4,872)
The Hain Celestial Group, Inc.	Credit Suisse International	Call	USD	59.25	2/05/15	49,400	(89,302)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	26.05	2/05/15	20,500	(10,496)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	27.90	2/05/15	35,000	(4,320)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.76	2/05/15	450,000	(11,204)
St. Jude Medical, Inc.	Credit Suisse International	Call	USD	68.14	2/05/15	47,700	(79,698)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	44.76	2/06/15	20,000	(59,622)
AXA SA	Deutsche Bank AG	Call	EUR	19.62	2/06/15	149,500	(54,243)
BAE Systems PLC	Morgan Stanley & Co. International PLC	Call	GBP	4.54	2/06/15	370,500	(125,727)
FANUC Corp.	Citibank N.A.	Call	JPY	21,420.00	2/06/15	21,000	(37,351)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	670,915.00	2/06/15	92	(19,387)
Kenedix Office Investment Corp. — REIT	Morgan Stanley & Co. International PLC	Call	JPY	684,420.00	2/06/15	40	(6,055)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.87	2/06/15	32,600	(23,582)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.81	2/06/15	75,000	(28,463)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.49	2/06/15	33,000	(597)
Societe Generale SA	Deutsche Bank AG	Call	EUR	33.79	2/06/15	96,000	(241,619)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.25	2/06/15	180,000	(49,343)
Vivendi SA	UBS AG	Call	EUR	19.71	2/06/15	70,000	(89,684)
Aramark	Deutsche Bank AG	Call	USD	29.59	2/09/15	59,000	(105,339)

See Notes to Financial Statements.

48	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of December 31, 2014, over-the-counter options written as were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Daimler AG	UBS AG	Call	EUR	68.48	2/09/15	40,000	$(120,274)
AIA Group Ltd.	UBS AG	Call	HKD	44.21	2/10/15	476,000	(48,213)
Autodesk, Inc.	Citibank N.A.	Call	USD	61.50	2/10/15	32,800	(49,830)
Crown Holdings, Inc.	Goldman Sachs International	Call	USD	52.25	2/10/15	18,000	(16,687)
Hermes Microvision, Inc.	Morgan Stanley & Co. International PLC	Call	TWD	1,506.75	2/12/15	18,000	(79,101)
Samsonite International SA	UBS AG	Call	HKD	23.67	2/12/15	159,900	(12,948)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.90	2/13/15	75,000	(14,533)
Kennedy-Wilson Holdings, Inc.	Bank of America N.A.	Call	USD	26.20	2/13/15	42,000	(22,780)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.87	2/13/15	32,600	(26,412)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.81	2/13/15	75,000	(30,376)
SoftBank Corp.	Goldman Sachs International	Call	JPY	7,258.83	2/17/15	37,000	(72,745)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.57	2/19/15	24,200	(11,732)
Prudential PLC	Goldman Sachs International	Call	GBP	15.49	2/19/15	97,000	(33,325)
Ralph Lauren Corp.	UBS AG	Call	USD	184.24	2/19/15	12,300	(76,280)
Public Service Enterprise Group, Inc.	Credit Suisse International	Call	USD	41.39	2/23/15	52,000	(71,310)
Vodafone Group PLC — ADR	UBS AG	Call	USD	34.05	2/23/15	39,300	(55,425)
Royal Dutch Shell PLC, Class A — ADR	Citibank N.A.	Call	USD	69.42	2/24/15	28,000	(31,560)
Royal Dutch Shell PLC, Class A — ADR	Deutsche Bank AG	Call	USD	62.78	2/24/15	64,000	(318,960)
Kennedy-Wilson Holdings, Inc.	Goldman Sachs International	Call	USD	25.50	2/25/15	35,100	(32,437)
Total							$(6,193,497)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets and liabilities or the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$16,752,839	—	$16,752,839
Canada	$10,747,478	—	—	10,747,478
China	20,324,611	6,908,436	—	27,233,047
France	—	41,765,242	—	41,765,242
Germany	—	36,748,937	—	36,748,937
Greece	—	3,214,986	—	3,214,986
Hong Kong	3,677,920	14,200,675	—	17,878,595
India	8,293,669	11,300,261	—	19,593,930
Indonesia	—	9,377,289	—	9,377,289
Ireland	11,361,159	—	—	11,361,159
Italy	—	11,073,374	—	11,073,374

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	49

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Japan	—	$50,410,900	—	$50,410,900
Mexico	$4,622,103	—	—	4,622,103
Netherlands	20,848,230	—	—	20,848,230
New Zealand	—	4,359,956	—	4,359,956
Peru	6,519,326	—	—	6,519,326
South Africa	—	7,580,217	—	7,580,217
South Korea	—	23,153,125	—	23,153,125
Spain	—	16,193,030	—	16,193,030
Sweden	—	11,705,188	—	11,705,188
Switzerland	7,256,615	24,406,349	—	31,662,964
Taiwan	—	3,852,921	—	3,852,921
United Kingdom	15,095,993	58,057,891	$5,499,570	78,653,454
United States	537,093,015	34,757,482	4,641,340	576,491,837
Investment Companies	4,973,677	—	—	4,973,677
Preferred Stocks	—	—	14,907,869	14,907,869
Warrants	286,647	—	—	286,647
Short-Term Securities	5,932,752	1,401,820	—	7,334,572

Total	$657,033,195	$387,220,918	$25,048,779	$1,069,302,892

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(3,858,720)	$(6,855,370)	—	$(10,714,090)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,045	—	—	$1,045
Foreign currency at value	1,350,321	—	—	1,350,321
Liabilities:
Collateral on securities loaned at value	—	$(1,401,820)	—	(1,401,820)

Total	$1,351,366	$(1,401,820)	—	$(50,454)

During the period ended December 31, 2014, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2014	$11,343,915	$29,759,869	$41,103,784
Transfers into Level 3	—	—	—
Transfers out of Level 3	(641,263)	(20,209,108)	(20,850,371)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation	(561,742)	5,339,821	4,778,079
Purchases	—	17,287	17,287
Sales		—	—

Closing Balance, as of December 31, 2014	$10,140,910	$14,907,869	$25,048,779

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014	$(561,742)	$5,339,821	$4,778,079

See Notes to Financial Statements.

50	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of December 31, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$10,140,910	Market Comparable Companies	Tangible Book Value Multiple[1]	1.51x-1.70x
Preferred Stocks[3]	3,851,616	Market Comparable Companies	2015P Revenue Multiple[1]	14.44x
		Options Pricing Model	Years to IPO[2]	2
			Risk Free Rate[2]	0.57%
			Volatility[1]	45.00%
			Discount Rate on Liquidation Preference[1]	8.00%
	2,796,578	Market Comparable Companies	Current Fiscal Year Revenue Multiple[1]	2.28x
		Options Pricing Model	Years to IPO[2]	3.75
			Risk Free Rate[2]	7.89%
			Volatility[1]	60.00%
	8,259,675	Probability-Weighted Expected Return Model	Years to IPO[2]	1-3
			IPO Exit Probability[1]	90.00%
			Discount Rate[1]	20.11%
			Margin[1]	20.00%
			Revenue Multiple[1]	10.0x-15.0x
			Projected Gross Revenue[1]	$20-$454
Total	$25,048,779

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]

For the period ended December 31, 2014, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investment was previously valued utilizing a market comparable company approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for this investment which leverages the most recent equity raise pre-money valuation.

[4]	Amount is stated in billions.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	51

Schedule of Investments December 31, 2014	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 29.9%
Acceleron Pharma, Inc. (a)(b)	23,700	$923,352
Acorda Therapeutics, Inc. (a)(b)	14,400	588,528
Actelion Ltd.	11,500	1,323,893
Agios Pharmaceuticals, Inc. (a)(b)	20,498	2,296,596
Alder Biopharmaceuticals, Inc. (a)	16,600	482,894
Alexion Pharmaceuticals, Inc. (a)(b)	48,960	9,059,069
Alkermes PLC (a)(b)	57,100	3,343,776
Amgen, Inc. (b)	57,500	9,159,175
Anacor Pharmaceuticals, Inc. (a)(b)	10,000	322,500
Aquinox Pharmaceuticals, Inc. (a)	6,400	48,000
Array BioPharma, Inc. (a)(b)	83,400	394,482
Avalanche Biotechnologies, Inc. (a)	3,200	172,800
BioCryst Pharmaceuticals, Inc. (a)(b)	16,000	194,560
Biogen Idec, Inc. (a)(b)	27,595	9,367,123
BioMarin Pharmaceutical, Inc. (a)(b)	38,700	3,498,480
Bluebird Bio, Inc. (a)(b)	3,000	275,160
Celgene Corp. (a)(b)(c)	94,086	10,524,460
Celldex Therapeutics, Inc. (a)(b)	21,400	390,550
Clovis Oncology, Inc. (a)(b)	17,900	1,002,400
Conatus Pharmaceuticals, Inc. (a)	8,200	57,400
Concert Pharmaceuticals, Inc. (a)	4,055	54,012
Dyax Corp. (a)	53,027	745,559
Genomic Health, Inc. (a)	24,000	767,280
Gilead Sciences, Inc. (a)(b)	46,400	4,373,664
Incyte Corp. (a)(b)	32,600	2,383,386
Infinity Pharmaceuticals, Inc. (a)(b)	49,900	842,811
Isis Pharmaceuticals, Inc. (a)(b)	39,000	2,407,860
Juno Therapeutics, Inc. (a)	7,300	381,206
Karyopharm Therapeutics, Inc. (a)(b)	29,253	1,094,940
Kite Pharma, Inc. (a)	2,700	155,709
Kite Pharma, Inc. (Acquired 6/25/14, cost $222,000) (a)(d)	14,655	845,154
Medivation, Inc. (a)(b)	16,900	1,683,409
Neurocrine Biosciences, Inc. (a)(b)	57,162	1,276,999
Otonomy, Inc. (a)	6,100	203,313
ProQR Therapeutics NV (a)	3,900	84,513
Protalix BioTherapeutics, Inc. (a)	115,600	212,704
PTC Therapeutics, Inc. (a)	15,700	812,789
Puma Biotechnology, Inc. (a)(b)	10,300	1,949,481
Receptos, Inc. (a)(b)	24,700	3,025,997
Regeneron Pharmaceuticals, Inc. (a)(b)	10,558	4,331,420
Sage Therapeutics, Inc. (a)	1,900	69,540
Sage Therapeutics, Inc. (Acquired 3/10/14, cost $631,483) (a)(d)	47,342	1,646,081
Sarepta Therapeutics, Inc. (a)	20,900	302,423
Seattle Genetics, Inc. (a)(b)	13,367	429,482
Seres Health, Inc. (Acquired 11/24/14, Cost $251,899) (a)(d)	20,710	251,899
Ultragenyx Pharmaceutical, Inc. (a)	41,849	1,836,334
uniQure B.V. (a)	6,600	97,746
Vertex Pharmaceuticals, Inc. (a)(b)	39,905	4,740,714

		90,431,623
Health Care Equipment & Supplies — 18.3%
Abbott Laboratories (b)	155,500	7,000,610
Align Technology, Inc. (a)(b)	10,400	581,464
AtriCure, Inc. (a)	24,162	482,273
Baxter International, Inc. (b)	44,700	3,276,063
Becton Dickinson and Co. (b)	25,800	3,590,328
Boston Scientific Corp. (a)	237,600	3,148,200
CareFusion Corp. (a)	30,500	1,809,870
Coloplast A/S, Class B	8,300	694,581
The Cooper Cos., Inc. (b)	12,300	1,993,707
Covidien PLC (b)	65,600	6,709,568

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Cyberonics, Inc. (a)(b)	11,200	$623,616
DENTSPLY International, Inc. (b)	12,100	644,567
DexCom, Inc. (a)(b)	21,500	1,183,575
Edwards Lifesciences Corp. (a)(b)	35,399	4,509,125
Insulet Corp. (a)(b)	8,000	368,480
Intuitive Surgical, Inc. (a)(b)	5,800	3,067,852
Masimo Corp. (a)	24,200	637,428
Medtronic, Inc. (b)	63,400	4,577,480
PW Medtech Group Ltd. (a)	490,400	218,308
St. Jude Medical, Inc.	41,800	2,718,254
Stryker Corp. (b)	60,000	5,659,800
Thoratec Corp. (a)(b)	12,000	389,520
Zimmer Holdings, Inc. (b)	12,600	1,429,092

		55,313,761
Health Care Providers & Services — 14.3%
Aetna, Inc. (b)	26,711	2,372,738
AmerisourceBergen Corp. (b)	18,500	1,667,960
Anthem, Inc. (b)	13,000	1,633,710
Cardinal Health, Inc. (b)	57,130	4,612,105
Cigna Corp. (b)	47,000	4,836,770
Envision Healthcare Holdings, Inc. (a)(b)	55,400	1,921,826
Express Scripts Holding Co. (a)(b)	25,176	2,131,652
HCA Holdings, Inc. (a)(b)	60,294	4,424,977
HealthEquity, Inc. (a)	5,900	150,155
McKesson Corp. (b)	33,900	7,036,962
Premier, Inc., Class A (a)	18,700	627,011
UnitedHealth Group, Inc. (b)	85,634	8,656,741
Universal Health Services, Inc., Class B (b)	29,700	3,304,422

		43,377,029
Health Care Technology — 0.7%
Cerner Corp. (a)(b)	34,400	2,224,304
Life Sciences Tools & Services — 3.2%
Charles River Laboratories International, Inc. (a)	45,200	2,876,528
Illumina, Inc. (a)(b)	17,700	3,267,066
Thermo Fisher Scientific, Inc. (b)	29,000	3,633,410

		9,777,004
Pharmaceuticals — 33.4%
AbbVie, Inc. (b)(c)	150,184	9,828,041
Achaogen, Inc. (a)	13,094	170,877
Actavis PLC (a)(b)	27,724	7,136,435
Allergan, Inc. (b)	29,600	6,292,664
AstraZeneca PLC	60,500	4,273,168
Bayer AG	21,700	2,957,901
Bristol-Myers Squibb Co. (b)	95,900	5,660,977
Chugai Pharmaceutical Co. Ltd.	49,900	1,225,212
Dermira, Inc. (a)	11,800	213,698
Eisai Co. Ltd.	41,000	1,585,600
Eli Lilly & Co. (b)	79,100	5,457,109
Intra-Cellular Therapies, Inc. (a)	62,681	1,106,320
Jazz Pharmaceuticals PLC (a)(b)	6,200	1,015,126
Johnson & Johnson (b)	74,970	7,839,613
Mallinckrodt PLC (a)(b)	32,700	3,238,281
Merck & Co., Inc. (b)	130,000	7,382,700
Mylan, Inc. (a)(b)	63,500	3,579,495
Novartis AG	79,800	7,400,929
Perrigo Co. PLC (b)	25,680	4,292,669
Pfizer, Inc. (b)	124,300	3,871,945
Phibro Animal Health Corp., Class A	19,900	627,845
Roche Holding AG	12,900	3,495,155
Salix Pharmaceuticals Ltd. (a)(b)	9,200	1,057,448
Shire PLC — ADR (b)	10,700	2,274,178

52	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd. — ADR (b)	80,700	$4,641,057
Valeant Pharmaceuticals International, Inc. (a)(b)	25,000	3,577,750
Zoetis, Inc. (b)	26,100	1,123,083

		101,325,276
Total Common Stocks — 99.8%		302,448,997

Preferred Stocks
ProNAi Therapeutics, Inc., Series D (Acquired 4/15/14, cost $270,735), 0.00% (a)(d)	386,764	270,735
Spark Therapeutics (Acquired 5/23/14, cost $154,641), 0.00% (a)(d)	96,050	154,641

		425,376
Total Preferred Stocks — 0.1%		425,376
Total Long-Term Investments (Cost — $186,714,603) — 99.9%		302,874,373

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	3,271,616	$3,271,616
Total Short-Term Securities (Cost — $3,271,616) — 1.1%		3,271,616
Total Investments Before Options Written (Cost — $189,986,219) — 101.0%		306,145,989

Options Written
(Premiums Received — $3,268,399) — (1.0)%		(2,914,970)
Total Investments Net of Options Written — 100.0%		303,231,019
Liabilities in Excess of Other Assets — 0.0%		(127,755)

Net Assets — 100.0%		$303,103,264

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Restricted securities as to resale. As of December 31, 2014 the Trust held 0.8% of its net assets, with current market value of $2,323,356 and the original cost of $1,308,758, in these securities.

(e)	Represents the current yield as of report date.

(f)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at October 31, 2014	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	433,398	2,838,218	3,271,616	$534
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$279

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Receptos, Inc.	Call	USD	96.00	1/02/15	56	$(148,461)
Thermo Fisher Scientific, Inc.	Call	USD	127.01	1/08/15	107	(9,557)
AbbVie, Inc.	Call	USD	68.50	1/09/15	265	(7,287)
Anthem, Inc.	Call	USD	129.00	1/09/15	47	(2,702)
Baxter International, Inc.	Call	USD	73.50	1/09/15	83	(4,897)
Eli Lilly & Co.	Call	USD	72.50	1/09/15	150	(2,175)
Express Scripts Holding Co.	Call	USD	85.00	1/09/15	37	(3,164)
Merck & Co., Inc.	Call	USD	61.50	1/09/15	317	(951)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	59.00	1/09/15	58	(1,943)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	59.50	1/09/15	57	(1,340)
Align Technology, Inc.	Call	USD	56.51	1/14/15	38	(3,829)
Abbott Laboratories	Call	USD	44.00	1/17/15	357	(47,302)
Abbott Laboratories	Call	USD	46.00	1/17/15	3	(84)
AbbVie, Inc.	Call	USD	67.50	1/17/15	292	(18,980)
Acorda Therapeutics, Inc.	Call	USD	37.00	1/17/15	50	(21,500)
Actavis PLC	Call	USD	270.00	1/17/15	102	(26,265)
Alkermes PLC	Call	USD	60.00	1/17/15	211	(43,255)

ANNUAL REPORT	DECEMBER 31, 2014	53

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

As of December 31, 2014, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Allergan, Inc.	Call	USD	200.00	1/17/15	116	$(168,200)
AmerisourceBergen Corp.	Call	USD	92.50	1/17/15	68	(4,250)
Array BioPharma, Inc.	Call	USD	5.00	1/17/15	300	(6,000)
Baxter International, Inc.	Call	USD	72.50	1/17/15	82	(12,013)
Becton Dickinson and Co.	Call	USD	130.40	1/17/15	50	(45,960)
Becton Dickinson and Co.	Call	USD	140.00	1/17/15	50	(8,750)
BioCryst Pharmaceuticals, Inc.	Call	USD	12.00	1/17/15	60	(4,320)
Biogen Idec, Inc.	Call	USD	355.00	1/17/15	57	(30,780)
Cardinal Health, Inc.	Call	USD	82.50	1/17/15	207	(12,420)
Celldex Therapeutics, Inc.	Call	USD	22.00	1/17/15	80	(1,000)
Cerner Corp.	Call	USD	65.00	1/17/15	127	(12,700)
Cigna Corp.	Call	USD	105.00	1/17/15	173	(15,137)
Clovis Oncology, Inc.	Call	USD	60.00	1/17/15	66	(7,920)
The Cooper Cos., Inc.	Call	USD	170.00	1/17/15	46	(5,750)
Covidien PLC	Call	USD	100.00	1/17/15	122	(51,850)
DENTSPLY International, Inc.	Call	USD	55.00	1/17/15	45	(1,350)
Edwards Lifesciences Corp.	Call	USD	135.00	1/17/15	131	(5,240)
Envision Healthcare Holdings, Inc.	Call	USD	35.00	1/17/15	205	(14,350)
Express Scripts Holding Co.	Call	USD	82.50	1/17/15	37	(10,286)
Illumina, Inc.	Call	USD	195.00	1/17/15	90	(36,000)
Incyte Corp.	Call	USD	72.50	1/17/15	20	(6,400)
Infinity Pharmaceuticals, Inc.	Call	USD	17.50	1/17/15	185	(16,187)
Insulet Corp.	Call	USD	45.00	1/17/15	30	(6,825)
Isis Pharmaceuticals, Inc.	Call	USD	65.00	1/17/15	133	(24,272)
Jazz Pharmaceuticals PLC	Call	USD	175.00	1/17/15	25	(4,875)
Mallinckrodt PLC	Call	USD	95.00	1/17/15	117	(67,275)
McKesson Corp.	Call	USD	210.00	1/17/15	126	(28,665)
Merck & Co., Inc.	Call	USD	60.00	1/17/15	88	(1,144)
Mylan, Inc.	Call	USD	57.50	1/17/15	235	(19,387)
Neurocrine Biosciences, Inc.	Call	USD	20.00	1/17/15	212	(102,820)
Pfizer, Inc.	Call	USD	31.00	1/17/15	350	(19,250)
Puma Biotechnology, Inc.	Call	USD	225.00	1/17/15	38	(9,880)
Receptos, Inc.	Call	USD	140.00	1/17/15	35	(2,888)
Regeneron Pharmaceuticals, Inc.	Call	USD	410.00	1/17/15	40	(55,200)
Salix Pharmaceuticals Ltd.	Call	USD	120.00	1/17/15	34	(11,730)
Seattle Genetics, Inc.	Call	USD	35.00	1/17/15	50	(2,375)
Stryker Corp.	Call	USD	90.00	1/17/15	102	(52,530)
Stryker Corp.	Call	USD	95.00	1/17/15	120	(21,900)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	60.00	1/17/15	115	(4,198)
Thoratec Corp.	Call	USD	33.00	1/17/15	50	(2,625)
Valeant Pharmaceuticals International, Inc.	Call	USD	140.00	1/17/15	52	(34,320)
Valeant Pharmaceuticals International, Inc.	Call	USD	150.00	1/17/15	40	(8,000)
Vertex Pharmaceuticals, Inc.	Call	USD	120.00	1/17/15	71	(29,110)
Zoetis, Inc.	Call	USD	45.00	1/17/15	96	(3,840)
Aetna, Inc.	Call	USD	92.00	1/23/15	99	(6,386)
Agios Pharmaceuticals, Inc.	Call	USD	85.25	1/23/15	64	(174,150)
Amgen, Inc.	Call	USD	172.50	1/23/15	125	(10,125)
BioMarin Pharmaceutical, Inc.	Call	USD	83.75	1/23/15	200	(166,568)
Celgene Corp.	Call	USD	120.00	1/23/15	347	(44,242)
Express Scripts Holding Co.	Call	USD	86.00	1/23/15	20	(1,910)
Intuitive Surgical, Inc.	Call	USD	540.00	1/23/15	22	(40,370)
Medivation, Inc.	Call	USD	112.00	1/23/15	63	(8,032)
Shire PLC — ADR	Call	USD	217.50	1/23/15	52	(24,700)
Covidien PLC	Call	USD	103.70	1/26/15	121	(22,337)
Alexion Pharmaceuticals, Inc.	Call	USD	195.00	1/30/15	180	(75,600)
Amgen, Inc.	Call	USD	170.00	1/30/15	88	(14,872)
Biogen Idec, Inc.	Call	USD	352.50	1/30/15	45	(49,725)
Bristol-Myers Squibb Co.	Call	USD	62.50	1/30/15	350	(23,450)
Eli Lilly & Co.	Call	USD	72.00	1/30/15	143	(9,652)
Gilead Sciences, Inc.	Call	USD	108.00	1/30/15	100	(5,300)
HCA Holdings, Inc.	Call	USD	76.00	1/30/15	217	(27,125)
Medtronic, Inc.	Call	USD	73.50	1/30/15	235	(30,550)

54	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Pfizer, Inc.	Call	USD	32.00	1/30/15	55	$(1,952)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	58.50	1/30/15	70	(8,295)
UnitedHealth Group, Inc.	Call	USD	103.00	1/30/15	317	(58,962)
Vertex Pharmaceuticals, Inc.	Call	USD	118.00	1/30/15	51	(38,505)
Johnson & Johnson	Call	USD	107.00	2/06/15	10	(1,205)
Zimmer Holdings, Inc.	Call	USD	115.00	2/06/15	47	(16,733)
Johnson & Johnson	Call	USD	107.00	2/13/15	11	(1,524)
Universal Health Services, Inc., Class B	Call	USD	109.75	2/13/15	110	(55,713)
Abbott Laboratories	Call	USD	47.00	2/20/15	215	(9,890)
Acceleron Pharma, Inc.	Call	USD	45.00	2/20/15	36	(5,670)
Anacor Pharmaceuticals, Inc.	Call	USD	35.00	2/20/15	37	(4,810)
Bluebird Bio, Inc.	Call	USD	85.00	2/20/15	11	(16,995)
Cyberonics, Inc.	Call	USD	60.00	2/20/15	41	(5,842)
Gilead Sciences, Inc.	Call	USD	100.00	2/20/15	63	(19,687)
Johnson & Johnson	Call	USD	110.00	2/20/15	242	(15,125)
Karyopharm Therapeutics, Inc.	Call	USD	45.00	2/20/15	108	(9,720)
Merck & Co., Inc.	Call	USD	62.50	2/20/15	48	(1,128)
Perrigo Co. PLC	Call	USD	165.00	2/20/15	95	(79,325)
Pfizer, Inc.	Call	USD	32.00	2/20/15	55	(2,558)
Vertex Pharmaceuticals, Inc.	Call	USD	125.00	2/20/15	25	(16,875)
Acceleron Pharma, Inc.	Call	USD	40.50	3/05/15	51	(17,395)
DexCom, Inc.	Call	USD	60.00	3/20/15	80	(21,800)
Total						$(2,478,467)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	15,500	$(70,368)
PW Medtech Group Ltd.	Citibank N.A.	Call	HKD	4.79	1/06/15	175,000	—
Actelion Ltd.	Deutsche Bank AG	Call	CHF	113.63	1/07/15	1,200	(2,731)
Boston Scientific Corp.	Goldman Sachs International	Call	USD	13.25	1/08/15	40,100	(10,606)
Coloplast A/S, Class B	Deutsche Bank AG	Call	DKK	518.16	1/08/15	5,200	(4,181)
Roche Holding AG	UBS AG	Call	CHF	290.80	1/08/15	5,000	(28)
St. Jude Medical, Inc.	Morgan Stanley & Co. International PLC	Call	USD	68.05	1/08/15	15,500	(5,948)
Dyax Corp.	Credit Suisse International	Call	USD	13.43	1/14/15	19,700	(19,870)
Alder Biopharmaceuticals, Inc.	Credit Suisse International	Call	USD	29.16	1/22/15	7,000	(18,883)
Intra-Cellular Therapies, Inc.	Barclays Bank PLC	Call	USD	18.06	1/22/15	23,100	(16,939)
Incyte Corp.	UBS AG	Call	USD	69.75	1/23/15	10,000	(51,738)
Charles River Laboratories International, Inc.	Morgan Stanley & Co. International PLC	Call	USD	63.75	1/26/15	18,000	(42,582)
Novartis AG	UBS AG	Call	CHF	92.11	1/28/15	16,500	(32,523)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	47.06	1/29/15	12,500	(17,115)
Bayer AG	Goldman Sachs International	Call	EUR	110.43	2/03/15	8,500	(48,289)
Chugai Pharmaceutical Co. Ltd.	UBS AG	Call	JPY	3,345.60	2/03/15	20,000	(3,115)
PW Medtech Group Ltd.	UBS AG	Call	HKD	3.66	2/03/15	78,000	(742)
Actelion Ltd.	Deutsche Bank AG	Call	CHF	114.42	2/04/15	3,400	(15,200)
Boston Scientific Corp.	Goldman Sachs International	Call	USD	13.45	2/05/15	47,700	(25,339)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	44.76	2/06/15	11,500	(34,283)
Eisai Co. Ltd.	Goldman Sachs International	Call	JPY	4,946.24	2/06/15	15,000	(5,913)
Genomic Health, Inc.	Deutsche Bank AG	Call	USD	33.84	2/12/15	8,000	(10,110)
Total							$(436,503)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value

ANNUAL REPORT	DECEMBER 31, 2014	55

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$86,364,596	$3,815,128	$251,899	$90,431,623
Health Care Equipment & Supplies	54,400,872	912,889	—	55,313,761
Health Care Providers & Services	43,377,029	—	—	43,377,029
Health Care Technology	2,224,304	—	—	2,224,304
Life Sciences Tools & Services	9,777,004	—	—	9,777,004
Pharmaceuticals	80,387,311	20,937,965	—	101,325,276
Preferred Stocks	—	—	425,376	425,376
Short-Term Securities	3,271,616	—	—	3,271,616

Total	$279,802,732	$25,665,982	$677,275	$306,145,989

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,817,767)	$(1,097,203)	—	$(2,914,970)

[1] Derivative financial instruments are options written, which are shown at value.

During the period ended December 31, 2014, there were no transfers between levels.

56	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.6%
Anheuser-Busch InBev NV	195,346	$21,984,564
Canada — 5.4%
Element Financial Corp. (a)	936,300	11,395,491
Enbridge, Inc.	103,800	5,337,418
Gildan Activewear, Inc. (b)	107,800	6,096,109
Lundin Mining Corp. (a)	1,907,300	9,390,391
MEG Energy Corp. (a)	302,100	5,083,538
Suncor Energy, Inc.	122,500	3,890,730
Tourmaline Oil Corp. (a)	109,072	3,633,230

		44,826,907
China — 8.9%
Alibaba Group Holding — ADR (a)(b)	150,074	15,598,692
Anhui Conch Cement Co. Ltd., Class H	1,068,440	3,955,755
Baidu, Inc. — ADR (a)(b)	99,120	22,596,386
Beijing Enterprises Water Group Ltd.	8,542,000	5,771,895
CSR Corp Ltd., Class H (Acquired 7/29/14, cost $6,077,241) (c)	3,013,000	4,056,369
Qunar Cayman Islands Ltd. — ADR (a)(b)	581,700	16,537,731
Tencent Holdings Ltd.	407,800	5,916,128

		74,432,956
France — 5.7%
AXA SA	584,300	13,464,082
BNP Paribas SA	157,500	9,297,891
Orange SA	562,400	9,564,601
Schneider Electric SE	108,600	7,909,277
Unibail-Rodamco SE — REIT	29,100	7,465,206

		47,701,057
Germany — 3.7%
Bayer AG	93,900	12,799,397
Continental AG	28,200	5,948,038
DMG MORI SEIKI AG	133,254	3,747,212
Henkel AG & Co. KGaA	26,700	2,876,075
Infineon Technologies AG	522,485	5,528,876

		30,899,598
Hong Kong — 2.6%
AIA Group Ltd.	1,955,152	10,783,578
Melco Crown Entertainment Ltd. — ADR	242,100	6,149,340
MTR Corp. Ltd.	1,192,000	4,876,789

		21,809,707
India — 3.0%
HDFC Bank Ltd.	578,202	9,894,171
ITC Ltd.	873,700	5,103,302
Tata Motors Ltd. — ADR (b)(d)	240,200	10,155,656

		25,153,129
Indonesia — 0.9%
Global Mediacom Tbk PT	23,528,302	2,695,827
Matahari Department Store Tbk PT	3,998,580	4,818,133

		7,513,960
Ireland — 5.2%
Dalata Hotel Group PLC (a)	1,128,668	4,015,300
Green REIT PLC (a)	5,880,126	9,107,539
Kingspan Group PLC	303,813	5,126,262
Ryanair Holdings PLC — ADR (a)	182,886	13,034,285
Shire PLC — ADR (b)	56,900	12,093,526

		43,376,912
Israel — 2.1%
Teva Pharmaceutical Industries Ltd. — ADR (b)	304,300	17,500,293
Italy — 2.0%
Banca Generali SpA (b)	321,400	8,939,186

Common Stocks	Shares	Value
Italy (concluded)
UniCredit SpA	1,247,700	$7,992,303

		16,931,489
Japan — 9.5%
FANUC Corp.	63,400	10,453,417
Japan Tobacco, Inc.	317,800	8,746,742
Kenedix Office Investment Corp. — REIT	937	5,303,557
Makita Corp.	130,900	5,988,746
Mitsubishi Estate Co. Ltd.	485,000	10,219,375
Nabtesco Corp.	313,500	7,576,872
ORIX Corp.	453,900	5,711,332
Shinsei Bank Ltd.	4,147,000	7,217,515
SMC Corp.	25,200	6,608,047
Toyota Motor Corp.	185,600	11,566,108

		79,391,711
Mexico — 0.6%
Cemex SAB de CV — ADR (a)	503,848	5,134,211
Netherlands — 4.2%
Aalberts Industries NV	215,052	6,342,124
ASML Holding NV	83,900	9,065,206
Royal Dutch Shell PLC, A Shares	599,700	19,987,548

		35,394,878
New Zealand — 0.7%
Xero Ltd. (a)(e)	164,700	2,051,671
Xero Ltd. (Acquired 10/15/13, cost $4,566,935) (a)(c)	300,605	3,744,641

		5,796,312
Norway — 0.9%
Statoil ASA	436,500	7,685,384
Peru — 0.7%
Credicorp Ltd. (b)	33,500	5,366,030
South Africa — 1.2%
Naspers Ltd., N Shares	79,200	10,244,935
South Korea — 2.1%
Coway Co. Ltd.	57,300	4,369,219
Samsung Electronics Co. Ltd.	6,600	7,934,814
SK Hynix, Inc. (a)	119,700	5,115,430

		17,419,463
Spain — 1.9%
NH Hotel Group SA (a)	2,109,078	10,076,437
Sacyr SA (a)	1,781,450	6,091,802

		16,168,239
Sweden — 1.4%
Nordea Bank AB	1,004,536	11,628,293
Switzerland — 8.3%
Actelion Ltd.	42,515	4,894,373
Novartis AG	337,200	31,273,100
Roche Holding AG	84,323	22,846,661
UBS Group AG	587,300	10,095,511

		69,109,645
Taiwan — 0.7%
Hermes Microvision, Inc.	114,437	5,723,070
United Kingdom — 17.1%
ARM Holdings PLC	812,300	12,478,887
AstraZeneca PLC	254,100	17,947,308
BAE Systems PLC	589,100	4,308,212
Crest Nicholson Holdings PLC	1,615,546	9,724,872
Foxtons Group PLC	2,172,418	5,420,166
Hargreaves Lansdown PLC	215,177	3,366,858

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	57

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Imperial Tobacco Group PLC	432,300	$19,029,661
Liberty Global PLC, Class A (a)(b)	311,700	15,648,899
Lloyds Banking Group PLC (a)	5,364,900	6,310,530
Metro Bank PLC (Acquired 1/15/14, cost $4,917,700) (a)(c)	231,026	4,688,215
Nomad Holdings Ltd. (a)	475,571	5,158,479
Polypipe Group PLC	1,451,940	5,555,474
Prudential PLC	397,200	9,183,076
SABMiller PLC	117,200	6,109,785
Vodafone Group PLC	2,409,900	8,262,667
Whitbread PLC	133,700	9,894,651

		143,087,740
United States — 2.7%
Euronet Worldwide, Inc. (a)(b)(d)	141,793	7,784,436
Las Vegas Sands Corp. (b)	69,000	4,013,040
Samsonite International SA	3,602,100	10,674,632

		22,472,108
Total Common Stocks — 94.1%		786,752,591

Investment Companies
United Kingdom — 0.8%
Kennedy Wilson Europe Real Estate PLC	429,439	7,061,380

Preferred Stocks
India — 0.5%
Snapdeal.com, Series F (Acquired 5/07/14, cost $2,799,733), 0.00% (a)(c)	398	3,096,579
Snapdeal.com, Series G (Acquired 10/31/14, cost $1,112,870), 0.00% (a)(c)	132	1,090,507
Total Preferred Stocks — 0.5%		4,187,086

Warrants (f)	Shares	Value
United Kingdom — 0.0%
Nomad Holdings Ltd., Expires 4/18/17 (a)	475,571	$244,919
Total Long-Term Investments (Cost — $763,526,599) — 95.4%		798,245,976

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (g)(h)	38,787,564	38,787,564
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (g)(h)(i)	$870	870,139
Total Short-Term Securities (Cost — $39,657,703) — 4.8%		39,657,703
Total Investments Before Options Written (Cost — $803,184,302) — 100.2%		837,903,679

Options Written
(Premiums Received — $9,784,983) — (1.3)%		(10,585,312)
Total Investments Net of Options Written — 98.9%		827,318,367
Other Assets Less Liabilities — 1.1%		9,233,387

Net Assets — 100.0%		$836,551,754

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of December 31, 2014 the Trust held 2.0% of its net assets, with a current market value of $16,676,311 and its original cost of $19,474,479, in the security.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Security, or a portion of security, is on loan.

(f)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	During the period ended December 31, 2014, Investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at October 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	19,071,027	19,716,537	38,787,564	$926	$1,296
BlackRock Liquidity Series, LLC, Money Market Series	$1,854,728	$(984,589)	$870,139	$4,290	—

See Notes to Financial Statements.

58	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014 , exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Baidu, Inc. — ADR	Call	USD	237.50	1/09/15	400	$(41,000)
Las Vegas Sands Corp.	Call	USD	61.00	1/09/15	83	(1,619)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	59.00	1/09/15	336	(11,256)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	59.50	1/09/15	336	(7,896)
Alibaba Group Holding — ADR	Call	USD	110.00	1/17/15	174	(15,225)
Credicorp Ltd.	Call	USD	165.00	1/17/15	83	(10,583)
Euronet Worldwide, Inc.	Call	USD	55.00	1/17/15	132	(18,480)
Gildan Activewear, Inc.	Call	CAD	68.00	1/17/15	300	(11,878)
Las Vegas Sands Corp.	Call	USD	67.25	1/17/15	180	(270)
Liberty Global PLC, Class A	Call	USD	47.50	1/17/15	541	(171,769)
Qunar Cayman Islands Ltd. — ADR	Call	USD	30.00	1/17/15	500	(23,750)
Tata Motors Ltd. — ADR	Call	USD	47.00	1/17/15	373	(5,595)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	60.00	1/17/15	672	(24,528)
Alibaba Group Holding — ADR	Call	USD	109.00	1/23/15	296	(47,360)
Baidu, Inc. — ADR	Call	USD	247.50	1/23/15	100	(12,250)
Shire PLC — ADR	Call	USD	217.50	1/23/15	124	(58,900)
Alibaba Group Holding — ADR	Call	USD	112.00	1/30/15	300	(38,250)
Shire PLC — ADR	Call	USD	222.50	1/30/15	170	(68,850)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	58.50	1/30/15	215	(25,479)
Tata Motors Ltd. — ADR	Call	USD	44.00	2/06/15	184	(17,480)
Banca Generali SpA	Call	EUR	24.00	2/20/15	37	(1,278)
Credicorp Ltd.	Call	USD	170.00	2/20/15	84	(16,590)
Euronet Worldwide, Inc.	Call	USD	60.00	2/20/15	260	(23,400)
Las Vegas Sands Corp.	Call	USD	62.50	2/20/15	83	(8,217)
Total						$(661,903)

•	As of December 31, 2014 , over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
AIA Group Ltd.	BNP Paribas S.A.	Call	HKD	45.85	1/06/15	570,000	$(558)
ARM Holdings PLC	Goldman Sachs International	Call	GBP	8.88	1/06/15	167,000	(255,178)
Euronet Worldwide, Inc.	Goldman Sachs International	Call	USD	57.07	1/06/15	31,700	(7,030)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	616,080.00	1/06/15	72	(37,209)
Kenedix Office Investment Corp. — REIT	Citibank N.A.	Call	JPY	629,340.00	1/06/15	130	(52,860)
Mitsubishi Estate Co. Ltd.	UBS AG	Call	JPY	2,871.03	1/06/15	57,000	(14)
MTR Corp. Ltd.	UBS AG	Call	HKD	32.03	1/06/15	162,000	(2,490)
Nabtesco Corp.	UBS AG	Call	JPY	2,901.78	1/06/15	116,000	(43,789)
Nabtesco Corp.	UBS AG	Call	JPY	2,909.98	1/06/15	20,000	(6,734)
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	94,000	(426,747)
Ryanair Holdings PLC — ADR	Credit Suisse International	Call	USD	63.08	1/06/15	42,000	(344,215)
Samsonite International SA	Citibank N.A.	Call	HKD	27.54	1/06/15	210,000	—
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	26.60	1/06/15	126,000	—
Shinsei Bank Ltd.	UBS AG	Call	JPY	223.18	1/06/15	682,000	(583)
SMC Corp.	UBS AG	Call	JPY	31,059.00	1/06/15	13,500	(80,811)
Toyota Motor Corp.	Morgan Stanley & Co. International PLC	Call	JPY	7,108.38	1/06/15	25,000	(75,646)
Actelion Ltd.	Deutsche Bank AG	Call	CHF	113.63	1/07/15	35,000	(79,645)
DMG MORI SEIKI AG	Deutsche Bank AG	Call	EUR	20.84	1/07/15	23,500	(69,301)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	84.41	1/07/15	12,000	(68,205)
Imperial Tobacco Group PLC	Bank of America N.A.	Call	GBP	29.20	1/07/15	68,000	(4,894)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.20	1/07/15	524,500	(240,391)
Nordea Bank AB	Bank of America N.A.	Call	SEK	92.97	1/07/15	242,000	(4,047)
Qunar Cayman Islands Ltd. — ADR	Morgan Stanley & Co. International PLC	Call	USD	26.78	1/07/15	147,000	(259,745)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	21.28	1/08/15	25,000	(94,132)
Beijing Enterprises Water Group Ltd.	Citibank N.A.	Call	HKD	5.55	1/08/15	400,000	(59)
Cemex SAB de CV — ADR	Deutsche Bank AG	Call	USD	12.72	1/08/15	138,300	(1)
Continental AG	Deutsche Bank AG	Call	EUR	159.49	1/08/15	15,500	(278,267)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	59

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

As of December 31, 2014 , over-the-counter options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Element Financial Corp.	Deutsche Bank AG	Call	CAD	14.23	1/08/15	84,000	$(11,867)
Hargreaves Lansdown PLC	Bank of America N.A.	Call	GBP	10.06	1/08/15	94,000	(22,190)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.77	1/08/15	982,000	(8,117)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.68	1/08/15	75,000	(26,827)
Orange SA	Deutsche Bank AG	Call	EUR	13.29	1/08/15	180,000	(176,906)
Prudential PLC	Bank of America N.A.	Call	GBP	14.77	1/08/15	59,500	(23,329)
Roche Holding AG	UBS AG	Call	CHF	290.80	1/08/15	80,000	(451)
Vodafone Group PLC	Deutsche Bank AG	Call	GBP	2.33	1/08/15	662,000	(2,142)
Whitbread PLC	Morgan Stanley & Co. International PLC	Call	GBP	44.72	1/08/15	46,000	(200,778)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	93.36	1/12/15	61,200	(100,103)
ARM Holdings PLC	Goldman Sachs International	Call	GBP	9.18	1/12/15	217,000	(238,149)
SABMiller PLC	Goldman Sachs International	Call	GBP	34.19	1/13/15	37,500	(22,936)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	21.92	1/14/15	24,300	(72,276)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.45	1/14/15	1,000,000	(2,448)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.57	1/14/15	1,330,000	(652)
Element Financial Corp.	Deutsche Bank AG	Call	CAD	14.74	1/14/15	215,500	(13,850)
Japan Tobacco, Inc.	Goldman Sachs International	Call	JPY	3,733.20	1/14/15	174,500	(1,929)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	616,080.00	1/14/15	72	(37,797)
Makita Corp.	Citibank N.A.	Call	JPY	6,109.80	1/14/15	20,500	(832)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,652.51	1/14/15	84,000	(11,933)
MTR Corp. Ltd.	UBS AG	Call	HKD	31.16	1/14/15	167,500	(15,278)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,944.40	1/14/15	65,000	(26,610)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,504.50	1/14/15	33,500	(134,091)
Prudential PLC	Goldman Sachs International	Call	GBP	15.49	1/14/15	47,000	(3,959)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	27.24	1/14/15	126,000	(3)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	27.93	1/14/15	189,000	(3)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.91	1/15/15	75,000	(15,805)
Shinsei Bank Ltd.	UBS AG	Call	JPY	223.18	1/16/15	673,000	(3,905)
Anhui Conch Cement Co. Ltd., Class H	BNP Paribas S.A.	Call	HKD	27.64	1/17/15	530,000	(119,488)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	28.20	1/20/15	189,000	(6)
Aalberts Industries NV	Goldman Sachs International	Call	EUR	23.15	1/21/15	23,000	(38,219)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.45	1/21/15	1,000,000	(4,140)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.59	1/21/15	250,000	(375)
DMG MORI SEIKI AG	UBS AG	Call	EUR	21.87	1/21/15	24,900	(48,597)
Element Financial Corp.	Deutsche Bank AG	Call	CAD	14.74	1/21/15	215,500	(22,483)
Hargreaves Lansdown PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.87	1/21/15	25,000	(13,304)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	662,290.00	1/21/15	88	(18,433)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.94	1/21/15	80,000	(18,066)
ORIX Corp.	Morgan Stanley & Co. International PLC	Call	JPY	1,567.65	1/21/15	100,000	(18,763)
Statoil ASA	Goldman Sachs International	Call	NOK	123.73	1/21/15	83,200	(110,555)
Tencent Holdings Ltd.	UBS AG	Call	HKD	115.44	1/21/15	205,000	(51,373)
Toyota Motor Corp.	Morgan Stanley & Co. International PLC	Call	JPY	7,593.22	1/21/15	8,000	(9,380)
ASML Holding NV	Bank of America N.A.	Call	EUR	86.65	1/22/15	12,200	(60,467)
Gildan Activewear, Inc.	Deutsche Bank AG	Call	CAD	66.86	1/22/15	30,000	(35,259)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.80	1/22/15	987,000	(6,483)
Naspers Ltd., N Shares	UBS AG	Call	ZAR	1,465.75	1/22/15	8,000	(54,302)
Nordea Bank AB	Goldman Sachs International	Call	SEK	95.14	1/22/15	138,000	(3,417)
Qunar Cayman Islands Ltd. — ADR	Goldman Sachs International	Call	USD	29.70	1/22/15	50,000	(34,753)
Samsung Electronics Co. Ltd.	Goldman Sachs International	Call	KRW	1,368,195.95	1/23/15	3,300	(72,776)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	62.51	1/23/15	54,000	(46,487)
Liberty Global PLC, Class A	Goldman Sachs International	Call	USD	48.81	1/26/15	105,000	(272,302)
Unibail-Rodamco SE — REIT	Bank of America N.A.	Call	EUR	203.21	1/26/15	6,500	(86,669)
AIA Group Ltd.	Citibank N.A.	Call	HKD	44.51	1/27/15	273,000	(17,465)
Infineon Technologies AG	Deutsche Bank AG	Call	EUR	8.53	1/27/15	287,500	(131,488)
MTR Corp. Ltd.	UBS AG	Call	HKD	31.16	1/27/15	167,500	(17,605)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.91	1/27/15	75,000	(20,479)

See Notes to Financial Statements.

60	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

As of December 31, 2014 , over-the-counter options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Ryanair Holdings PLC — ADR	UBS AG	Call	USD	62.32	1/27/15	47,000	$(443,901)
SK Hynix, Inc.	Citibank N.A.	Call	KRW	49,731.12	1/27/15	59,800	(53,804)
Aalberts Industries NV	Bank of America N.A.	Call	EUR	23.15	1/28/15	23,000	(40,040)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.47	1/28/15	124,000	(596)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	56.49	1/28/15	26,000	(85,745)
FANUC Corp.	Morgan Stanley & Co. International PLC	Call	JPY	20,418.00	1/28/15	3,800	(11,463)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	87.41	1/28/15	1,400	(4,771)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	634,440.00	1/28/15	53	(21,058)
Kingspan Group PLC	Bank of America N.A.	Call	EUR	13.50	1/28/15	5,000	(3,912)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.94	1/28/15	80,000	(20,803)
Novartis AG	UBS AG	Call	CHF	92.11	1/28/15	95,000	(187,252)
Royal Dutch Shell PLC, A Shares	Deutsche Bank AG	Call	EUR	28.11	1/28/15	37,000	(20,710)
Royal Dutch Shell PLC, A Shares	Goldman Sachs International	Call	EUR	26.29	1/28/15	60,000	(117,088)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.49	1/28/15	232,500	(2,804)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	47.06	1/29/15	19,000	(26,015)
Nordea Bank AB	Goldman Sachs International	Call	SEK	87.64	1/29/15	140,000	(62,112)
Qunar Cayman Islands Ltd. — ADR	Credit Suisse International	Call	USD	31.27	1/29/15	50,000	(22,458)
SABMiller PLC	Goldman Sachs International	Call	GBP	33.07	1/29/15	21,000	(40,457)
UBS Group AG	UBS AG	Call	CHF	16.84	1/29/15	305,800	(174,941)
Whitbread PLC	Morgan Stanley & Co. International PLC	Call	GBP	45.19	1/29/15	21,000	(85,950)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	93.77	2/03/15	39,000	(111,135)
ASML Holding NV	UBS AG	Call	EUR	88.14	2/03/15	29,500	(136,639)
Bayer AG	Goldman Sachs International	Call	EUR	110.43	2/03/15	48,000	(272,690)
Coway Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	88,988.34	2/03/15	14,400	(26,122)
Hermes Microvision, Inc.	Goldman Sachs International	Call	TWD	1,575.90	2/03/15	31,000	(87,642)
Makita Corp.	Goldman Sachs International	Call	JPY	5,726.24	2/03/15	45,000	(36,430)
Mitsubishi Estate Co. Ltd.	UBS AG	Call	JPY	2,690.88	2/03/15	135,000	(44,434)
ORIX Corp.	Citibank N.A.	Call	JPY	1,524.71	2/03/15	125,000	(51,243)
Vodafone Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.29	2/03/15	662,000	(42,399)
Kingspan Group PLC	Bank of America N.A.	Call	EUR	13.50	2/04/15	5,000	(4,122)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	212.00	2/04/15	8,000	(51,616)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.47	2/05/15	124,000	(806)
DMG MORI SEIKI AG	Bank of America N.A.	Call	EUR	21.23	2/05/15	18,300	(51,884)
Imperial Tobacco Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	28.79	2/05/15	68,000	(20,458)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.76	2/05/15	700,000	(17,428)
Orange SA	Morgan Stanley & Co. International PLC	Call	EUR	14.33	2/05/15	150,000	(85,731)
Toyota Motor Corp.	Morgan Stanley & Co. International PLC	Call	JPY	7,322.50	2/05/15	64,000	(173,737)
AstraZeneca PLC	Deutsche Bank AG	Call	GBP	44.76	2/06/15	111,000	(330,903)
AXA SA	Deutsche Bank AG	Call	EUR	19.62	2/06/15	112,300	(40,745)
AXA SA	UBS AG	Call	EUR	18.33	2/06/15	188,700	(231,368)
BAE Systems PLC	Morgan Stanley & Co. International PLC	Call	GBP	4.54	2/06/15	294,500	(99,937)
BNP Paribas SA	Bank of America N.A.	Call	EUR	48.05	2/06/15	62,300	(173,790)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	670,915.00	2/06/15	88	(18,544)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.81	2/06/15	75,000	(28,463)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.49	2/06/15	232,500	(4,204)
Aalberts Industries NV	Bank of America N.A.	Call	EUR	23.15	2/10/15	23,000	(41,478)
AIA Group Ltd.	UBS AG	Call	HKD	44.21	2/10/15	273,000	(27,652)
Coway Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	88,988.34	2/10/15	14,400	(30,602)
MTR Corp. Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	31.16	2/10/15	100,000	(12,277)
Royal Dutch Shell PLC, A Shares	Deutsche Bank AG	Call	EUR	25.93	2/10/15	71,000	(168,783)
Statoil ASA	Deutsche Bank AG	Call	NOK	123.92	2/10/15	64,000	(91,971)
ARM Holdings PLC	UBS AG	Call	GBP	9.49	2/12/15	40,000	(35,844)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	56.49	2/12/15	26,000	(86,186)
FANUC Corp.	Citibank N.A.	Call	JPY	20,069.67	2/12/15	29,000	(163,578)
Hermes Microvision, Inc.	Morgan Stanley & Co. International PLC	Call	TWD	1,533.02	2/12/15	28,000	(108,639)
Samsonite International SA	UBS AG	Call	HKD	23.67	2/12/15	229,800	(18,608)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.90	2/13/15	80,000	(15,501)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.60	2/13/15	425,000	(165,329)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	61

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	As of December 31, 2014, over-the-counter options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	3.81	2/13/15	75,000	$(30,376)
Royal Dutch Shell PLC, A Shares	Goldman Sachs International	Call	EUR	26.29	2/17/15	60,000	(104,307)
Samsonite International SA	Goldman Sachs International	Call	HKD	24.44	2/18/15	250,200	(14,614)
Imperial Tobacco Group PLC	Goldman Sachs International	Call	GBP	29.24	2/19/15	56,000	(24,735)
Prudential PLC	Goldman Sachs International	Call	GBP	15.49	2/19/15	47,000	(16,147)
Imperial Tobacco Group PLC	UBS AG	Call	GBP	27.42	2/24/15	52,000	(66,599)
Prudential PLC	Goldman Sachs International	Call	GBP	14.72	2/24/15	47,000	(43,764)
Royal Dutch Shell PLC, A Shares	Deutsche Bank AG	Call	EUR	25.93	2/24/15	71,000	(147,218)
Total							$(9,923,409)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$21,984,564	—	$21,984,564
Canada	$44,826,907	—	—	44,826,907
China	60,648,937	13,784,019	—	74,432,956
France	—	47,701,057	—	47,701,057
Germany	—	30,899,598	—	30,899,598
Hong Kong	6,149,340	15,660,367	—	21,809,707
India	15,258,958	9,894,171	—	25,153,129
Indonesia	—	7,513,960	—	7,513,960
Ireland	38,250,650	5,126,262	—	43,376,912
Israel	17,500,293	—	—	17,500,293
Italy	—	16,931,489	—	16,931,489
Japan	5,988,746	73,402,965	—	79,391,711
Mexico	5,134,211	—	—	5,134,211
Netherlands	—	35,394,878	—	35,394,878
New Zealand	—	5,796,312	—	5,796,312
Norway	—	7,685,384	—	7,685,384
Peru	5,366,030	—	—	5,366,030
South Africa	—	10,244,935	—	10,244,935
South Korea	—	17,419,463	—	17,419,463
Spain	—	16,168,239	—	16,168,239
Sweden	—	11,628,293	—	11,628,293
Switzerland	10,095,511	59,014,134	—	69,109,645

See Notes to Financial Statements.

62	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Taiwan	—	$5,723,070	—	$5,723,070
United Kingdom	$15,648,899	122,750,626	$4,688,215	143,087,740
United States	11,797,476	10,674,632	—	22,472,108
Investment Companies	7,061,380	—	—	7,061,380
Preferred Stocks	—	—	4,187,086	4,187,086
Warrants	244,919	—	—	244,919
Short-Term Securities	38,787,564	870,139	—	39,657,703

Total	$282,759,821	$546,268,557	$8,875,301	$837,903,679

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(660,621)	$(9,924,691)	—	$(10,585,312)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,003	—	—	$2,003
Foreign currency at value	4,686,314	—	—	4,686,314
Cash pledged as collateral for OTC derivatives	7,893,000	—	—	7,893,000
Cash pledged as collateral for exchange-traded options written	359,000	—	—	359,000
Liabilities:
Collateral on securities loaned at value	—	$(870,139)	—	(870,139)

Total	$12,940,317	$(870,139)	—	$12,070,178

During the period ended December 31, 2014 there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2014	$4,811,810	$3,849,866	$8,661,676
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation	(123,595)	311,373	187,778
Purchases	—	25,847	25,847
Sales	—	—	—

Closing Balance, as of December 31, 2014	$4,688,215	$4,187,086	$8,875,301

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	63

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of December 31, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$4,688,215	Market Comparable Companies	Tangible Book Value Multiple[1]	1.70x
Preferred Stocks	4,187,086	Market Comparable Companies	Current Fiscal Year Revenue Multiple[1]	2.28x
		Options Pricing Model	Years to IPO[2]	3.75
			Risk Free Rate[2]	7.89%
			Volatility[1]	60.00%
Total	$8,875,301

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

64	ANNUAL REPORT	DECEMBER 31, 2014

Consolidated Schedule of Investments December 31, 2014	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.1%
Johnson Controls, Inc. (a)	23,200	$1,121,488
Building Products — 0.1%
Kingspan Group PLC	31,800	551,388
Chemicals — 22.5%
Agrium, Inc. (a)	67,900	6,431,488
Air Liquide SA	4,730	585,290
Air Products & Chemicals, Inc. (a)	88,600	12,778,778
Celanese Corp., Series A (a)	89,300	5,354,428
CF Industries Holdings, Inc. (a)	103,863	28,306,822
The Dow Chemical Co. (a)	154,325	7,038,763
EI du Pont de Nemours & Co. (a)	347,700	25,708,938
Israel Chemicals Ltd.	625,000	4,496,990
Johnson Matthey PLC	17,304	910,379
Linde AG	2,900	534,188
Monsanto Co. (a)	419,034	50,061,993
The Mosaic Co. (a)	599,989	27,389,498
Novozymes A/S, B Shares	27,900	1,174,410
Potash Corp. of Saskatchewan, Inc. (a)	816,000	28,821,120
Praxair, Inc. (a)	157,600	20,418,656
Syngenta AG	86,600	27,855,552
Umicore SA	5,400	217,298
Uralkali OJSC — GDR	293,500	3,460,365
Wacker Chemie AG	5,600	614,296
Yara International ASA	185,000	8,238,495

		260,397,747
Commercial Services & Supplies — 0.2%
Covanta Holding Corp. (a)	9,900	217,899
Tetra Tech, Inc.	63,500	1,695,450

		1,913,349
Construction & Engineering — 0.0%
Quanta Services, Inc. (b)	11,200	317,968
Electric Utilities — 0.2%
Fortum OYJ	16,900	366,926
ITC Holdings Corp.	29,300	1,184,599
NextEra Energy, Inc.	10,100	1,073,529

		2,625,054
Electrical Equipment — 0.3%
ABB Ltd.	25,400	537,417
Eaton Corp PLC (a)	8,700	591,252
Gamesa Corp. Tecnologica SA (b)	29,200	263,585
Regal-Beloit Corp.	11,300	849,760
Schneider Electric SE	10,700	779,275
Vestas Wind Systems A/S (b)	13,933	506,001

		3,527,290
Electronic Equipment, Instruments & Components — 0.0%
Azbil Corp.	9,800	225,775
Itron, Inc. (a)(b)	6,800	287,572

		513,347
Energy Equipment & Services — 1.0%
Halliburton Co.	88,000	3,461,040
Schlumberger Ltd. (a)	99,983	8,539,548

		12,000,588
Food & Staples Retailing — 0.9%
The Andersons, Inc.	161,200	8,566,168
Total Produce PLC	990,000	1,281,809

		9,847,977
Food Products — 8.5%
Archer-Daniels-Midland Co. (a)	470,000	24,440,000
BRF SA — ADR (a)	342,000	7,985,700

Common Stocks	Shares	Value
Food Products (concluded)
Bunge Ltd.	162,116	$14,737,966
First Resources Ltd.	4,942,000	6,976,590
Ingredion, Inc. (a)	187,895	15,941,012
Origin Enterprises PLC (b)	230,000	2,351,738
Scandi Standard AB (b)	1,065,000	6,482,427
Select Harvests Ltd.	250,000	1,343,898
Tyson Foods, Inc., Class A (a)	439,000	17,599,510
Wynnstay Group PLC	24,600	210,112

		98,068,953
Independent Power and Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd., Class H	488,000	503,226
EDP Renovaveis SA	119,300	776,366
Enel Green Power SpA	223,400	468,060
Greenko Group PLC (b)	59,000	132,246
Ormat Technologies, Inc.	11,000	298,980

		2,178,878
Industrial Conglomerates — 0.3%
Danaher Corp. (a)	16,800	1,439,928
Roper Industries, Inc. (a)	12,840	2,007,534

		3,447,462
Machinery — 0.6%
IDEX Corp.	9,150	712,236
Pall Corp. (a)	9,300	941,253
Pentair PLC	23,960	1,591,423
Watts Water Technologies, Inc., Class A (a)	27,300	1,731,912
Xylem, Inc. (a)	59,500	2,265,165

		7,241,989
Metals & Mining — 20.4%
Alcoa, Inc. (a)	450,100	7,107,079
Allegheny Technologies, Inc.	35,000	1,216,950
Alumina Ltd. (b)	5,770,946	8,337,283
BHP Billiton Ltd. — ADR	463,580	21,936,606
BHP Billiton PLC	750,530	16,084,899
Eldorado Gold Corp. (a)	1,096,107	6,679,667
First Quantum Minerals Ltd.	837,200	11,897,204
Freeport-McMoRan, Inc. (c)	1,160,083	27,099,539
Fresnillo PLC	1,038,700	12,344,906
Glencore PLC	4,383,438	20,233,242
Lundin Mining Corp. (b)	2,115,762	10,416,732
MMC Norilsk Nickel OJSC — ADR	936,313	13,389,159
Nevsun Resources Ltd. (a)	4,693,982	18,100,395
Platinum Group Metals Ltd. (b)	888,518	420,627
Rio Tinto PLC	370,659	17,086,324
Rio Tinto PLC — ADR (a)	479,800	22,099,588
Southern Copper Corp. (a)	492,979	13,902,008
United States Steel Corp.	38,200	1,021,468
Vedanta Resources PLC	734,488	6,515,150

		235,888,826
Multi-Utilities — 0.3%
Hera SpA	361,600	851,485
National Grid PLC	33,700	478,180
Veolia Environnement SA	126,000	2,231,824

		3,561,489
Oil, Gas & Consumable Fuels — 34.7%
AltaGas Ltd.	15,500	578,215
Anadarko Petroleum Corp. (a)	92,200	7,606,500
BP PLC — ADR (c)	380,000	14,485,600
Cairn Energy PLC (b)	2,448,000	6,766,175
Canadian Oil Sands Ltd.	1,257,000	11,273,834

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	65

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp. (a)(c)	588,000	$65,961,840
China Shenhua Energy Co. Ltd., Class H	9,012,000	26,593,620
ConocoPhillips (a)(c)	653,000	45,096,180
Enbridge, Inc. (a)	525,800	27,036,746
Encana Corp.	254,100	3,536,579
Eni SpA — ADR	176,000	6,144,160
EOG Resources, Inc. (a)	58,700	5,404,509
Exxon Mobil Corp. (a)(c)	742,000	68,597,900
Imperial Oil Ltd. (a)	249,300	10,739,770
Inpex Corp.	897,900	9,996,295
Noble Energy, Inc.	80,700	3,827,601
Pioneer Natural Resources Co.	28,000	4,167,800
Royal Dutch Shell PLC, A Shares — ADR (c)	644,324	43,137,492
Southwestern Energy Co. (b)	271,000	7,395,590
Statoil ASA	680,551	11,982,350
Total SA	144,200	7,387,676
Total SA — ADR	148,900	7,623,680
Ultra Petroleum Corp. (b)(d)	441,100	5,804,876
Veresen, Inc.	12,000	189,637

		401,334,625
Paper & Forest Products — 3.0%
Canfor Corp. (a)(b)	259,500	6,620,399
Interfor Corp. (b)	494,000	9,333,190
International Paper Co.	341,900	18,319,002
Precious Woods Holding AG (b)	20,000	53,913

		34,326,504
Real Estate Investment Trusts (REITs) — 2.6%
Weyerhaeuser Co. (a)	826,700	29,670,263
Semiconductors & Semiconductor Equipment — 0.1%
Aixtron SE (b)	7,600	85,432
SMA Solar Technology AG (b)	2,600	47,059
Trina Solar Ltd. — ADR (b)	64,800	600,048
Veeco Instruments, Inc. (a)(b)	11,200	390,656

		1,123,195
Water Utilities — 1.7%
American States Water Co.	75,800	2,854,628
American Water Works Co., Inc.	51,600	2,750,280
Aqua America, Inc.	116,525	3,111,218

Common Stocks	Shares	Value
Water Utilities (concluded)
California Water Service Group	86,200	$2,121,382
Pennon Group PLC	215,200	3,074,499
Severn Trent PLC	113,500	3,539,987
United Utilities Group PLC	158,381	2,249,636

		19,701,630
Total Common Stocks — 97.7%		1,129,360,010

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc. (b)	99,842	5,026,046
Total Long-Term Investments (Cost — $1,111,234,690) — 98.1%		1,134,386,056

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	29,478,327	29,478,327
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (e)(f)(g)	$2,374	2,373,800
Total Short-Term Securities (Cost — $31,852,127) — 2.7%		31,852,127
Total Investments Before Options Written (Cost — $1,143,086,817) — 100.8%		1,166,238,183

Options Written
(Premiums Received — $6,119,364) — (0.6)%		(7,461,454)
Total Investments Net of Options Written — 100.2%		1,158,776,729
Liabilities in Excess of Other Assets — (0.2)%		(2,278,193)

Net Assets — 100.0%		$1,156,498,536

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	During the period ended December 31, 2014, Investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at October 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	9,369,900	20,108,427	29,478,327	$1,091	$1,529
BlackRock Liquidity Series, LLC Money Market Series	$4,137,800	$(1,764,000)	$2,373,800	$33,328	—

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

66	ANNUAL REPORT	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Agrium, Inc.	Call	USD	103.00	1/02/15	118	$(2,360)
ConocoPhillips	Call	USD	73.50	1/02/15	360	(1,800)
Alcoa, Inc.	Call	USD	17.50	1/09/15	220	(220)
Archer-Daniels-Midland Co.	Call	USD	52.50	1/09/15	550	(25,850)
ConocoPhillips	Call	USD	67.50	1/09/15	1,064	(249,508)
EI du Pont de Nemours & Co.	Call	USD	72.00	1/09/15	250	(55,250)
EI du Pont de Nemours & Co.	Call	USD	73.00	1/09/15	202	(29,492)
Monsanto Co.	Call	USD	122.00	1/09/15	800	(61,600)
Weyerhaeuser Co.	Call	USD	37.00	1/09/15	950	(14,250)
Air Products & Chemicals, Inc.	Call	USD	150.00	1/17/15	155	(12,400)
BRF SA — ADR	Call	USD	25.00	1/17/15	250	(4,375)
Canfor Corp.	Call	CAD	29.00	1/17/15	202	(17,387)
Celanese Corp., Series A	Call	USD	62.50	1/17/15	312	(9,360)
CF Industries Holdings, Inc.	Call	USD	285.00	1/17/15	28	(5,586)
Chevron Corp.	Call	USD	120.00	1/17/15	800	(7,600)
ConocoPhillips	Call	USD	75.00	1/17/15	360	(6,480)
Covanta Holding Corp.	Call	USD	25.00	1/17/15	45	(900)
Danaher Corp.	Call	USD	85.00	1/17/15	75	(12,750)
The Dow Chemical Co.	Call	USD	49.00	1/17/15	540	(5,940)
Eldorado Gold Corp.	Call	CAD	9.00	1/17/15	1,920	(9,089)
Enbridge, Inc.	Call	CAD	60.00	1/17/15	534	(49,870)
EOG Resources, Inc.	Call	USD	100.00	1/17/15	102	(4,029)
Exxon Mobil Corp.	Call	USD	97.50	1/17/15	325	(4,875)
Imperial Oil Ltd.	Call	CAD	54.00	1/17/15	182	(3,681)
Imperial Oil Ltd.	Call	CAD	56.00	1/17/15	345	(3,415)
Johnson Controls, Inc.	Call	USD	48.00	1/17/15	82	(8,610)
Nevsun Resources Ltd.	Call	CAD	5.00	1/17/15	5,410	(20,955)
Pall Corp.	Call	USD	100.00	1/17/15	33	(8,002)
Potash Corp. of Saskatchewan, Inc.	Call	USD	35.00	1/17/15	540	(40,770)
Praxair, Inc.	Call	USD	130.00	1/17/15	275	(44,000)
Rio Tinto PLC — ADR	Call	USD	47.50	1/17/15	750	(48,750)
Rio Tinto PLC — ADR	Call	USD	52.50	1/17/15	200	(2,000)
Roper Industries, Inc.	Call	USD	160.00	1/17/15	45	(3,938)
Southern Copper Corp.	Call	USD	29.00	1/17/15	575	(21,562)
Tyson Foods, Inc., Class A	Call	USD	43.00	1/17/15	363	(6,352)
Veeco Instruments, Inc.	Call	USD	38.00	1/17/15	50	(1,000)
Watts Water Technologies, Inc., Class A	Call	USD	65.00	1/17/15	96	(7,440)
Xylem, Inc.	Call	USD	40.00	1/17/15	210	(4,200)
Agrium, Inc.	Call	USD	99.00	1/23/15	120	(9,600)
Archer-Daniels-Midland Co.	Call	USD	51.50	1/23/15	547	(78,494)
CF Industries Holdings, Inc.	Call	USD	257.50	1/23/15	165	(290,400)
CF Industries Holdings, Inc.	Call	USD	260.00	1/23/15	170	(266,050)
Chevron Corp.	Call	USD	111.00	1/23/15	464	(149,640)
Eaton Corp PLC	Call	USD	69.50	1/23/15	31	(2,325)
Exxon Mobil Corp.	Call	USD	95.00	1/23/15	466	(37,746)
The Mosaic Co.	Call	USD	46.50	1/23/15	1,015	(67,498)
Potash Corp. of Saskatchewan, Inc.	Call	USD	36.00	1/23/15	1,425	(53,438)
Schlumberger Ltd.	Call	USD	94.00	1/23/15	184	(6,164)
Alcoa, Inc.	Call	USD	16.50	1/30/15	920	(34,040)
Archer-Daniels-Midland Co.	Call	USD	52.00	1/30/15	547	(70,836)
Exxon Mobil Corp.	Call	USD	93.00	1/30/15	191	(37,340)
The Mosaic Co.	Call	USD	45.00	1/30/15	1,085	(169,260)
Potash Corp. of Saskatchewan, Inc.	Call	USD	36.00	1/30/15	892	(50,398)
Weyerhaeuser Co.	Call	USD	36.00	1/30/15	444	(33,300)
Alcoa, Inc.	Call	USD	17.00	2/20/15	440	(15,840)
Anadarko Petroleum Corp.	Call	USD	92.50	2/20/15	161	(26,565)
Canfor Corp.	Call	CAD	29.00	2/20/15	707	(95,845)
Exxon Mobil Corp.	Call	USD	95.00	2/20/15	1,615	(234,175)
Imperial Oil Ltd.	Call	CAD	54.00	2/20/15	345	(26,726)
Itron, Inc.	Call	USD	45.00	2/20/15	23	(2,588)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	67

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Ingredion, Inc.	Call	USD	83.50	2/26/15	252	$(98,441)
Air Products & Chemicals, Inc.	Call	USD	150.00	3/20/15	155	(66,650)
Total						$(2,739,005)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American States Water Co.	Deutsche Bank AG	Call	USD	35.14	1/05/15	9,500	$(24,871)
American States Water Co.	Morgan Stanley & Co. International PLC	Call	USD	36.06	1/05/15	17,100	(31,537)
American Water Works Co., Inc.	UBS AG	Call	USD	53.34	1/05/15	5,800	(2,715)
Monsanto Co.	Credit Suisse International	Call	USD	118.37	1/05/15	68,100	(120,515)
China Longyuan Power Group Corp. Ltd., Class H	BNP Paribas S.A.	Call	HKD	8.72	1/06/15	110,000	(4)
China Shenhua Energy Co. Ltd., Class H	Morgan Stanley & Co. International PLC	Call	HKD	21.63	1/06/15	230,000	(37,174)
First Resources Ltd.	UBS AG	Call	SGD	2.03	1/06/15	150,000	(11)
Glencore PLC	Goldman Sachs International	Call	GBP	3.37	1/06/15	257,500	(691)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.40	1/06/15	110,000	(2)
BRF SA — ADR	UBS AG	Call	USD	27.87	1/07/15	37,500	—
EDP Renovaveis SA	UBS AG	Call	EUR	5.23	1/07/15	32,500	(6,786)
Interfor Corp.	Citibank N.A.	Call	CAD	17.68	1/07/15	50,000	(184,099)
ITC Holdings Corp.	Bank of America N.A.	Call	USD	39.15	1/07/15	3,600	(4,704)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.20	1/07/15	80,600	(36,941)
Fresnillo PLC	Bank of America N.A.	Call	GBP	7.26	1/08/15	53,500	(33,594)
Glencore PLC	Deutsche Bank AG	Call	GBP	3.38	1/08/15	544,000	(25)
Israel Chemicals Ltd.	UBS AG	Call	ILS	28.19	1/08/15	116,000	(10,290)
Scandi Standard AB	Goldman Sachs International	Call	SEK	59.74	1/08/15	65,000	—
Total SA	Morgan Stanley & Co. International PLC	Call	EUR	47.67	1/08/15	16,500	(9)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	52.70	1/09/15	44,500	(270,665)
California Water Service Group	Morgan Stanley & Co. International PLC	Call	USD	25.00	1/12/15	14,600	(3,926)
MMC Norilsk Nickel OJSC — ADR	Morgan Stanley & Co. International PLC	Call	USD	18.86	1/12/15	209,800	(2)
Praxair, Inc.	Credit Suisse International	Call	USD	129.28	1/12/15	27,550	(45,674)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.03	1/14/15	2,800	(2,708)
China Shenhua Energy Co. Ltd., Class H	UBS AG	Call	HKD	20.76	1/14/15	410,000	(112,816)
Israel Chemicals Ltd.	UBS AG	Call	ILS	28.19	1/14/15	116,000	(13,609)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	40.45	1/14/15	2,000	(853)
Select Harvests Ltd.	UBS AG	Call	AUD	6.37	1/16/15	13,500	(3,209)
Aqua America, Inc.	Credit Suisse International	Call	USD	26.70	1/21/15	6,400	(8,182)
Fresnillo PLC	Goldman Sachs International	Call	GBP	7.62	1/21/15	57,700	(21,843)
Pennon Group PLC	UBS AG	Call	GBP	8.83	1/21/15	75,000	(45,554)
Select Harvests Ltd.	UBS AG	Call	AUD	6.37	1/21/15	13,500	(3,358)
Statoil ASA	Goldman Sachs International	Call	NOK	153.67	1/21/15	239,000	(18,302)
Interfor Corp.	Deutsche Bank AG	Call	CAD	17.93	1/22/15	58,900	(205,210)
Johnson Matthey PLC	Morgan Stanley & Co. International PLC	Call	GBP	32.33	1/22/15	6,100	(16,256)
Severn Trent PLC	UBS AG	Call	GBP	20.06	1/22/15	14,200	(8,331)
Syngenta AG	Morgan Stanley & Co. International PLC	Call	CHF	316.09	1/22/15	13,000	(102,987)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	62.51	1/23/15	3,700	(3,185)
Bunge Ltd.	Morgan Stanley & Co. International PLC	Call	USD	92.59	1/26/15	57,000	(57,769)
EI du Pont de Nemours & Co.	Goldman Sachs International	Call	USD	70.52	1/26/15	38,500	(147,057)
International Paper Co.	Citibank N.A.	Call	USD	55.71	1/26/15	59,800	(40,048)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.24	1/27/15	252,000	(128,731)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	105.03	1/27/15	2,700	(7,955)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	58.03	1/28/15	86,100	(192,281)
Ingredion, Inc.	Citibank N.A.	Call	USD	82.92	1/28/15	40,600	(142,357)
Novozymes A/S, B Shares	Morgan Stanley & Co. International PLC	Call	DKK	259.28	1/28/15	9,700	(13,355)
Select Harvests Ltd.	UBS AG	Call	AUD	6.37	1/28/15	13,500	(3,638)
Interfor Corp.	Morgan Stanley & Co. International PLC	Call	CAD	19.32	1/29/15	35,600	(86,171)
International Paper Co.	Goldman Sachs International	Call	USD	53.33	1/29/15	59,800	(102,140)
Scandi Standard AB	UBS AG	Call	SEK	50.48	1/29/15	15,000	(1,296)
Syngenta AG	UBS AG	Call	CHF	304.92	1/29/15	17,000	(302,909)
United Utilities Group PLC	Goldman Sachs International	Call	GBP	9.12	1/29/15	55,500	(17,321)

See Notes to Financial Statements.

68	ANNUAL REPORT	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

As of December 31, 2014, over-the-counter options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Veolia Environnement SA	Morgan Stanley & Co. International PLC	Call	EUR	14.17	1/29/15	44,000	$(36,700)
Aqua America, Inc.	Deutsche Bank AG	Call	USD	25.88	2/02/15	34,400	(70,572)
Tetra Tech, Inc.	Deutsche Bank AG	Call	USD	26.87	2/02/15	22,000	(12,506)
Tyson Foods, Inc., Class A	Goldman Sachs International	Call	USD	41.28	2/02/15	64,900	(56,762)
Weyerhaeuser Co.	Credit Suisse International	Call	USD	36.15	2/02/15	150,000	(100,008)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.76	2/03/15	680,000	(47,787)
China Shenhua Energy Co. Ltd., Class H	Barclays Bank PLC	Call	HKD	23.08	2/03/15	1,000,000	(102,335)
First Resources Ltd.	UBS AG	Call	SGD	1.81	2/03/15	150,000	(9,974)
Fresnillo PLC	Bank of America N.A.	Call	GBP	7.85	2/03/15	70,000	(21,703)
Inpex Corp.	Morgan Stanley & Co. International PLC	Call	JPY	1,285.44	2/03/15	315,000	(240,889)
Rio Tinto PLC	Morgan Stanley & Co. International PLC	Call	GBP	29.35	2/03/15	40,000	(79,069)
Total SA	Goldman Sachs International	Call	EUR	42.97	2/03/15	34,000	(54,313)
Glencore PLC	Deutsche Bank AG	Call	GBP	2.91	2/04/15	590,000	(118,982)
Select Harvests Ltd.	UBS AG	Call	AUD	6.37	2/04/15	13,500	(3,874)
Severn Trent PLC	Morgan Stanley & Co. International PLC	Call	GBP	19.40	2/04/15	25,500	(34,449)
Yara International ASA	UBS AG	Call	NOK	316.86	2/04/15	32,500	(86,746)
EI du Pont de Nemours & Co.	Goldman Sachs International	Call	USD	70.52	2/05/15	38,500	(165,576)
Uralkali OJSC — GDR	Deutsche Bank AG	Call	USD	12.05	2/05/15	103,000	(64,618)
Interfor Corp.	Citibank N.A.	Call	CAD	19.09	2/06/15	28,400	(75,268)
National Grid PLC	Bank of America N.A.	Call	GBP	8.95	2/06/15	12,000	(5,148)
China Shenhua Energy Co. Ltd., Class H	Morgan Stanley & Co. International PLC	Call	HKD	22.80	2/10/15	1,500,000	(212,854)
MMC Norilsk Nickel OJSC — ADR	Bank of America N.A.	Call	USD	17.82	2/10/15	119,000	(3,571)
Alumina Ltd.	Citibank N.A.	Call	AUD	1.70	2/11/15	670,000	(70,988)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	51.75	2/12/15	9,400	(19,856)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.60	2/13/15	400,000	(155,603)
Select Harvests Ltd.	UBS AG	Call	AUD	6.28	2/13/15	16,700	(5,883)
Tyson Foods, Inc., Class A	UBS AG	Call	USD	41.31	2/13/15	52,500	(56,543)
ITC Holdings Corp.	UBS AG	Call	USD	38.75	2/19/15	4,700	(9,734)
Yara International ASA	UBS AG	Call	NOK	316.86	2/24/15	32,500	(96,698)
EDP Renovaveis SA	Bank of America N.A.	Call	EUR	5.38	2/25/15	9,000	(2,140)
Select Harvests Ltd.	UBS AG	Call	AUD	6.28	2/25/15	16,700	(6,293)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.71	12/17/15	670,000	(71,341)
Total							$(4,722,449)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	69

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$1,121,488	—	—	$1,121,488
Building Products	—	$551,388	—	551,388
Chemicals	215,770,849	44,626,898	—	260,397,747
Commercial Services & Supplies	1,913,349	—	—	1,913,349
Construction & Engineering	317,968	—	—	317,968
Electric Utilities	2,258,128	366,926	—	2,625,054
Electrical Equipment	1,441,012	2,086,278	—	3,527,290
Electronic Equipment, Instruments & Components	287,572	225,775	—	513,347
Energy Equipment & Services	12,000,588	—	—	12,000,588
Food & Staples Retailing	9,847,977	—	—	9,847,977
Food Products	90,242,628	7,826,325	—	98,068,953
Independent Power and Renewable Electricity Producers	298,980	1,879,898	—	2,178,878
Industrial Conglomerates	3,447,462	—	—	3,447,462
Machinery	7,241,989	—	—	7,241,989
Metals & Mining	141,897,863	93,990,963	—	235,888,826
Multi-Utilities	—	3,561,489	—	3,561,489
Oil, Gas & Consumable Fuels	338,608,509	62,726,116	—	401,334,625
Paper & Forest Products	34,272,591	53,913	—	34,326,504
Real Estate Investment Trusts (REITs)	29,670,263	—	—	29,670,263
Semiconductors & Semiconductor Equipment	990,704	132,491	—	1,123,195
Water Utilities	10,837,508	8,864,122	—	19,701,630
Preferred Stocks	5,026,046	—	—	5,026,046
Short-Term Securities	29,478,327	2,373,800	—	31,852,127

Total	$936,971,801	$229,266,382	—	$1,166,238,183

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,640,565)	$(4,820,889)	—	$(7,461,454)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$67,179	—	—	$67,179
Foreign currency at value	41,296	—	—	41,296
Liabilities:
Collateral on securities loaned at value	—	$(2,373,800)	—	(2,373,800)

Total	$108,475	$(2,373,800)	—	$(2,265,325)

During the period ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

70	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.5%
Atento SA (a)	220,462	$2,303,828
Communications Equipment — 0.5%
CommScope Holding Co., Inc. (a)(b)	103,300	2,358,339
Diversified Financial Services — 0.3%
On Deck Capital, Inc. (a)	65,400	1,466,922
Electronic Equipment, Instruments & Components — 2.4%
CDW Corp. (b)	102,400	3,601,408
Largan Precision Co. Ltd.	51,000	3,865,103
PAX Global Technology Ltd. (a)	2,993,000	3,087,696

		10,554,207
Household Durables — 1.6%
Sony Corp.	336,300	6,863,631
Internet & Catalog Retail — 3.9%
MakeMyTrip Ltd. (a)(b)	109,800	2,853,702
Netflix, Inc. (a)(b)	7,300	2,493,753
The Priceline Group, Inc. (a)(b)	3,400	3,876,714
Qunar Cayman Islands Ltd. — ADR (a)(b)	108,100	3,073,283
Vipshop Holdings Ltd. — ADR (a)(b)	237,000	4,630,980

		16,928,432
Internet Software & Services — 22.1%
Alibaba Group Holding — ADR (a)(b)	110,100	11,443,794
Baidu, Inc. — ADR (a)(b)	23,400	5,334,498
comScore, Inc. (a)(b)	55,000	2,553,650
Cvent, Inc. (a)	86,400	2,405,376
Facebook, Inc., Class A (a)(b)	207,900	16,220,358
Google, Inc., Class A (a)(b)	31,700	16,821,922
Gurunavi, Inc.	85,900	1,186,996
Hortonworks, Inc. (a)	124,135	3,351,645
LendingClub Corp. (a)(b)	152,000	3,845,600
Linkedin Corp., Class A (a)(b)	15,000	3,445,650
NAVER Corp.	4,000	2,561,740
New Relic, Inc. (a)	69,200	2,410,928
Qihoo 360 Technology Co. Ltd. — ADR (a)(b)	53,400	3,057,684
Telecity Group PLC	304,100	3,798,153
Tencent Holdings Ltd.	633,500	9,190,453
Twitter, Inc. (a)(b)	96,300	3,454,281
Uber Technologies, Inc., Series E (Acquired 12/05/2014, Cost $3,000,048) (a)(c)	22,511	3,000,048
YY, Inc. — ADR (a)(b)	40,900	2,549,706

		96,632,482
IT Services — 8.7%
Alliance Data Systems Corp. (a)(b)	17,800	5,091,690
Euronet Worldwide, Inc. (a)(b)	48,600	2,668,140
Fidelity National Information Services, Inc. (b)	56,600	3,520,520
Jack Henry & Associates, Inc. (b)	43,200	2,684,448
Luxoft Holding, Inc. (a)	86,700	3,338,817
MasterCard, Inc., Class A (b)	85,900	7,401,144
Verifone Systems, Inc. (a)(b)	89,300	3,321,960
Visa, Inc., Class A (b)	28,000	7,341,600
Xerox Corp. (b)	184,500	2,557,170

		37,925,489
Media — 3.0%
Eros International PLC (a)	97,405	2,061,090
Naspers Ltd., N Shares	28,500	3,686,624
Rentrak Corp. (a)(b)	43,100	3,138,542
Time Warner, Inc. (b)	46,800	3,997,656

		12,883,912
Real Estate Investment Trusts (REITs) — 0.7%
DuPont Fabros Technology, Inc.	94,200	3,131,208

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 15.2%
ARM Holdings PLC	216,700	$3,329,035
ASML Holding NV	39,900	4,311,105
Avago Technologies Ltd. (b)	41,500	4,174,485
Broadcom Corp., Class A (b)	64,400	2,790,452
Cavium, Inc. (a)(b)	41,600	2,571,712
Chipbond Technology Corp.	1,383,000	2,514,379
Hermes Microvision, Inc.	61,000	3,050,650
Hua Hong Semiconductor Ltd. (a)(d)	1,895,000	2,502,344
Intel Corp. (b)	201,800	7,323,322
Lam Research Corp. (b)	43,500	3,451,290
Maxim Integrated Products, Inc. (b)	117,200	3,735,164
Micron Technology, Inc. (a)(b)	110,400	3,865,104
Novatek Microelectronics Corp.	500,000	2,816,277
NXP Semiconductors NV (a)(b)	42,000	3,208,800
Samsung Electronics Co. Ltd.	2,831	3,403,554
Siliconware Precision Industries Co. Ltd.	3,596,000	5,456,243
SK Hynix, Inc. (a)	61,000	2,606,861
Taiwan Semiconductor Manufacturing Co. Ltd.	1,182,000	5,207,267

		66,318,044
Software — 17.1%
Activision Blizzard, Inc. (b)	205,700	4,144,855
Adobe Systems, Inc. (a)(b)	73,800	5,365,260
Autodesk, Inc. (a)(b)	78,500	4,714,710
Electronic Arts, Inc. (a)(b)	67,000	3,150,005
Imperva, Inc. (a)(b)	68,300	3,376,069
King Digital Entertainment PLC (b)	149,100	2,290,176
Microsoft Corp. (b)	616,400	28,631,780
Oracle Corp. (b)	189,500	8,521,815
Proofpoint, Inc. (a)(b)	52,700	2,541,721
PTC, Inc. (a)(b)	102,900	3,771,285
salesforce.com, Inc. (a)(b)	52,400	3,107,844
ServiceNow, Inc. (a)(b)	45,900	3,114,315
Zendesk, Inc. (a)(b)	90,700	2,210,359

		74,940,194
Technology Hardware, Storage & Peripherals — 10.5%
Apple, Inc. (b)	183,000	20,199,540
Asustek Computer, Inc.	341,000	3,738,893
Hewlett-packard Co. (b)	123,900	4,972,107
Nimble Storage, Inc. (a)(b)	86,600	2,381,500
Pegatron Corp.	1,813,000	4,144,044
SanDisk Corp. (b)	30,700	3,007,986
Seagate Technology PLC (b)	46,500	3,092,250
Western Digital Corp. (b)	40,300	4,461,210

		45,997,530
Wireless Telecommunication Services — 1.4%
RingCentral, Inc., Class A (a)	181,300	2,704,996
SoftBank Corp.	56,300	3,351,161

		6,056,157
Total Long-Term Investments
(Cost — $373,293,664) — 87.9%		384,360,375

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	71

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	43,173,790	$43,173,790
Total Short-Term Securities
(Cost — $43,173,790) — 9.8%		43,173,790
Total Investments Before Options Written
(Cost — $416,467,454) — 97.7%		427,534,165

Options Written	Value
(Premiums Received — $3,826,396) — (0.7)%	$(3,180,904)
Total Investments Net of Options Written — 97.0%	424,353,261
Other Assets Less Liabilities — 3.0%	13,027,202

Net Assets — 100.0%	$437,380,463

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of December 31, 2014 the Trust held 0.7% of its net assets, with current market value of $3,000,048 and the original cost of $3,000,048, in these securities.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Represents the current yield as of report date.

(f)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at October 31, 2014	Net Activity	Shares Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	43,173,790	43,173,790	$4,943	$6,925

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
salesforce.com, Inc.	Call	USD	60.50	1/02/15	28	$(238)
salesforce.com, Inc.	Call	USD	62.50	1/02/15	50	(250)
Seagate Technology PLC	Call	USD	66.50	1/02/15	52	(2,600)
Euronet Worldwide, Inc.	Call	USD	57.00	1/06/15	80	(1,872)
MakeMyTrip Ltd.	Call	USD	29.80	1/06/15	160	(111)
Apple, Inc.	Call	USD	118.00	1/09/15	90	(720)
Baidu, Inc. — ADR	Call	USD	237.50	1/09/15	27	(2,768)
Facebook, Inc., Class A	Call	USD	81.00	1/09/15	28	(658)
Google, Inc., Class A	Call	USD	545.00	1/09/15	50	(8,875)
Hewlett-packard Co.	Call	USD	39.50	1/09/15	125	(11,938)
Linkedin Corp., Class A	Call	USD	232.50	1/09/15	30	(10,125)
MasterCard, Inc., Class A	Call	USD	89.00	1/09/15	136	(2,788)
Micron Technology, Inc.	Call	USD	37.50	1/09/15	79	(3,278)
Microsoft Corp.	Call	USD	48.50	1/09/15	400	(2,400)
Oracle Corp.	Call	USD	42.00	1/09/15	160	(48,960)
SanDisk Corp.	Call	USD	103.00	1/09/15	108	(5,940)
Seagate Technology PLC	Call	USD	66.00	1/09/15	79	(10,428)
Seagate Technology PLC	Call	USD	70.50	1/09/15	23	(172)
Vipshop Holdings Ltd. — ADR	Call	USD	23.00	1/09/15	375	(1,875)
Visa, Inc., Class A	Call	USD	265.00	1/09/15	80	(13,240)
Imperva, Inc.	Call	USD	43.65	1/12/15	163	(98,383)
Adobe Systems, Inc.	Call	USD	75.00	1/17/15	52	(2,704)
Alliance Data Systems Corp.	Call	USD	300.00	1/17/15	58	(5,945)
Apple, Inc.	Call	USD	114.29	1/17/15	95	(8,645)
Apple, Inc.	Call	USD	115.00	1/17/15	95	(6,935)
Apple, Inc.	Call	USD	118.57	1/17/15	89	(2,180)
Autodesk, Inc.	Call	USD	62.50	1/17/15	133	(7,581)
Avago Technologies Ltd.	Call	USD	100.00	1/17/15	55	(17,462)
Avago Technologies Ltd.	Call	USD	105.00	1/17/15	23	(2,530)

See Notes to Financial Statements.

72	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of December 31, 2014, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Avago Technologies Ltd.	Call	USD	90.00	1/17/15	55	$(60,775)
Baidu, Inc. — ADR	Call	USD	242.50	1/17/15	19	(2,242)
Broadcom Corp., Class A	Call	USD	43.00	1/17/15	152	(16,112)
Broadcom Corp., Class A	Call	USD	44.00	1/17/15	60	(3,450)
CDW Corp.	Call	USD	35.00	1/17/15	188	(14,570)
CommScope Holding Co., Inc.	Call	USD	22.50	1/17/15	210	(16,800)
CommScope Holding Co., Inc.	Call	USD	23.35	1/17/15	130	(5,280)
comScore, Inc.	Call	USD	45.00	1/17/15	53	(11,925)
Electronic Arts, Inc.	Call	USD	44.00	1/17/15	154	(50,435)
Electronic Arts, Inc.	Call	USD	47.00	1/17/15	33	(3,712)
Fidelity National Information Services, Inc.	Call	USD	60.00	1/17/15	186	(45,849)
Hewlett-packard Co.	Call	USD	40.00	1/17/15	158	(12,877)
Imperva, Inc.	Call	USD	45.00	1/17/15	24	(12,360)
Imperva, Inc.	Call	USD	50.00	1/17/15	48	(8,760)
Imperva, Inc.	Call	USD	55.00	1/17/15	40	(2,100)
King Digital Entertainment PLC	Call	USD	18.54	1/17/15	485	(16,975)
Lam Research Corp.	Call	USD	82.50	1/17/15	145	(9,062)
LendingClub Corp.	Call	USD	27.00	1/17/15	165	(6,600)
Linkedin Corp., Class A	Call	USD	240.00	1/17/15	19	(4,722)
MasterCard, Inc., Class A	Call	USD	88.00	1/17/15	197	(12,706)
Maxim Integrated Products, Inc.	Call	USD	30.00	1/17/15	46	(9,200)
Maxim Integrated Products, Inc.	Call	USD	31.00	1/17/15	340	(40,800)
Micron Technology, Inc.	Call	USD	36.00	1/17/15	100	(9,900)
Microsoft Corp.	Call	USD	49.00	1/17/15	562	(5,901)
Netflix, Inc.	Call	USD	360.00	1/17/15	14	(2,520)
Nimble Storage, Inc.	Call	USD	30.00	1/17/15	120	(3,900)
NXP Semiconductors NV	Call	USD	75.00	1/17/15	46	(13,570)
NXP Semiconductors NV	Call	USD	77.50	1/17/15	50	(7,875)
NXP Semiconductors NV	Call	USD	80.00	1/17/15	50	(3,750)
Oracle Corp.	Call	USD	45.00	1/17/15	290	(18,125)
The Priceline Group, Inc.	Call	USD	1,150.00	1/17/15	6	(7,890)
Proofpoint, Inc.	Call	USD	50.00	1/17/15	38	(4,085)
Qihoo 360 Technology Co. Ltd. — ADR	Call	USD	75.00	1/17/15	56	(280)
Qunar Cayman Islands Ltd. — ADR	Call	USD	30.00	1/17/15	250	(11,875)
Rentrak Corp.	Call	USD	80.00	1/17/15	22	(1,705)
SanDisk Corp.	Call	USD	100.00	1/17/15	14	(2,380)
ServiceNow, Inc.	Call	USD	70.00	1/17/15	152	(17,100)
Time Warner, Inc.	Call	USD	85.00	1/17/15	154	(28,798)
Twitter, Inc.	Call	USD	41.00	1/17/15	105	(1,418)
Verifone Systems, Inc.	Call	USD	38.00	1/17/15	295	(16,962)
Vipshop Holdings Ltd. — ADR	Call	USD	22.50	1/17/15	407	(4,070)
Xerox Corp.	Call	USD	14.00	1/17/15	128	(2,432)
YY, Inc. — ADR	Call	USD	70.00	1/17/15	67	(3,015)
Zendesk, Inc.	Call	USD	25.00	1/17/15	177	(11,505)
Alibaba Group Holding — ADR	Call	USD	109.00	1/23/15	167	(26,720)
Apple, Inc.	Call	USD	115.00	1/23/15	47	(5,852)
Baidu, Inc. — ADR	Call	USD	247.50	1/23/15	37	(4,532)
Google, Inc., Class A	Call	USD	552.50	1/23/15	6	(3,630)
Intel Corp.	Call	USD	37.00	1/23/15	309	(21,012)
Intel Corp.	Call	USD	37.50	1/23/15	330	(16,665)
Microsoft Corp.	Call	USD	48.00	1/23/15	399	(13,366)
Twitter, Inc.	Call	USD	41.00	1/23/15	162	(4,131)
Visa, Inc., Class A	Call	USD	265.00	1/23/15	13	(4,518)
Euronet Worldwide, Inc.	Call	USD	56.50	1/26/15	80	(9,870)
Alibaba Group Holding — ADR	Call	USD	112.00	1/30/15	200	(25,500)
Apple, Inc.	Call	USD	115.00	1/30/15	134	(30,418)
Electronic Arts, Inc.	Call	USD	47.50	1/30/15	34	(6,256)
Facebook, Inc., Class A	Call	USD	85.00	1/30/15	293	(30,326)
Intel Corp.	Call	USD	38.00	1/30/15	26	(1,105)
Micron Technology, Inc.	Call	USD	38.00	1/30/15	186	(10,974)
Microsoft Corp.	Call	USD	48.00	1/30/15	399	(25,137)
salesforce.com, Inc.	Call	USD	56.00	1/30/15	94	(40,655)
Twitter, Inc.	Call	USD	41.00	1/30/15	87	(5,264)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	73

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of December 31, 2014, exchanged traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Western Digital Corp.	Call	USD	113.00	1/30/15	83	$(23,696)
CDW Corp.	Call	USD	35.05	2/06/15	148	(15,841)
Xerox Corp.	Call	USD	14.50	2/11/15	610	(14,682)
Facebook, Inc., Class A	Call	USD	80.00	2/13/15	183	(56,272)
Microsoft Corp.	Call	USD	48.00	2/13/15	275	(22,275)
Activision Blizzard, Inc.	Call	USD	21.00	2/20/15	510	(36,720)
Apple, Inc.	Call	USD	115.00	2/20/15	87	(26,187)
Cavium, Inc.	Call	USD	61.00	2/20/15	137	(59,281)
Facebook, Inc., Class A	Call	USD	80.00	2/20/15	182	(59,150)
Hewlett-packard Co.	Call	USD	41.00	2/20/15	125	(11,500)
MakeMyTrip Ltd.	Call	USD	30.00	2/20/15	202	(16,665)
Netflix, Inc.	Call	USD	350.00	2/20/15	15	(28,950)
Nimble Storage, Inc.	Call	USD	30.00	2/20/15	166	(15,770)
Oracle Corp.	Call	USD	42.00	2/20/15	177	(57,968)
Proofpoint, Inc.	Call	USD	46.50	2/20/15	36	(15,966)
Rentrak Corp.	Call	USD	75.50	2/20/15	120	(54,626)
Rentrak Corp.	Call	USD	80.00	2/20/15	30	(9,000)
Western Digital Corp.	Call	USD	115.00	2/20/15	50	(14,450)
YY, Inc. — ADR	Call	USD	70.00	2/20/15	67	(13,568)
Broadcom Corp., Class A	Put	USD	41.50	1/09/15	104	(1,352)
Microsoft Corp.	Put	USD	46.00	1/09/15	277	(11,080)
Visa, Inc., Class A	Put	USD	250.00	1/09/15	34	(1,020)
CDW Corp.	Put	USD	33.25	1/15/15	63	(584)
Apple, Inc.	Put	USD	109.00	1/17/15	117	(20,416)
Autodesk, Inc.	Put	USD	57.50	1/17/15	147	(7,130)
Avago Technologies Ltd.	Put	USD	92.50	1/17/15	88	(4,400)
Baidu, Inc. — ADR	Put	USD	220.00	1/17/15	19	(5,254)
Cavium, Inc.	Put	USD	55.00	1/17/15	74	(2,590)
CDW Corp.	Put	USD	35.00	1/17/15	62	(3,875)
Electronic Arts, Inc.	Put	USD	44.00	1/17/15	97	(2,425)
Electronic Arts, Inc.	Put	USD	45.00	1/17/15	92	(3,956)
Fidelity National Information Services, Inc.	Put	USD	60.00	1/17/15	36	(684)
Hewlett-packard Co.	Put	USD	39.00	1/17/15	110	(3,630)
Intel Corp.	Put	USD	36.00	1/17/15	118	(8,968)
Jack Henry & Associates, Inc.	Put	USD	60.00	1/17/15	36	(720)
Lam Research Corp.	Put	USD	75.00	1/17/15	56	(2,940)
Lam Research Corp.	Put	USD	77.50	1/17/15	54	(5,805)
MasterCard, Inc., Class A	Put	USD	85.50	1/17/15	76	(9,082)
NXP Semiconductors NV	Put	USD	70.00	1/17/15	59	(2,065)
The Priceline Group, Inc.	Put	USD	1,100.00	1/17/15	4	(1,740)
PTC, Inc.	Put	USD	35.00	1/17/15	60	(5,400)
Qunar Cayman Islands Ltd. — ADR	Put	USD	25.00	1/17/15	161	(4,830)
SanDisk Corp.	Put	USD	92.50	1/17/15	44	(3,674)
Time Warner, Inc.	Put	USD	84.00	1/17/15	51	(5,126)
Apple, Inc.	Put	USD	107.00	1/23/15	79	(12,916)
Visa, Inc., Class A	Put	USD	255.00	1/23/15	16	(3,424)
Fidelity National Information Services, Inc.	Put	USD	62.00	1/26/15	69	(6,896)
Total						$(1,808,449)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eros International PLC	Goldman Sachs International	Call	USD	21.00	1/05/15	8,000	$(4,119)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.46	1/06/15	45,000	(29,355)
Asustek Computer, Inc.	JPMorgan Chase Bank N.A.	Call	TWD	323.94	1/06/15	68,000	(48,685)
Chipbond Technology Corp.	Citibank N.A.	Call	TWD	61.31	1/06/15	195,000	(400)
Chipbond Technology Corp.	UBS AG	Call	TWD	60.85	1/06/15	29,000	(93)
Gurunavi, Inc.	Bank of America N.A.	Call	JPY	1,716.77	1/06/15	18,100	(2,968)
Hermes Microvision, Inc.	Bank of America N.A.	Call	TWD	1,549.60	1/06/15	12,000	(24,024)
NAVER Corp.	Citibank N.A.	Call	KRW	782,747.68	1/06/15	600	(54)
NAVER Corp.	Morgan Stanley & Co. International PLC	Call	KRW	792,848.73	1/06/15	100	(3)
Novatek Microelectronics Corp.	Bank of America N.A.	Call	TWD	176.51	1/06/15	66,000	(7,016)
Novatek Microelectronics Corp.	UBS AG	Call	TWD	172.21	1/06/15	15,000	(3,022)

See Notes to Financial Statements.

74	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of December 31, 2014, over-the-counter options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
PAX Global Technology Ltd.	Goldman Sachs International	Call	HKD	8.74	1/06/15	375,000	$(1,262)
PAX Global Technology Ltd.	Goldman Sachs International	Call	HKD	8.90	1/06/15	125,000	(243)
Pegatron Corp.	Goldman Sachs International	Call	TWD	76.53	1/06/15	210,000	(1,976)
Siliconware Precision Industries Co. Ltd.	JPMorgan Chase Bank N.A.	Call	TWD	44.64	1/06/15	480,000	(50,376)
Siliconware Precision Industries Co. Ltd.	UBS AG	Call	TWD	45.49	1/06/15	47,000	(3,678)
SoftBank Corp.	Bank of America N.A.	Call	JPY	8,406.13	1/06/15	7,000	(2)
Sony Corp.	Bank of America N.A.	Call	JPY	2,457.67	1/06/15	35,000	(13,597)
Sony Corp.	UBS AG	Call	JPY	2,488.29	1/06/15	12,000	(3,419)
Tencent Holdings Ltd.	Bank of America N.A.	Call	HKD	130.26	1/06/15	84,200	—
Tencent Holdings Ltd.	Goldman Sachs International	Call	HKD	133.15	1/06/15	8,000	—
Activision Blizzard, Inc.	Morgan Stanley & Co. International PLC	Call	USD	21.42	1/08/15	16,500	(754)
Eros International PLC	Goldman Sachs International	Call	USD	21.00	1/15/15	21,000	(17,384)
PAX Global Technology Ltd.	Goldman Sachs International	Call	HKD	7.97	1/15/15	277,000	(11,997)
Sony Corp.	Bank of America N.A.	Call	JPY	2,525.60	1/21/15	38,000	(17,291)
Tencent Holdings Ltd.	UBS AG	Call	HKD	115.44	1/21/15	95,000	(23,807)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,399.13	1/22/15	6,500	(68,913)
Proofpoint, Inc.	Goldman Sachs International	Call	USD	47.55	1/22/15	13,700	(35,580)
Qunar Cayman Islands Ltd. — ADR	Goldman Sachs International	Call	USD	29.70	1/22/15	5,500	(3,823)
Asustek Computer, Inc.	Bank of America N.A.	Call	TWD	346.43	1/23/15	68,000	(17,622)
Chipbond Technology Corp.	Bank of America N.A.	Call	TWD	56.51	1/23/15	230,000	(17,705)
Gurunavi, Inc.	UBS AG	Call	JPY	1,748.39	1/23/15	16,200	(5,753)
Hermes Microvision, Inc.	Bank of America N.A.	Call	TWD	1,614.38	1/23/15	12,000	(21,643)
Largan Precision Co. Ltd.	Morgan Stanley & Co. International PLC	Call	TWD	2,376.98	1/23/15	13,000	(48,480)
NAVER Corp.	Goldman Sachs International	Call	KRW	711,040.00	1/23/15	600	(12,870)
Novatek Microelectronics Corp.	UBS AG	Call	TWD	175.15	1/23/15	86,000	(17,521)
PAX Global Technology Ltd.	Goldman Sachs International	Call	HKD	8.75	1/23/15	420,000	(8,227)
Pegatron Corp.	Citibank N.A.	Call	TWD	75.39	1/23/15	65,000	(3,457)
Samsung Electronics Co. Ltd.	Goldman Sachs International	Call	KRW	1,368,195.95	1/23/15	900	(19,848)
Siliconware Precision Industries Co. Ltd.	UBS AG	Call	TWD	46.97	1/23/15	650,000	(32,461)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	Call	TWD	136.86	1/23/15	340,000	(59,092)
Luxoft Holding, Inc.	Goldman Sachs International	Call	USD	40.22	1/26/15	28,600	(33,183)
RingCentral, Inc., Class A	Credit Suisse International	Call	USD	13.33	1/27/15	33,400	(61,412)
SK Hynix, Inc.	Citibank N.A.	Call	KRW	49,731.12	1/27/15	10,100	(9,087)
SK Hynix, Inc.	UBS AG	Call	KRW	47,914.50	1/27/15	10,000	(15,464)
SoftBank Corp.	Bank of America N.A.	Call	JPY	7,419.17	1/28/15	10,500	(9,236)
Qunar Cayman Islands Ltd. — ADR	Credit Suisse International	Call	USD	31.27	1/29/15	5,500	(2,470)
Telecity Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	7.96	1/29/15	45,500	(15,391)
Adobe Systems, Inc.	Citibank N.A.	Call	USD	75.77	2/02/15	24,300	(20,061)
ASML Holding NV	UBS AG	Call	EUR	88.14	2/03/15	16,000	(74,109)
NAVER Corp.	Citibank N.A.	Call	KRW	726,190.00	2/03/15	60	(1,211)
Pegatron Corp.	Morgan Stanley & Co. International PLC	Call	TWD	72.58	2/03/15	260,000	(27,999)
Telecity Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	8.16	2/03/15	26,100	(6,118)
comScore, Inc.	UBS AG	Call	USD	47.96	2/04/15	16,700	(25,855)
DuPont Fabros Technology, Inc.	Morgan Stanley & Co. International PLC	Call	USD	33.75	2/04/15	15,500	(10,877)
Jack Henry & Associates, Inc.	Goldman Sachs International	Call	USD	61.70	2/05/15	14,200	(24,043)
Largan Precision Co. Ltd.	Morgan Stanley & Co. International PLC	Call	TWD	2,346.00	2/05/15	11,800	(60,002)
RingCentral, Inc., Class A	Credit Suisse International	Call	USD	13.72	2/09/15	26,000	(42,370)
Autodesk, Inc.	Citibank N.A.	Call	USD	61.50	2/10/15	12,600	(19,142)
Zendesk, Inc.	UBS AG	Call	USD	25.19	2/10/15	18,500	(27,080)
Cvent, Inc.	Morgan Stanley & Co. International PLC	Call	USD	28.72	2/11/15	28,500	(39,439)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.90	2/12/15	27,100	(14,394)
PTC, Inc.	UBS AG	Call	USD	37.25	2/12/15	26,400	(20,357)
Telecity Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	7.91	2/13/15	50,000	(22,793)
DuPont Fabros Technology, Inc.	Morgan Stanley & Co. International PLC	Call	USD	33.75	2/24/15	15,500	(14,513)
Hermes Microvision, Inc.	Citibank N.A.	Put	TWD	1,430.80	1/08/15	4,000	(127)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	Put	TWD	136.92	1/23/15	100,000	(5,051)
Largan Precision Co. Ltd.	Morgan Stanley & Co. International PLC	Put	TWD	2,270.87	2/05/15	12,000	(30,615)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	75

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of December 31, 2014, over-the-counter options written, were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eros International PLC	UBS AG	Put	USD	20.80	1/05/15	61,000	$(16,562)
Gurunavi, Inc.	UBS AG	Put	JPY	1,749.52	1/08/15	15,000	(13,886)
Hua Hong Semiconductor Ltd.	Morgan Stanley & Co. International PLC	Put	HKD	10.77	1/08/15	150,000	(12,290)
Sony Corp.	Citibank N.A.	Put	JPY	2,605.82	1/08/15	10,000	(14,293)
Eros International PLC	Citibank N.A.	Put	USD	19.26	1/15/15	11,000	(1,441)
PAX Global Technology Ltd.	Goldman Sachs International	Put	HKD	8.39	1/15/15	375,000	(29,771)
Sony Corp.	Morgan Stanley & Co. International PLC	Put	JPY	2,390.08	1/15/15	20,000	(8,832)
Tencent Holdings Ltd.	Citibank N.A.	Put	HKD	106.80	1/21/15	30,000	(4,461)
Total							$(1,372,455)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Commercial Services & Supplies	$2,303,828	—	—	$2,303,828
Communications Equipment	2,358,339	—	—	2,358,339
Diversified Financial Services	1,466,922	—	—	1,466,922
Electronic Equipment, Instruments & Components	10,554,207	—	—	10,554,207
Household Durables	—	$6,863,631	—	6,863,631
Internet & Catalog Retail	16,928,432	—	—	16,928,432
Internet Software & Services	86,085,545	7,546,889	$3,000,048	96,632,482
IT Services	37,925,489	—	—	37,925,489
Media	9,197,288	3,686,624	—	12,883,912
Real Estate Investment Trusts (REITs)	3,131,208	—	—	3,131,208
Semiconductors & Semiconductor Equipment	41,895,193	24,422,851	—	66,318,044
Software	74,940,194	—	—	74,940,194
Technology Hardware, Storage & Peripherals	41,853,486	4,144,044	—	45,997,530
Wireless Telecommunication Services	2,704,996	3,351,161	—	6,056,157
Short-Term Securities	43,173,790	—	—	43,173,790

Total	$374,518,917	$50,015,200	$3,000,048	$427,534,165

See Notes to Financial Statements.

76	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,525,058)	$(1,655,846)	—	$(3,180,904)

Total	$(1,525,058)	$(1,655,846)	—	$(3,180,904)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$235,704	—	—	$235,704
Cash pledged as collateral for exchange-traded options written	15,055,661	—	—	15,055,661

Total	$15,291,365	—	—	$15,291,365

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	77

Schedule of Investments December 31, 2014	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 2.0%
Ferrovial SA	393,500	$7,778,793
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc. (a)	79,500	3,719,010
Electric Utilities — 21.1%
American Electric Power Co., Inc.	36,300	2,204,136
Cleco Corp.	36,400	1,985,256
Duke Energy Corp. (a)	157,868	13,188,293
Edison International (a)	127,600	8,355,248
Enel SpA	236,200	1,052,868
Exelon Corp. (a)	192,700	7,145,316
Iberdrola SA	182,200	1,228,167
ITC Holdings Corp.	144,600	5,846,178
NextEra Energy, Inc. (a)	150,400	15,986,016
Northeast Utilities (a)	74,000	3,960,480
NRG Yield, Inc., Class A (a)	154,500	7,283,130
OGE Energy Corp.	52,400	1,859,152
Pinnacle West Capital Corp. (a)	41,900	2,862,189
PPL Corp. (a)	102,800	3,734,724
Spark Infrastructure Group	670,800	1,161,927
Xcel Energy, Inc.	59,900	2,151,608

		80,004,688
Gas Utilities — 1.3%
New Jersey Resources Corp.	25,400	1,554,480
Snam SpA	691,900	3,424,375

		4,978,855
Independent Power and Renewable Electricity Producers — 4.4%
Calpine Corp. (b)	41,700	922,821
EDP Renovaveis SA	313,900	2,042,759
Enel Green Power SpA	822,500	1,723,275
NextEra Energy Partners LP	65,500	2,210,625
NRG Energy, Inc. (a)	143,401	3,864,657
Pattern Energy Group, Inc.	92,200	2,273,652
TerraForm Power, Inc., Class A	120,700	3,727,216

		16,765,005
Media — 0.3%
Comcast Corp., Special Class A (a)(c)	20,100	1,157,058
Multi-Utilities — 21.2%
CenterPoint Energy, Inc.	106,600	2,497,638
CMS Energy Corp. (c)	397,600	13,816,600
Consolidated Edison, Inc. (a)	16,900	1,115,569
Dominion Resources, Inc. (a)(c)	152,400	11,719,560
DTE Energy Co. (a)	25,100	2,167,887
E.ON SE	39,300	671,705
MDU Resources Group, Inc.	71,500	1,680,250
National Grid PLC	956,000	13,564,984
NiSource, Inc. (a)	119,300	5,060,706
NorthWestern Corp.	67,000	3,790,860
Public Service Enterprise Group, Inc.	188,656	7,812,245
RWE AG	49,100	1,515,459
Sempra Energy	75,300	8,385,408
Veolia Environnement SA	55,000	974,209
Wisconsin Energy Corp. (a)(c)	113,000	5,959,620

		80,732,700

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 27.7%
Access Midstream Partners LP	29,476	$1,597,599
Antero Midstream Partners LP (b)	82,500	2,268,750
Delek Logistics Partners LP (a)	32,900	1,166,963
Dominion Midstream Partners LP (b)	339,300	13,300,560
Enable Midstream Partners LP	40,500	785,295
Enbridge, Inc. (a)	154,700	7,953,127
Energy Transfer Partners LP	26,096	1,696,240
Enterprise Products Partners LP (a)	205,154	7,410,162
EQT Midstream Partners LP (a)	43,300	3,810,400
GasLog Partners LP	5,700	144,039
Genesis Energy LP (a)	127,069	5,390,267
Magellan Midstream Partners LP (a)	65,600	5,422,496
MarkWest Energy Partners LP (a)	68,453	4,599,357
MPLX LP (a)	53,500	3,931,715
ONEOK Partners LP	69,245	2,744,179
PBF Logistics LP	28,600	610,610
Phillips 66 Partners LP (a)	46,800	3,225,924
Plains All American Pipeline LP (a)	96,970	4,976,500
QEP Midstream Partners LP	28,903	485,281
Rose Rock Midstream LP	18,300	831,735
Shell Midstream Partners LP (a)(b)	448,000	18,359,039
Sunoco Logistics Partners LP	87,200	3,643,216
Tesoro Logistics LP	58,058	3,416,713
TransCanada Corp. (a)	71,300	3,504,243
Valero Energy Partners LP (a)	40,100	1,734,325
Western Gas Partners LP (a)	20,814	1,520,463
Williams Partners LP	14,790	661,854

		105,191,052
Real Estate Investment Trusts (REITs) — 4.2%
American Tower Corp. (a)(c)	153,400	15,163,590
Crown Castle International Corp. (a)	11,300	889,310

		16,052,900
Road & Rail — 0.2%
East Japan Railway Co.	9,600	731,182
Transportation Infrastructure — 11.9%
Abertis Infraestructuras SA	390,900	7,751,485
Aeroports de Paris	29,300	3,543,106
Atlantia SpA (a)	418,084	9,717,119
CCR SA	223,900	1,297,983
Flughafen Zuerich AG	6,300	4,213,198
Fraport AG Frankfurt Airport Services Worldwide	49,600	2,862,017
Groupe Eurotunnel SA	348,800	4,503,081
Japan Airport Terminal Co. Ltd.	33,500	1,317,354
Sydney Airport	597,666	2,288,162
Transurban Group	1,090,300	7,597,999

		45,091,504
Water Utilities — 2.6%
American Water Works Co., Inc.	184,600	9,839,180
Wireless Telecommunication Services — 0.7%
SBA Communications Corp., Class A (a)(b)	22,800	2,525,328
Total Long-Term Investments (Cost — $285,403,570) — 98.6%		374,567,255

See Notes to Financial Statements.

78	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	10,776,191	$10,776,191
Total Short-Term Securities (Cost — $10,776,191) — 2.8%		10,776,191
Total Investments Before Options Written (Cost — $296,179,761) — 101.4%		385,343,446

Options Written	Value
(Premiums Received — $2,256,661) — (0.8)%	$(3,104,982)
Total Investments Net of Options Written — 100.6%	382,238,464
Liabilities in Excess of Other Assets — (0.6)%	(2,408,167)

Net Assets — 100.0%	$379,830,297

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	During the period ended December 31, 2014, Investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at October 31, 2014	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,980,589	(4,204,398)	10,776,191	$861

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Tower Corp.	Call	USD	102.00	1/02/15	268	$(5,360)
DTE Energy Co.	Call	USD	80.25	1/05/15	87	(53,272)
Genesis Energy LP	Call	USD	50.50	1/13/15	230	(93)
Atlantia SpA	Call	EUR	20.00	1/16/15	70	(5,155)
Atlantia SpA	Call	EUR	21.00	1/16/15	70	(1,657)
Crown Castle International Corp.	Call	USD	85.00	1/17/15	39	(390)
Dominion Resources, Inc.	Call	USD	72.55	1/17/15	100	(46,594)
Duke Energy Corp.	Call	USD	82.50	1/17/15	553	(106,453)
Enterprise Products Partners LP	Call	USD	38.75	1/17/15	101	(1,768)
EQT Midstream Partners LP	Call	USD	80.00	1/17/15	88	(73,920)
Exelon Corp.	Call	USD	38.00	1/17/15	677	(23,695)
Magellan Midstream Partners LP	Call	USD	90.00	1/17/15	327	(7,358)
MarkWest Energy Partners LP	Call	USD	77.50	1/17/15	96	(2,880)
NextEra Energy, Inc.	Call	USD	105.00	1/17/15	354	(88,500)
NiSource, Inc.	Call	USD	42.00	1/17/15	273	(27,300)
Northeast Utilities	Call	USD	50.00	1/17/15	196	(71,540)
NRG Energy, Inc.	Call	USD	33.00	1/17/15	250	(3,750)
NRG Yield, Inc., Class A	Call	USD	47.75	1/17/15	269	(24,154)
Phillips 66 Partners LP	Call	USD	68.50	1/17/15	99	(24,796)
Plains All American Pipeline LP	Call	USD	55.00	1/17/15	45	(1,012)
PPL Corp.	Call	USD	35.00	1/17/15	288	(45,360)
SBA Communications Corp., Class A	Call	USD	115.00	1/17/15	80	(5,200)
Shell Midstream Partners LP	Call	USD	40.00	1/17/15	155	(30,613)
TransCanada Corp.	Call	CAD	58.00	1/17/15	250	(10,759)
Verizon Communications, Inc.	Call	USD	47.00	1/17/15	66	(2,211)
Verizon Communications, Inc.	Call	USD	47.50	1/23/15	73	(2,227)
Verizon Communications, Inc.	Call	USD	47.00	1/30/15	66	(3,729)
Northeast Utilities	Call	USD	53.60	2/02/15	63	(6,809)
Comcast Corp., Special Class A	Call	USD	57.25	2/17/15	70	(14,933)
Consolidated Edison, Inc.	Call	USD	70.00	2/20/15	50	(1,625)
Delek Logistics Partners LP	Call	USD	40.00	2/20/15	115	(7,475)
Edison International	Call	USD	67.50	2/20/15	216	(22,680)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	79

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

As of December 31, 2014, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
MarkWest Energy Partners LP	Call	USD	77.50	2/20/15	96	$(6,240)
Pinnacle West Capital Corp.	Call	USD	70.00	2/20/15	36	(2,970)
PPL Corp.	Call	USD	38.00	2/20/15	71	(2,662)
Shell Midstream Partners LP	Call	USD	40.00	2/20/15	155	(46,113)
Valero Energy Partners LP	Call	USD	55.00	2/20/15	73	(7,300)
Verizon Communications, Inc.	Call	USD	48.00	2/20/15	73	(3,358)
Western Gas Partners LP	Call	USD	75.00	2/20/15	75	(16,875)
MPLX LP	Call	USD	70.00	3/20/15	100	(67,000)
Total						$(875,786)

•	As of December 31, 2014, over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Water Works Co., Inc.	UBS AG	Call	USD	53.34	1/05/15	16,000	$(7,491)
CMS Energy Corp.	Credit Suisse International	Call	USD	33.45	1/05/15	33,600	(44,420)
Enterprise Products Partners LP	Credit Suisse International	Call	USD	38.44	1/05/15	67,400	(1,406)
OGE Energy Corp.	Citibank N.A.	Call	USD	38.16	1/05/15	9,100	(1)
Edison International	Morgan Stanley & Co. International PLC	Call	USD	62.00	1/06/15	23,000	(80,270)
Ferrovial SA	Bank of America N.A.	Call	EUR	16.28	1/06/15	29,000	(7,644)
NorthWestern Corp.	Morgan Stanley & Co. International PLC	Call	USD	51.12	1/06/15	21,400	(116,875)
Sydney Airport	Citibank N.A.	Call	AUD	4.58	1/06/15	105,000	(10,219)
Transurban Group	Citibank N.A.	Call	AUD	8.46	1/06/15	95,000	(9,415)
Williams Partners LP	Credit Suisse International	Call	USD	53.14	1/06/15	5,800	—
Access Midstream Partners LP	Deutsche Bank AG	Call	USD	66.90	1/07/15	5,600	—
Aeroports de Paris	Morgan Stanley & Co. International PLC	Call	EUR	98.00	1/07/15	3,900	(11,002)
EDP Renovaveis SA	UBS AG	Call	EUR	5.23	1/07/15	28,100	(5,867)
Iberdrola SA	Bank of America N.A.	Call	EUR	5.65	1/07/15	63,500	(2,955)
ITC Holdings Corp.	Bank of America N.A.	Call	USD	39.15	1/07/15	12,600	(16,463)
Enbridge, Inc.	Citibank N.A.	Call	USD	47.14	1/08/15	27,000	(120,520)
Groupe Eurotunnel SA	Morgan Stanley & Co. International PLC	Call	EUR	10.47	1/08/15	44,000	(14,068)
NiSource, Inc.	Goldman Sachs International	Call	USD	41.93	1/08/15	14,500	(12,332)
Sempra Energy	Goldman Sachs International	Call	USD	111.07	1/08/15	19,700	(32,638)
TerraForm Power, Inc., Class A	Credit Suisse International	Call	USD	32.80	1/08/15	26,200	(7,834)
TerraForm Power, Inc., Class A	Deutsche Bank AG	Call	USD	34.80	1/08/15	16,000	(2,561)
CMS Energy Corp.	Credit Suisse International	Call	USD	32.99	1/12/15	35,900	(65,244)
Fraport AG Frankfurt Airport Services Worldwide	Goldman Sachs International	Call	EUR	50.41	1/12/15	4,500	(289)
CCR SA	Credit Suisse International	Call	BRL	17.73	1/13/15	30,000	(609)
ONEOK Partners LP	Credit Suisse International	Call	USD	50.50	1/13/15	13,000	(5)
Aeroports de Paris	Morgan Stanley & Co. International PLC	Call	EUR	98.00	1/14/15	3,900	(12,725)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.03	1/14/15	8,100	(7,834)
E.ON SE	Goldman Sachs International	Call	EUR	15.10	1/14/15	13,700	(478)
Ferrovial SA	Deutsche Bank AG	Call	EUR	15.98	1/14/15	77,000	(46,028)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	40.45	1/14/15	12,600	(5,373)
Transurban Group	UBS AG	Call	AUD	8.70	1/14/15	95,600	(3,297)
EDP Renovaveis SA	Goldman Sachs International	Call	EUR	5.38	1/15/15	12,500	(1,571)
Enbridge, Inc.	Citibank N.A.	Call	USD	47.14	1/15/15	27,000	(128,816)
Public Service Enterprise Group, Inc.	Credit Suisse International	Call	USD	40.46	1/15/15	35,200	(46,977)
Spark Infrastructure Group	Morgan Stanley & Co. International PLC	Call	AUD	1.97	1/21/15	117,000	(15,569)
CenterPoint Energy, Inc.	Deutsche Bank AG	Call	USD	24.15	1/22/15	23,000	(4,133)
Dominion Midstream Partners LP	Goldman Sachs International	Call	USD	35.68	1/22/15	21,000	(86,152)
Energy Transfer Partners LP	Deutsche Bank AG	Call	USD	66.91	1/22/15	9,900	(9,394)
Groupe Eurotunnel SA	Goldman Sachs International	Call	EUR	10.64	1/22/15	34,000	(9,819)
Public Service Enterprise Group, Inc.	UBS AG	Call	USD	42.33	1/22/15	31,000	(17,432)
American Electric Power Co., Inc.	Credit Suisse International	Call	USD	57.20	1/23/15	12,700	(46,466)
Veolia Environnement SA	UBS AG	Call	EUR	14.54	1/23/15	19,200	(9,390)
American Tower Corp.	Goldman Sachs International	Call	USD	100.46	1/26/15	26,800	(27,181)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	74.66	1/26/15	43,300	(134,390)
Pinnacle West Capital Corp.	UBS AG	Call	USD	62.02	1/26/15	11,000	(69,586)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.17	1/27/15	16,200	(21,790)

See Notes to Financial Statements.

80	ANNUAL REPORT	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

As of December 31, 2014, over-the-counter options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EDP Renovaveis SA	Goldman Sachs International	Call	EUR	5.38	1/27/15	12,500	$(2,091)
NorthWestern Corp.	Deutsche Bank AG	Call	USD	53.35	1/27/15	2,100	(7,182)
East Japan Railway Co.	Morgan Stanley & Co. International PLC	Call	JPY	8,771.29	1/28/15	3,400	(10,287)
Fraport AG Frankfurt Airport Services Worldwide	Goldman Sachs International	Call	EUR	48.21	1/28/15	2,200	(2,406)
Fraport AG Frankfurt Airport Services Worldwide	UBS AG	Call	EUR	49.39	1/28/15	3,700	(2,042)
Groupe Eurotunnel SA	Bank of America N.A.	Call	EUR	10.43	1/28/15	44,000	(20,442)
National Grid PLC	Bank of America N.A.	Call	GBP	9.16	1/28/15	169,000	(35,178)
NextEra Energy Partners LP	Goldman Sachs International	Call	USD	36.50	2/02/15	23,000	(7,200)
Xcel Energy, Inc.	Goldman Sachs International	Call	USD	34.86	2/02/15	21,000	(35,453)
Ferrovial SA	Morgan Stanley & Co. International PLC	Call	EUR	16.29	2/03/15	32,000	(17,304)
Spark Infrastructure Group	Morgan Stanley & Co. International PLC	Call	AUD	2.00	2/03/15	117,000	(12,515)
Transurban Group	Morgan Stanley & Co. International PLC	Call	AUD	8.75	2/03/15	191,000	(12,643)
Abertis Infraestructuras SA	Morgan Stanley & Co. International PLC	Call	EUR	15.77	2/04/15	136,800	(143,790)
Aeroports de Paris	Goldman Sachs International	Call	EUR	100.04	2/04/15	2,500	(7,806)
EDP Renovaveis SA	UBS AG	Call	EUR	5.37	2/04/15	21,000	(4,028)
Japan Airport Terminal Co. Ltd.	UBS AG	Call	JPY	4,802.97	2/04/15	11,700	(18,545)
MPLX LP	Goldman Sachs International	Call	USD	69.50	2/06/15	10,200	(50,114)
National Grid PLC	Bank of America N.A.	Call	GBP	8.95	2/06/15	169,000	(72,498)
RWE AG	Bank of America N.A.	Call	EUR	26.48	2/06/15	17,200	(11,930)
Sempra Energy	UBS AG	Call	USD	107.89	2/09/15	6,600	(35,319)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	50.90	2/09/15	39,500	(111,719)
New Jersey Resources Corp.	Morgan Stanley & Co. International PLC	Call	USD	59.60	2/11/15	9,000	(26,251)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	51.75	2/12/15	24,300	(51,329)
NextEra Energy, Inc.	Deutsche Bank AG	Call	USD	105.56	2/12/15	17,200	(55,751)
Sydney Airport	Morgan Stanley & Co. International PLC	Call	AUD	4.76	2/13/15	105,000	(7,072)
Genesis Energy LP	Goldman Sachs International	Call	USD	46.12	2/18/15	21,400	(16,259)
CMS Energy Corp.	Credit Suisse International	Call	USD	33.31	2/19/15	69,600	(116,645)
EDP Renovaveis SA	UBS AG	Call	EUR	5.37	2/19/15	21,000	(4,736)
ITC Holdings Corp.	UBS AG	Call	USD	38.75	2/19/15	25,400	(52,604)
EDP Renovaveis SA	UBS AG	Call	EUR	5.35	3/05/15	13,200	(3,528)
Total							$(2,229,196)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instrument, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	81

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

As of December 31, 2014, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$7,778,793	—	$7,778,793
Diversified Telecommunication Services	$3,719,010	—	—	3,719,010
Electric Utilities	76,561,726	3,442,962	—	80,004,688
Gas Utilities	1,554,480	3,424,375	—	4,978,855
Independent Power and Renewable Electricity Producers	12,998,971	3,766,034	—	16,765,005
Media	1,157,058	—	—	1,157,058
Multi-Utilities	64,006,343	16,726,357	—	80,732,700
Oil, Gas & Consumable Fuels	105,191,052	—	—	105,191,052
Real Estate Investment Trusts (REITs)	16,052,900	—	—	16,052,900
Road & Rail	731,182	—	—	731,182
Transportation Infrastructure	1,297,983	43,793,521	—	45,091,504
Water Utilities	9,839,180	—	—	9,839,180
Wireless Telecommunication Services	2,525,328	—	—	2,525,328
Short-Term Securities	10,776,191	—	—	10,776,191

Total	$306,411,404	$78,932,042	—	$385,343,446

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(698,321)	$(2,406,661)	—	$(3,104,982)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,175	—	—	$2,175
Liabilities:
Bank overdraft	—	$(9,288)	—	(9,288)

Total	$2,175	$(9,288)	—	$(7,113)

During the period ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

82	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Assets and Liabilities

December 31, 2014	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Assets
Investments at value — unaffiliated[1,2]	$600,197,282	$691,701,517	$1,739,444,213	$1,061,968,320	$302,874,373
Investments at value — affiliated[3]	35,462,798	2,553,202	23,544,648	7,334,572	3,271,616
Cash	6,930	62,339	1,242	1,045	—
Cash pledged as collateral for OTC derivatives	—	100,000	98,000	—	—
Foreign currency at value[4]	65,835	4,170	1,800	1,350,321	—
Investments sold receivable	—	—	—	2,662,304	—
Options written receivable	22,965	511,592	1,049,326	77,181	27,328
Dividends receivable — affiliated	2,856	134	2,057	472	178
Unrealized appreciation on forward foreign currency exchange contracts	—	5,302,499	—	—	—
Dividends receivable	200,405	914,685	3,240,805	1,399,913	345,002
Securities lending income receivable — affiliated	—	290	—	3,948	88
Other assets	18,004	15,776	45,716	39,312	8,636

Total assets	635,977,075	701,166,204	1,767,427,807	1,074,837,388	306,527,221

Liabilities
Options written at value[5]	1,574,557	7,478,281	16,391,070	10,714,090	2,914,970
Collateral on securities loaned at value	—	673,750	—	1,401,820	—
Investments purchased payable	—	—	—	—	139,031
Options written payable	900	351,607	1,270,250	45,824	757
Income dividends payable	3,627,616	339,390	433,396	286,702	—
Investment advisory fees payable	657,241	498,716	1,184,655	899,158	267,145
Reorganization costs payable	—	—	151,484	—	—
Officer’s and Trustees’ fees payable	385,598	97,332	699,384	543,420	23,597
Unrealized depreciation on forward foreign currency exchange contracts	—	190,493	—	—	—
Other accrued expenses payable	128,209	157,115	227,180	259,649	78,457

Total liabilities	6,374,121	9,786,684	20,357,419	14,150,663	3,423,957

Net Assets	$629,602,954	$691,379,520	$1,747,070,388	$1,060,686,725	$303,103,264

Net Assets Consist of
Paid-in capital	$671,744,850	$689,310,753	$1,573,389,926	$1,039,979,883	$185,065,815
Distributions in excess of net investment income	(322,565)	(4,844,799)	(588,821)	(3,681,733)	(16,686)
Accumulated net realized gain (loss)	(7,863,996)	(112,350,071)	(196,434,121)	(104,550,382)	1,552,002
Net unrealized appreciation/depreciation	(33,955,335)	119,263,637	370,703,404	128,938,957	116,502,133

Net Assets	$629,602,954	$691,379,520	$1,747,070,388	$1,060,686,725	$303,103,264

Net asset value[6,7]	$21.15	$15.67	$9.24	$15.27	$38.61

[1] Investments at cost — unaffiliated	$635,275,403	$576,489,779	$1,366,872,730	$933,641,184	$186,714,603
[2] Securities loaned at value	—	$641,550	—	$1,317,350	—
[3] Investments at cost — affiliated	$35,462,798	$2,553,202	$23,544,648	$7,334,572	$3,271,616
[4] Foreign currency at cost	$65,767	$10,035	$1,812	$1,365,120	—
[5] Premiums received	$2,703,505	$6,426,875	$14,525,930	$11,403,065	$3,268,399
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,766,217	—	188,978,322	69,483,161	7,850,447
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	83

Statements of Assets and Liabilities

December 31, 2014	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$798,245,976	$1,134,386,056	$384,360,375	$374,567,255
Investments at value — affiliated[4]	39,657,703	31,852,127	43,173,790	10,776,191
Cash	2,003	67,179	—	—
Cash pledged as collateral for OTC derivatives	7,893,000	—	—	—
Cash pledged as collateral for exchange-traded options written	359,000	—	15,055,661	—
Foreign currency at value[5]	4,686,314	41,296	235,704	2,175
Investments sold receivable	95,778	—	—	—
Options written receivable	17,595	129,357	218,327	12,059
Dividends receivable — affiliated	1,479	2,340	3,414	429
Dividends receivable	1,407,201	2,241,548	126,490	853,965
Securities lending income receivable — affiliated	1,347	12,375	—	—
Other assets	23,234	38,154	9,372	9,527

Total assets	852,390,630	1,168,770,432	443,183,133	386,221,601

Liabilities
Bank overdraft	—	—	—	9,288
Options written at value[6]	10,585,312	7,461,454	3,180,904	3,104,982
Collateral on securities loaned at value	870,139	2,373,800	—	—
Investments purchased payable	2,589,558	—	1,994,711	2,670,841
Options written payable	1,417	1,357	173,837	—
Income dividends payable	361,997	380,190	—	169,588
Reorganization costs payable	—	469,615	—	—
Investment advisory fees payable	680,413	998,072	293,966	317,508
Officer’s and Trustees’ fees payable	483,245	314,273	6,254	8,636
Other accrued expenses payable	266,795	273,135	152,998	110,461

Total liabilities	15,838,876	12,271,896	5,802,670	6,391,304

Net Assets	$836,551,754	$1,156,498,536	$437,380,463	$379,830,297

Net Assets Consist of
Paid-in capital	$1,342,987,967	$1,444,461,402	$426,792,306	$296,406,367
Undistributed (distributions in excess of) net investment income	(3,482,256)	(302,805)	—	1,332,581
Accumulated net realized loss	(536,737,948)	(309,449,047)	(1,125,330)	(6,212,828)
Net unrealized appreciation/depreciation	33,783,991	21,788,986	11,713,487	88,304,177

Net Assets	$836,551,754	$1,156,498,536	$437,380,463	$379,830,297

Net asset value[7]	$7.61	$11.67	$19.43	$22.47

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$763,526,599	$1,111,234,690	$373,293,664	$285,403,570
[3] Securities loaned at value	$816,608	$2,321,424	—	—
[4] Investments at cost — affiliated	$39,657,703	$31,852,127	$43,173,790	$10,776,191
[5] Foreign currency at cost	$4,726,377	$43,064	$235,554	$2,194
[6] Premiums received	$9,784,983	$6,119,364	$3,826,396	$2,256,661
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	99,059,784	22,507,592	16,906,964

See Notes to Financial Statements.

84	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Operations

	BlackRock Energy and Resources Trust (BGR)		BlackRock Enhanced Capital and Income Fund, Inc. (CII)		BlackRock Enhanced Equity Dividend Trust (BDJ)
	Period November 1, 2014 to December 31, 2014	Year Ended October 2014	Period November 1, 2014 to December 31, 2014	Year Ended October 2014	Period November 1, 2014 to December 31, 2014	Year Ended October 2014

Investment Income
Dividends — unaffiliated	$3,703,386	$18,845,035	$2,796,719	$31,067,597	$8,972,747	$44,084,322
Foreign taxes withheld	(163,088)	(1,129,834)	(66,957)	(316,626)	(72,489)	(504,357)
Dividends — affiliated	1,816	14,208	459	5,601	2,023	15,143
Securities lending — affiliated — net	—	16,642	654	51	—	524
Other income — affiliated	—	7,901	—	843	—	7,663

Total income	3,542,114	17,753,952	2,730,875	30,757,466	8,902,281	43,603,295

Expenses
Investment advisory	1,379,025	9,919,201	978,402	5,829,083	2,279,450	13,220,957
Reorganization	—	—	—	—	—	148,630
Professional	46,523	61,629	66,311	187,816	60,132	107,725
Transfer agent	30,981	114,477	21,890	76,709	63,316	201,901
Custodian	16,905	124,995	31,283	117,798	15,614	192,148
Officer and Trustees	(734)	98,729	2,277	67,463	(12,825)	178,176
Printing	11,547	34,479	24,124	26,474	24,298	53,307
Insurance	2,423	41,588	2,565	20,473	5,389	59,038
Registration	1,704	9,203	2,554	15,230	10,346	62,300
Miscellaneous	3,259	28,633	5,615	33,663	2,486	32,605

Total expenses	1,491,633	10,432,934	1,135,021	6,374,709	2,448,206	14,256,787
Less fees waived by Manager	(4,155)	(25,351)	(456)	(10,357)	(4,544)	(30,697)
Less expenses reimbursed by Manager	(41,372)	—	(38,480)	—	(62,940)	—
Less reorganization costs reimbursed by Manager	—	—	—	—	—	(148,630)

Total expenses after fees waived and/or reimbursed by Manager	1,446,106	10,407,583	1,096,085	6,364,352	2,380,722	14,077,460

Net investment income	2,096,008	7,346,369	1,634,790	24,393,114	6,521,559	29,525,835

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(6,164,501)	83,707,986	3,476,390	3,344,991	(56,444)	(2,870,394)
Capital gain distributions received from affiliated investment companies	2,544	—	—	—	2,835	—
Options written	4,363,915	(460,975)	(9,880,652)	11,842,946	(18,870,786)	1,156,503
Foreign currency transactions	(34,427)	(44,762)	(3,265)	2,226,609	(3,365)	7,870

	(1,832,469)	83,202,249	(6,407,527)	17,414,546	(18,927,760)	(1,706,021)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(69,284,443)	(118,599,960)	16,257,667	20,474,136	29,311,271	138,772,116
Options written	(512,392)	(815,532)	3,291,051	(45,982)	10,205,956	(3,221,974)
Foreign currency translations	(2,433)	(3,694)	2,942,763	2,135,043	1,968	(4)

	(69,799,268)	(119,419,186)	22,491,481	22,563,197	39,519,195	135,550,138

Net realized and unrealized gain (loss)	(71,631,737)	(36,216,937)	16,083,954	39,977,743	20,591,435	133,844,117

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,535,729)	$(28,870,568)	$17,718,744	$64,370,857	$27,112,994	$163,369,952

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	85

Statements of Operations

	BlackRock Global Opportunities Equity Trust (BOE)		BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
	Period November 1, 2014 to December 31, 2014	Year Ended October 2014	Period November 1, 2014 to December 31, 2014	Year Ended October 2014	Period November 1, 2014 to December 31, 2014	Year Ended October 2014

Investment Income
Dividends — unaffiliated	$1,952,185	$22,545,655	$537,623	$3,185,700	$1,470,117	$22,804,892
Foreign taxes withheld	(53,519)	(965,168)	(7,551)	(92,618)	(182,100)	(1,603,832)
Dividends — affiliated	1,539	9,513	534	2,339	926	10,701
Securities lending — affiliated — net	10,221	110,061	279	8,206	4,290	145,293
Other income — affiliated	—	7,530	—	2,267	—	7,166

Total income	1,910,426	21,707,591	530,885	3,105,894	1,293,233	21,364,220

Expenses
Investment advisory	1,786,272	11,371,765	526,495	2,825,619	1,426,979	9,635,153
Professional	73,996	97,714	45,145	62,725	79,738	98,824
Custodian	36,847	351,000	13,741	112,489	33,605	348,227
Transfer agent	40,095	152,385	10,988	39,667	36,803	135,267
Officer and Trustees	(10,939)	136,624	3,169	29,845	(9,757)	121,821
Printing	16,071	40,295	4,919	15,226	13,445	35,761
Registration	4,022	23,985	1,557	9,281	6,367	37,969
Insurance	3,530	42,426	1,025	11,433	2,837	60,162
Miscellaneous	9,364	82,365	5,512	27,176	9,874	116,345

Total expenses	1,959,258	12,298,559	612,551	3,133,461	1,599,891	10,589,529
Less fees waived by Manager	(1,424)	(18,678)	(510)	(4,244)	(73,388)	(502,491)
Less expenses reimbursed by Manager	(53,790)	—	(28,900)	—	(50,217)	—

Total expenses after fees waived and/or reimbursed by Manager	1,904,044	12,279,881	583,141	3,129,217	1,476,286	10,087,038

Net investment income (loss)	6,382	9,427,710	(52,256)	(23,323)	(183,053)	11,277,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(9,915,902)	4,233,379	7,811,968	35,691,906	(5,964,982)	23,435,384
Capital gain distributions received from affiliated investment companies	—	—	—	—	1,296	—
Options written	(11,353,918)	23,107,432	(1,966,358)	(2,802,215)	(5,584,407)	13,684,874
Foreign currency transactions	92,806	(103,568)	13,829	39,589	(178,855)	262,487

	(21,177,014)	27,237,243	5,859,439	32,929,280	(11,726,948)	37,382,745

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	6,626,048	(17,402,999)	1,080,885	40,043,542	(14,964,665)	(92,525,089)
Options written	9,339,874	(4,401,165)	1,506,360	(1,797,104)	7,044,744	(3,743,858)
Foreign currency translations	(10,906)	(231,065)	(2,995)	(11,979)	(55,320)	(117,975)

	15,955,016	(22,035,229)	2,584,250	38,234,459	(7,975,241)	(96,386,922)

Net realized and unrealized gain (loss)	(5,221,998)	5,202,014	8,443,689	71,163,739	(19,702,189)	(59,004,177)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,215,616)	$14,629,724	$8,391,433	$71,140,416	$(19,885,242)	$(47,726,995)

See Notes to Financial Statements.

86	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Operations

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]		BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)
	Period November 1, 2014 to December 31, 2014	Year Ended October 2014	Period October 30, 2014[2] to December 31, 2014	Period November 1, 2014 to December 31, 2014	Year Ended October 2014

Investment Income
Dividends — unaffiliated	$4,489,816	$18,888,539	$534,594	$2,555,852	$13,123,311
Foreign taxes withheld	(331,257)	(1,502,728)	(6,313)	(72,419)	(497,713)
Dividends — affiliated	1,091	9,059	4,943	861	3,509
Securities lending — affiliated — net	33,328	31,751	—	—	547
Other income — affiliated	—	21,128	—	—	3,288

Total income	4,192,978	17,447,749	533,224	2,484,294	12,632,942

Expenses
Investment advisory	1,483,987	7,592,061	725,296	629,827	3,646,598
Reorganization	—	522,264	—	—	—
Custodian	3,137	112,620	27,258	20,905	125,875
Professional	52,596	78,185	69,856	51,905	66,225
Transfer agent	19,863	82,221	9,558	14,112	51,369
Officer and Trustees	(4,273)	62,226	6,254	5,637	35,823
Printing	18,240	3,000	10,089	6,311	15,213
Insurance	1,903	17,502	1,326	1,238	9,581
Registration	30	16,079	1,534	1,559	9,279
Miscellaneous	10,063	32,535	10,679	3,248	58,000

Total expenses	1,585,546	8,518,693	861,850	734,742	4,017,963
Less fees waived by Manager	(112,980)	(1,283,483)	(156,351)	(798)	(6,623)
Less expenses reimbursed by Manager	(41,480)	—	—	(34,977)	—
Less reorganization costs reimbursed by Manager	—	(522,264)	—	—	—

Total expenses after fees waived and/or reimbursed by Manager	1,431,086	6,712,946	705,499	698,967	4,011,340

Net investment income (loss)	2,761,892	10,734,803	(172,275)	1,785,327	8,621,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(7,346,272)	(9,395,919)	(2,158,455)	816,193	9,106,272
Capital gain distributions received from affiliated investment companies	1,529	—	6,925	—	—
Options written	(119,699)	(196,096)	1,026,200	(1,653,983)	(3,029,227)
Foreign currency transactions	36,365	(52,301)	220,333	(12,111)	(39,186)

	(7,428,077)	(9,644,316)	(904,997)	(849,901)	6,037,859

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(38,823,734)	(3,231,843)	11,066,711	3,041,775	39,522,788
Options written	1,282,920	425,446	645,492	1,186,181	(186,639)
Foreign currency translations	10,759	(13,584)	1,284	(3,570)	10,366

	(37,530,055)	(2,819,981)	11,713,487	4,224,386	39,346,515

Net realized and unrealized gain (loss)	(44,958,132)	(12,464,297)	10,808,490	3,374,485	45,384,374

Net Increase (Decrease) in Net Assets Resulting from Operations	$(42,196,240)	$(1,729,494)	$10,636,215	$5,159,812	$54,005,976

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	87

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)			BlackRock Enhanced Capital and Income Fund, Inc. (CII)
	Period November 1, 2014 to December 31,	Year Ended October 31,		Period November 1, 2014 to December 31,	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2014	2013	2014	2014	2013

Operations
Net investment income	$2,096,008	$7,346,369	$3,487,794	$1,634,790	$24,393,114	$13,662,033
Net realized gain (loss)	(1,832,469)	83,202,249	137,486,490	(6,407,527)	17,414,546	41,586,734
Net change in unrealized appreciation/depreciation	(69,799,268)	(119,419,186)	31,425,100	22,491,481	22,563,197	50,511,787

Net increase (decrease) in net assets resulting from operations	(69,535,729)	(28,870,568)	172,399,384	17,718,744	64,370,857	105,760,554

Distributions to Shareholders[1]
Net investment income	(13,897,363)	(13,106,479)	—	(4,539,117)	(28,519,674)	(13,908,365)
Net realized gains	(28,073,003)	(113,548,774)	(48,221,272)	—	—	—
Return of capital	—	—	—	(4,285,163)	(28,838,146)	(39,037,315)

Decrease in net assets resulting from distributions to shareholders	(41,970,366)	(126,655,253)	(48,221,272)	(8,824,280)	(57,357,820)	(52,945,680)

Net Assets
Total increase (decrease) in net assets	(111,506,095)	(155,525,821)	124,178,112	8,894,464	7,013,037	52,814,874
Beginning of period	741,109,049	896,634,870	772,456,758	682,485,056	675,472,019	622,657,145

End of period	$629,602,954	$741,109,049	$896,634,870	$691,379,520	$682,485,056	$675,472,019

Undistributed (distributions in excess of) net investment income, end of period	$(322,565)	$11,513,217	$(2,782,487)	$(4,844,799)	$(1,937,207)	$(1,937,207)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

88	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)			BlackRock Global Opportunities Equity Trust (BOE)
	Period November 1, 2014 to December 31,	Year Ended October 31,		Period November 1, 2014 to December 31,	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2014	2013	2014	2014	2013

Operations
Net investment income	$6,521,559	$29,525,835	$32,816,080	$6,382	$9,427,710	$8,382,978
Net realized gain (loss)	(18,927,760)	(1,706,021)	117,623,639	(21,177,014)	27,237,243	109,951,890
Net change in unrealized appreciation/depreciation	39,519,195	135,550,138	54,197,961	15,955,016	(22,035,229)	86,145,100

Net increase (decrease) in net assets resulting from operations	27,112,994	163,369,952	204,637,680	(5,215,616)	14,629,724	204,479,968

Distributions to Shareholders[1]
Net investment income	(6,490,341)	(29,340,373)	(32,582,758)	—	(11,495,722)	(11,468,669)
Distributions in excess of net investment income	—	—	(35,787,362)	—	(19,478,198)	(63,152,174)
Net realized gains	—	—	(32,140,223)	—	—	—
Return of capital	(10,716,791)	(79,569,763)	—	(13,959,167)	(62,866,563)	(11,996,866)

Decrease in net assets resulting from distributions to shareholders	(17,207,132)	(108,910,136)	(100,510,343)	(13,959,167)	(93,840,483)	(86,617,709)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	88,481,334	—	—	—	—	—

Net Assets
Total increase (decrease) in net assets	98,387,196	54,459,816	104,127,337	(19,174,783)	(79,210,759)	117,862,259
Beginning of period	1,648,683,192	1,594,223,376	1,490,096,039	1,079,861,508	1,159,072,267	1,041,210,008

End of period	$1,747,070,388	$1,648,683,192	$1,594,223,376	$1,060,686,725	$1,079,861,508	$1,159,072,267

Distributions in excess of net investment income, end of period	$(588,821)	$(691,062)	$(600,773)	$(3,681,733)	$(4,181,410)	$(2,479,284)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	89

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)			BlackRock International Growth and Income Trust (BGY)
	Period November 1, 2014 to December 31,	Year Ended October 31,		Period November 1, 2014 to December 31,	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2014	2013	2014	2014	2013

Operations
Net investment income (loss)	$(52,256)	$(23,323)	$923,733	$(183,053)	$11,277,182	$14,055,907
Net realized gain (loss)	5,859,439	32,929,280	24,717,008	(11,726,948)	37,382,745	72,629,297
Net change in unrealized appreciation/depreciation	2,584,250	38,234,459	43,710,073	(7,975,241)	(96,386,922)	72,416,478

Net increase (decrease) in net assets resulting from operations	8,391,433	71,140,416	69,350,814	(19,885,242)	(47,726,995)	159,101,682

Distributions to Shareholders[1]
Net investment income	(97,279)	(806,862)	(446,759)	—	(13,975,718)	(18,226,947)
Distributions in excess of net investment income[2]	—	—	—	—	(8,305,169)	—
Net realized gains	(20,982,505)	(28,969,492)	(17,987,036)	—	—	—
Return of capital	—	—	—	(11,548,874)	(57,741,812)	(55,619,854)

Decrease in net assets resulting from distributions to shareholders	(21,079,784)	(29,776,354)	(18,433,795)	(11,548,874)	(80,022,699)	(73,846,801)

Capital Share Transactions
Reinvestment of dividends	1,858,610	2,407,444	867,486	—	—	—

Net Assets
Total increase (decrease) in net assets	(10,829,741)	43,771,506	51,784,505	(31,434,116)	(127,749,694)	85,254,881
Beginning of period	313,933,005	270,161,499	218,376,994	867,985,870	995,735,564	910,480,683

End of period	$303,103,264	$313,933,005	$270,161,499	$836,551,754	$867,985,870	$995,735,564

Undistributed (distributions in excess of) net investment income, end of period	$(16,686)	$80,023	$466,794	$(3,482,256)	$(3,848,440)	$(2,109,861)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	Tax distribution.

See Notes to Financial Statements.

90	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]			BlackRock Science and Technology Trust (BST)
	Period November 1, 2014 to	Year Ended October 31,		Period October 30, 2014[2] to
Increase (Decrease) in Net Assets:	December 31, 2014	2014	2013	December 31, 2014

Operations
Net investment income (loss)	$2,761,892	$10,734,803	$11,454,960	$(172,275)
Net realized loss	(7,428,077)	(9,644,316)	(65,371,790)	(904,997)
Net change in unrealized appreciation/depreciation	(37,530,055)	(2,819,981)	20,545,737	11,713,487

Net increase (decrease) in net assets resulting from operations	(42,196,240)	(1,729,494)	(33,371,093)	10,636,215

Distributions to Shareholders[3]
Net investment income	(2,386,991)	(14,352,994)	(6,452,839)	(48,058)
Net realized gains	—	—	—	—
Return of capital	(8,841,474)	(32,315,467)	(47,574,521)	(2,202,701)

Decrease in net assets resulting from distributions to shareholders	(11,228,465)	(46,668,461)	(54,027,360)	(2,250,759)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	627,703,703	—	—	—
Net proceeds from the issuance of shares	—	—	—	400,245,000
Net proceeds from the underwriters’ over allotment option exercised	—	—	—	28,650,000

Net increase in net assets derived from shares transactions	627,703,703	—	—	428,895,000

Net Assets
Total increase (decrease) in net assets	574,278,998	(48,397,955)	(87,398,453)	437,280,456
Beginning of period	582,219,538	630,617,493	718,015,946	100,007

End of period	$1,156,498,536	$582,219,538	$630,617,493	$437,380,463

Undistributed (distributions in excess of) net investment income, end of period	$(302,805)	$(398,604)	$(4,416,905)	—

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Commencement of Operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	91

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
	Period November 1, 2014 to	Year Ended October 31,
Increase (Decrease) in Net Assets:	December 31, 2014	2014	2013

Operations
Net investment income	$1,785,327	$8,621,602	$9,640,424
Net realized gain (loss)	(849,901)	6,037,859	6,418,044
Net change in unrealized appreciation/depreciation	4,224,386	39,346,515	17,842,699

Net increase in net assets resulting from operations	5,159,812	54,005,976	33,901,167

Distributions to Shareholders[1]
Net investment income	(1,712,370)	(8,667,652)	(8,709,264)
Net realized gains	—	(6,308,640)	(7,173,603)
Return of capital	(2,379,115)	(11,593,002)	(8,632,231)

Decrease in net assets resulting from distributions to shareholders	(4,091,485)	(26,569,294)	(24,515,098)

Net Assets
Total increase in net assets	1,068,327	27,436,682	9,386,069
Beginning of period	378,761,970	351,325,288	341,939,219

End of period	$379,830,297	$378,761,970	$351,325,288

Undistributed net investment income, end of period	$1,332,581	$1,271,735	$1,564,553

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

92	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Cash Flows

Period November 1, 2014 to December 31, 2014	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(69,535,729)	$17,718,744	$27,112,994
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged as collateral for OTC derivatives	—	—	2,000
Decrease (increase) in dividends receivable	337,967	(587,458)	(1,436,911)
Decrease (increase) in dividends receivable — affiliated	(2,299)	304	(717)
Decrease (increase) in securities lending income receivable — affiliated	—	(208)	524
Increase in other assets	(15,422)	(11,948)	(29,959)
Increase (decrease) in investment advisory fees payable	(92,569)	25,101	21,902
Increase in collateral on securities loaned at value	—	658,129	—
Decrease in reorganization costs payable	—	—	(78,648)
Increase (decrease) in Officer’s and Trustees’ fees payable	(1,370)	1,735	(14,209)
Decrease in other accrued expenses payable	(22,768)	(25,007)	(46,140)
Net realized loss on investments and options written	1,798,042	6,404,262	18,924,395
Net unrealized (gain) loss on investments, options written and foreign currency translations	69,796,903	(22,492,461)	(39,517,283)
Premiums received from options written	3,611,449	9,227,228	18,681,617
Premiums paid on closing options written	(342,795)	(18,479,385)	(36,228,799)
Proceeds from sales of long-term investments	83,044,764	26,435,647	10,929,532
Purchases of long-term investments	(25,558,783)	(14,413,789)	(6,773,297)
Net (purchases) sales of short-term securities	(23,663,700)	5,121,338	26,144,894

Cash provided by operating activities	39,353,690	9,582,232	17,691,895

Cash Used for Financing Activities
Foreign currency received from reorganization	—	—	48,235
Decrease in bank overdraft/bank overdraft on foreign currency at value	—	(15,877)	—
Cash dividends paid to shareholders	(39,473,540)	(9,504,029)	(17,946,877)

Cash used for financing activities	(39,473,540)	(9,519,906)	(17,898,642)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(68)	7	56

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	(119,918)	62,333	(206,691)
Cash and foreign currency at value beginning of year	192,683	4,176	209,733

Cash and foreign currency at value end of year	$72,765	$66,509	$3,042

Non-Cash Financing Activities
Net proceeds from the issuance of shares due to reorganization	—	—	$88,481,334

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	93

Statements of Cash Flows (continued)

Period November 1, 2014 to December 31, 2014	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(5,215,616)	$8,391,433	$(19,885,242)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged as collateral for OTC derivatives	—	961,801	(3,234,816)
Increase in cash pledged as collateral for exchange traded options written	—	—	400,000
Decrease (increase) in dividends receivable	(238,287)	(70,447)	(95,678)
Decrease (increase) in dividends receivable — affiliated	858	(69)	254
Increase in securities lending income receivable — affiliated	1,852	60	5,460
Increase in other assets	(20,933)	(6,304)	(13,692)
Increase (decrease) in investment advisory fees payable	9,074	14,037	(6,199)
Increase (decrease) in collateral on securities loaned at value	3,500	—	(984,589)
Increase (decrease) in Officer’s and Trustees’ fees payable	(11,805)	2,928	(10,473)
Increase (decrease) in other accrued expenses payable	(3,306)	(25,838)	24,601
Net realized (gain) loss on investments and options written	21,269,820	(5,845,610)	11,548,093
Net unrealized (gain) loss on investments, options written and foreign currency translations	(15,965,491)	(2,587,241)	7,897,464
Premiums received from options written	16,284,062	4,460,155	13,666,485
Premiums paid on closing options written	(25,789,087)	(6,184,828)	(17,586,750)
Proceeds from sales of long-term investments	193,564,920	41,902,763	172,708,353
Purchases of long-term investments	(173,225,185)	(18,957,970)	(131,513,948)
Net sales of short-term securities	3,939,786	(2,838,218)	(18,730,652)

Cash provided by operating activities	14,604,162	19,216,652	14,188,671

Cash Used for Financing Activities
Cash dividends paid to shareholders	(14,254,081)	(19,221,174)	(12,420,404)

Cash used for financing activities	(14,254,081)	(19,221,174)	(12,420,404)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(431)	(4)	22,457

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	349,650	(4,526)	1,790,724
Cash and foreign currency at value beginning of year	1,001,716	4,526	2,897,593

Cash and foreign currency at value end of year	$1,351,366	—	$4,688,317

See Notes to Financial Statements.

94	ANNUAL REPORT	DECEMBER 31, 2014

Statements of Cash Flows (concluded)

Period November 1, 2014 to December 31, 2014	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)[2]	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(42,196,240)	$10,636,215	$5,159,812
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged as collateral for exchange-traded options written	—	(15,055,661)	—
Decrease (increase) in dividends receivable — affiliated	(1,496)	(3,414)	95
Increase in dividends receivable	162,800	(126,490)	(29,058)
Increase in securities lending income receivable — affiliated	2,787	—	—
Increase in other assets	(24,207)	(9,372)	(7,195)
Increase in collateral on securities on loaned at value	(1,764,000)	—	—
Decrease in cash pledged as collateral for OTC derivatives	100,000	—	—
Increase in investment advisory fees payable	(227,016)	293,966	10,115
Decrease in reorganization costs payable	(165,023)	(45,000)	—
Increase in Officer’s and Trustees’ fees payable	(5,297)	6,254	5,343
Increase (decrease) in other accrued expenses payable	(63,640)	152,998	(39,074)
Net realized loss on investments and options written	7,464,319	1,125,330	837,790
Net unrealized gain on investments, options written and foreign currency translations	37,500,751	(11,712,053)	(4,227,966)
Premiums received from options written	6,779,700	6,824,973	2,801,173
Premiums paid on closing options written	(7,375,570)	(2,016,867)	(4,328,427)
Proceeds from sales of long-term investments	14,805,462	20,165,462	14,727,223
Purchases of long-term investments	(16,734,727)	(393,622,870)	(14,892,884)
Net (purchases) sales of short-term securities	13,009,391	(43,166,865)	4,204,398

Cash provided by operating activities	11,267,994	(426,553,394)	4,221,345

Cash Used for Financing Activities
Foreign currency received from reorganization	244,250	—	—
Cash received from reorganization	15,014	—	—
Decrease in bank overdraft on foreign currency at value	—	—	9,288
Proceeds from issuance of capital shares	—	428,895,000	—
Shares redeemed
Cash dividends paid to shareholders	(11,520,607)	(2,250,759)	(4,257,491)

Cash used for financing activities	(11,261,343)	426,644,241	(4,248,203)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	40,063	(150)	10

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	46,714	90,697	(26,848)
Cash and foreign currency at value beginning of year	61,761	145,007	29,023

Cash and foreign currency at value end of year	$108,475	$235,704	$2,175

Non-Cash Financing Activities
Net proceeds from the issuance of shares due to reorganization	$627,703,703	—	—

[1]	Consolidated Statement of Cash Flows.
[2]	Commenced operations on October 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	95

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$24.90	$30.12	$25.95	$28.33	$25.87	$23.81

Net investment income[1]	0.07	0.25	0.12	0.13	0.06	0.26
Net realized and unrealized gain (loss)	(2.41)	(1.21)	5.67	(0.74)	4.02	3.42

Net increase (decrease) from investment operations	(2.34)	(0.96)	5.79	(0.61)	4.08	3.68

Distributions:[2]
Net investment income	(0.47)	(0.44)	—	(0.03)	(0.24)	(0.17)
Net realized gain	(0.94)	(3.82)	(1.62)	(1.44)	(1.38)	(1.45)
Return of capital	—	—	—	(0.30)	—	—

Total distributions	(1.41)	(4.26)	(1.62)	(1.77)	(1.62)	(1.62)

Net asset value, end of period	$21.15	$24.90	$30.12	$25.95	$28.33	$25.87

Market price, end of period	$19.95	$23.78	$26.82	$24.28	$26.54	$25.36

Total Return[3]
Based on net asset value	(9.06)%[4]	(2.36)%	23.68%	(1.76)%	16.09%	15.89%

Based on market price	(10.18)%[4]	4.73%	17.70%	(1.88)%	10.95%	21.95%

Ratios to Average Net Assets
Total expenses	1.30%[5]	1.26%	1.26%	1.28%	1.26%	1.27%

Total expenses after fees waived and/or reimbursed	1.26%[5]	1.26%	1.25%	1.22%	1.15%	1.11%

Net investment income	1.82%[5]	0.89%	0.42%	0.50%	0.19%	1.04%

Supplemental Data
Net assets, end of period (000)	$629,603	$741,109	$896,635	$772,457	$843,328	$769,976

Portfolio turnover rate	4%	85%	132%	86%	111%	80%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

96	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.47	$15.31	$14.11	$13.87	$14.53	$14.40

Net investment income[1]	0.04	0.55	0.31	0.33	0.35	0.31
Net realized and unrealized gain	0.36	0.91	2.09	1.29	0.68	1.76

Net increase from investment operations	0.40	1.46	2.40	1.62	1.03	2.07

Distributions:[2]
Net investment income	(0.10)	(0.65)	(0.32)	(0.33)[3]	(0.35)[3]	(0.31)
Distributions in excess of net investment income[4]	—	—	—	(0.20)[3]	(0.23)[3]	—
Net realized gain	—	—	—	(0.13)	(1.11)	(1.33)
Return of capital	(0.10)	(0.65)	(0.88)	(0.72)	—	(0.30)

Total distributions	(0.20)	(1.30)	(1.20)	(1.38)	(1.69)	(1.94)

Net asset value, end of period	$15.67	$15.47	$15.31	$14.11	$13.87	$14.53

Market price, end of period	$13.97	$14.89	$13.52	$12.99	$12.39	$15.03

Total Return[5]
Based on net asset value	2.69%[6]	10.49%	18.97%	12.94%	7.56%	15.22%

Based on market price	(4.88)%[6]	20.43%	14.11%	16.39%	(7.11)%	24.73%

Ratios to Average Net Assets
Total expenses	0.99%[7]	0.93%	0.93%	0.94%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed	0.95%[7]	0.93%	0.93%	0.94%	0.93%	0.93%

Net investment income	1.42%[7]	3.56%	2.15%	2.34%	2.40%	2.14%

Supplemental Data
Net assets, end of period (000)	$691,380	$682,485	$675,472	$622,657	$612,145	$635,849

Portfolio turnover rate	2%	80%	218%	205%	190%	210%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53 and $0.58, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	97

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.19	$8.88	$8.30	$8.03	$8.32	$8.13

Net investment income[1]	0.04	0.16	0.18	0.18	0.16	0.17
Net realized and unrealized gain	0.10	0.76	0.96	0.77	0.38	1.00

Net increase from investment operations	0.14	0.92	1.14	0.95	0.54	1.17

Distributions:[2]
Net investment income	(0.03)	(0.17)	(0.18)	(0.18)[3]	(0.16)[3]	(0.17)
Distributions in excess of net investment income[4]	—	—	(0.20)	(0.22)[3]	(0.35)[3]	—
Net realized gain	—	—	(0.18)	—	—	—
Return of capital	(0.06)	(0.44)	—	(0.28)	(0.32)	(0.81)

Total distributions	(0.09)	(0.61)	(0.56)	(0.68)	(0.83)	(0.98)

Net asset value, end of period	$9.24	$9.19	$8.88	$8.30	$8.03	$8.32

Market price, end of period	$8.12	$8.35	$7.72	$7.41	$7.29	$8.99

Total Return[5]
Based on net asset value	1.69%[6]	11.40%	15.11%	13.22%	6.88%	15.23%

Based on market price	(1.65)%[6]	16.42%	12.09%	11.34%	(10.20)%	28.30%

Ratios to Average Net Assets
Total expenses	0.87%[7]	0.87%[8]	0.87%	0.95%	1.15%	1.16%

Total expenses after fees waived and/or reimbursed	0.84%[7]	0.86%[8]	0.87%	0.95%	1.14%	1.16%

Net investment income	2.30%[7]	1.81%	2.13%	2.16%	1.92%	2.06%

Supplemental Data
Net assets, end of period (000)	$1,747,070	$1,648,683	$1,594,223	$1,490,096	$575,712	$592,328

Portfolio turnover rate	0%[9]	63%	180%	185%	231%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

[9]	Amount is less than 0.5%.

See Notes to Financial Statements.

98	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.54	$16.68	$14.99	$16.03	$18.68	$18.64

Net investment income[1]	0.00 [2]	0.14	0.12	0.20	0.17	0.19
Net realized and unrealized gain (loss)	(0.07)	0.07	2.82	0.72	(0.54)	2.13

Net increase (decrease) from investment operations	(0.07)	0.21	2.94	0.92	(0.37)	2.32

Distributions:[3]
Net investment income	—	(0.17)	(0.17)	(0.22)	(0.17)[4]	(0.18)[4]
Distributions in excess of net investment income[5]	—	(0.28)	(0.91)	—	(0.68)[4]	(1.26)[4]
Net realized gain	—	—	—	—	(0.61)	(0.25)
Return of capital	(0.20)	(0.90)	(0.17)	(1.74)	(0.82)	(0.59)

Total distributions	(0.20)	(1.35)	(1.25)	(1.96)	(2.28)	(2.28)

Net asset value, end of period	$15.27	$15.54	$16.68	$14.99	$16.03	$18.68

Market price, end of period	$13.13	$14.00	$14.74	$13.24	$14.95	$19.06

Total Return[6]
Based on net asset value	(0.27)%[7]	2.10%	21.93%	7.36%	(2.55)%	13.76%

Based on market price	(4.82)%[7]	4.09%	21.99%	1.68%	(10.93)%	17.58%

Ratios to Average Net Assets
Total expenses	1.10%[8]	1.08%	1.08%	1.10%	1.10%	1.11%

Total expenses after fees waived and/or reimbursed	1.07%[8]	1.08%	1.08%	1.10%	1.09%	1.10%

Net investment income	0.00%[8,9]	0.83%	0.77%	1.34%	0.96%	1.03%

Supplemental Data
Net assets, end of period (000)	$1,060,687	$1,079,862	$1,159,072	$1,041,210	$1,113,920	$1,290,105

Portfolio turnover rate	16%	150%	279%	298%	253%	264%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	99

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$40.22	$34.92	$28.34	$26.65	$27.19	$25.37

Net investment income (loss)[1]	(0.01)	(0.00)[2]	0.12	0.08	(0.01)	0.02
Net realized and unrealized gain	1.10	9.14	8.85	4.11	1.71	3.34

Net increase from investment operations	1.09	9.14	8.97	4.19	1.70	3.36

Distributions:[3]
Net investment income	(0.01)	(0.10)	(0.06)	(0.09)	—	(0.02)
Net realized gain	(2.69)	(3.74)	(2.33)	(2.41)	(2.24)	(1.52)

Total distributions	(2.70)	(3.84)	(2.39)	(2.50)	(2.24)	(1.54)

Net asset value, end of period	$38.61	$40.22	$34.92	$28.34	$26.65	$27.19

Market price, end of period	$42.70	$41.37	$33.56	$27.86	$25.81	$27.14

Total Return[4]
Based on net asset value	2.38%[5]	28.00%	33.37%	16.42%	6.43%	13.69%

Based on market price	10.07%[5]	36.99%	30.38%	18.17%	3.26%	27.33%

Ratios to Average Net Assets
Total expenses	1.16%[6]	1.11%	1.12%	1.13%	1.14%	1.15%

Total expenses after fees waived and/or reimbursed	1.11%[6]	1.11%	1.12%	1.13%	1.13%	1.15%

Net investment income (loss)	(0.10)%[6]	(0.01)%	0.38%	0.29%	(0.02)%	0.09%

Supplemental Data
Net assets, end of period (000)	$303,103	$313,933	$270,161	$218,377	$202,675	$206,392

Portfolio turnover rate	6%	74%	155%	209%	226%	239%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

100	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$7.89	$9.05	$8.28	$8.72	$10.52	$10.92

Net investment income (loss)[1]	(0.00)[2]	0.10	0.13	0.16	0.14	0.14
Net realized and unrealized gain (loss)	(0.17)	(0.53)	1.31	0.35	(0.58)	1.05

Net increase (decrease) from investment operations	(0.17)	(0.43)	1.44	0.51	(0.44)	1.19

Distributions:[3]
Net investment income	—	(0.13)	(0.17)	(0.18)	(0.14)[4]	(0.12)
Distributions in excess of net investment income[5]	—	(0.08)	—	—	(0.53)[4]	—
Return of capital	(0.11)	(0.52)	(0.50)	(0.77)	(0.69)	(1.47)

Total distributions	(0.11)	(0.73)	(0.67)	(0.95)	(1.36)	(1.59)

Net asset value, end of period	$7.61	$7.89	$9.05	$8.28	$8.72	$10.52

Market price, end of period	$6.74	$7.26	$8.14	$7.41	$7.88	$10.56

Total Return[6]
Based on net asset value	(2.10)%[7]	(4.49)%	19.25%	7.65%	(4.55)%	12.06%

Based on market price	(5.77)%[7]	(2.29)%	19.86%	6.61%	(14.07)%	12.49%

Ratios to Average Net Assets
Total expenses	1.12%[8]	1.10%	1.09%	1.11%	1.10%	1.13%

Total expenses after fees waived and/or reimbursed	1.03%[8]	1.05%	1.07%	1.11%	1.10%	1.13%

Net investment income (loss)	(0.13)%[8]	1.17%	1.49%	1.97%	1.37%	1.40%

Supplemental Data
Net assets, end of period (000)	$836,552	$867,986	$995,736	$910,481	$959,153	$1,156,583

Portfolio turnover rate	14%	195%	266%	226%	217%	247%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	101

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31			Period March 30, 2011[1] through October 31, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$12.50	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.04	0.23	0.25	0.18	0.03
Net realized and unrealized loss	(0.72)	(0.27)	(0.97)	(0.19)	(1.57)

Net decrease from investment operations	(0.68)	(0.04)	(0.72)	(0.01)	(1.54)

Distributions:[4]
Net investment income	(0.02)	(0.31)	(0.14)	(0.26)	—
Net realized gain	—	—	—	(0.01)	(0.24)
Return of capital	(0.13)	(0.69)	(1.02)	(1.13)	(0.46)

Total distributions	(0.15)	(1.00)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	—	(0.03)

Net asset value, end of period	$11.67	$12.50	$13.54	$15.42	$16.83

Market price, end of period	$9.71	$10.78	$11.68	$14.12	$14.95

Total Return[5]
Based on net asset value	(5.20)%[6]	0.61%	(3.61)%[7]	0.90%	(7.80)%[6]

Based on market price	(8.53)%[6]	0.58%	(9.19)%	4.02%	(21.79)%[6]

Ratios to Average Net Assets
Total expenses	1.15%[8]	1.35%[9]	1.27%	1.25%	1.35%[8]

Total expenses after fees waived and/or reimbursed	1.04%[9]	1.06%[9]	1.07%	1.05%	1.13%[8]

Net investment income	2.01%[8]	1.70%	1.76%	1.14%	0.27%[8]

Supplemental Data
Net assets, end of period (000)	$1,156,499	$582,220	$630,617	$718,016	$783,792

Portfolio turnover rate	2%	62%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[8]	Annualized.

[9]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

102	ANNUAL REPORT	DECEMBER 31, 2014

Financial Highlights	BlackRock Science and Technology Trust (BST)

Period October 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$19.10 [2]

Net investment loss[3]	(0.01)
Net realized and unrealized gain	0.48

Net increase from investment operations	0.47

Distributions:[4]
Net investment income	(0.00)[5]
Return of capital	(0.10)

Total distributions	(0.10)

Capital Charges with respect to the issuance of Shares	(0.04)

Net asset value, end of period	$19.43

Market price, end of period	$17.59

Total Return[6]
Based on net asset value	2.31%[7]

Based on market price	(11.55)%[7]

Ratios to Average Net Assets
Total expenses	1.19%[8]

Total expenses after fees waived and paid indirectly	0.97%[8]

Net investment loss	(0.24)%[8]

Supplemental Data
Net assets, end of period (000)	$437,380

Portfolio turnover rate	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2014	103

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Period November 1, 2014 to December 31, 2014	Year Ended October 31,		Period November 25, 2011[1] through October 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$22.40	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.11	0.51	0.57	0.54
Net realized and unrealized gain	0.20	2.68	1.44	1.71

Net increase from investment operations	0.31	3.19	2.01	2.25

Distributions:[4]
Net investment income	(0.10)	(0.51)	(0.52)	(0.49)
Net realized gain	—	(0.37)	(0.42)	(0.41)
Return of capital	(0.14)	(0.69)	(0.51)	(0.19)

Total distributions	(0.24)	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	—	(0.04)

Net asset value, end of period	$22.47	$22.40	$20.78	$20.22

Market price, end of period	$20.74	$20.02	$18.36	$19.03

Total Return[5]
Based on net asset value	1.50%[6]	16.94%	11.18%	12.05%[6]

Based on market price	4.82%[6]	18.29%	4.37%	0.71%[6]

Ratios to Average Net Assets
Total expenses	1.17%[7]	1.10%	1.11%	1.12%[7]

Total expenses after fees waived and/or reimbursed	1.11%[7]	1.10%	1.10%	1.11%[7]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.11%[7]	1.10%	1.10%	1.10%[7]

Net investment income	2.83%[7]	2.36%	2.83%	2.94%[7]

Supplemental Data
Net assets, end of period (000)	$379,830	$378,762	$351,325	$341,939

Portfolio turnover rate	2%	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

104	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein individually as a “Trust” and collectively as the “Trusts”:

Fund Name	Herin Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Global Opportunities Equity Trust	BOE	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Non-diversified
BlackRock International Growth and Income Trust	BGY	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Non-diversified

The Board of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

Prior to commencement of operations on October 30, 2014, BST had no operations other than those relating to organizational matters and the sale of 7,592 Common Shares on October 30, 2014 to BlackRock HoldCo. 2, Inc. for $145,007. Investment operations for BST commenced on October 30, 2014.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board of BDJ, the Board and shareholders of BCX and the Board and shareholders of each of BlackRock Dividend Income Trust (BQY), BlackRock EcoSolutions Investment Trust (BQR) and BlackRock Real Asset Equity Trust (BCF) (individually a “Target Trust” and collectively the “Target Trusts”) approved separate plans of reorganization pursuant to which BDJ would acquire substantially all of the assets and assume substantially all of the liabilities of BQY in exchange for an equal aggregate value of newly issued shares of BDJ and BCX would acquire substantially all of the assets and assume substantially all of the liabilities of BQR and BCF in exchange for an equal aggregate value of newly issued shares of BCX in separate merger transactions.

Each shareholder of BQY received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

Each shareholder of BQR and BCF received shares of BCX in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ and BCX in the following amounts and at the following conversion ratios:

Target Trust	Shares Prior to Reorganizations	Conversion Ratio	Shares of BDJ
BQY	6,033,028	1.57393059	9,495,566

Target Trusts	Shares Prior to Reorganizations	Conversion Ratio	Shares of BCX
BQR	12,564,457	0.73620796	9,250,050
BCF	57,173,280	0.75619994	43,234,424

ANNUAL REPORT	DECEMBER 31, 2014	105

Notes to Financial Statements (continued)

Each Target Trust’s net assets and composition of net assets on December 5, 2014, the date of the reorganization, were as follows:

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQY	$82,012,845	$74,388	$(4,394,868)	$10,788,969	$88,481,334

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQR	$163,163,281	$—	$(64,418,338)	$11,883,961	$110,628,904
BCF	$581,405,775	$(315,467)	$(112,655,107)	$48,639,598	$517,074,799

For financial reporting purposes, assets received and shares issued by BDJ and BCX were recorded at fair value. However, the cost basis of the investments being received from the respective Target Trusts were carried forward to align ongoing reporting of BDJ’s and BCX’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BDJ and BCX before the acquisitions were $1,672,452,880 and $557,033,644, respectively.

The aggregate net assets of BDJ and BCX immediately after the acquisitions amounted to $1,760,934,213 and $1,184,737,348, respectively. Each Target Trust’s fair value and cost of investments prior to the reorganizations were as follows:

Target Trust	Fair Value of Investments	Cost of Investments
BQY	$88,510,430	$77,716,510

Target Trust	Fair Value of Investments	Cost of Investments
BQR	$110,216,946	$98,315,757
BCF	$517,114,717	$468,473,614

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions into two funds. Each reorganization was a tax-free event and was effective on December 8, 2014.

Assuming the acquisition had been completed on November 1, 2014 the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

•	Net investment income/loss: $6,739,981

•	Net realized and change in unrealized gain/loss on investments: $20,388,852

•	Net increase in net assets resulting from operations: $27,128,833

Assuming the acquisition had been completed on December 8, 2014 the beginning of the fiscal reporting period of BCX, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

•	Net investment income/loss: $3,796,955

•	Net realized and change in unrealized gain/loss on investments: $(56,054,826)

•	Net increase in net assets resulting from operations: $(52,257,871)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BQY, BQR and BCF that have been included in BDJ and BCX Statement of Operations since December 8, 2014.

106	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Reorganization costs incurred by BDJ and BCX in connection with their respective reorganizations were expensed by BCX and BDJ. The Manager reimbursed BDJ in the amount of $148,630 and BCX in the amount of $522,264, which are shown as reorganization costs reimbursed by Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2014, the Subsidiary did not hold any assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts.

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid. Investments in open-end registered investment companies are valued at the NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally

ANNUAL REPORT	DECEMBER 31, 2014	107

Notes to Financial Statements (continued)

consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or it’s delegate, using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., options written and forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Trust’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

On June 5, 2014, the Board approved a change to the frequency of regular Trust distributions from quarterly to monthly. As a result of the change, beginning in August 2014 (with respect to BOE and BUI) or September 2014 (with respect to BGR, CII, BDJ, BME, BGY, and BCX) shareholders of each Trust began receiving distributions on a monthly basis.

108	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Trust’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Trust as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trust’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Trust may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust on the next business day. During the term of the loan,

ANNUAL REPORT	DECEMBER 31, 2014	109

Notes to Financial Statements (continued)

the Trust is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trust, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

CII
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$641,550	$(641,550)	—

BOE
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$567,326	$(567,326)	—
UBS Securities LLC	750,024	(750,024)	—
Total	$1,317,350	$(1,317,350)	—

BGY
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$192,519	$(192,519)	—
Deutsche Bank Securities, Inc.	624,089	(624,089)	—
Total	$816,608	$(816,608)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$829,080	$(829,080)	—
Goldman Sachs & Co.	1,000,160	(1,000,160)	—
JP Morgan Clearing Corp.	492,184	(492,184)	—
Total	$2,321,424	$(2,321,424)	—

[1]

Collateral with a value of $673,750, $1,401,820, 870,139 and $2,373,800 has been received in connection with securities lending agreements for CII, BOE, BGY and BCX, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

110	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the period ended December 31, 2014, transactions in options written were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BGR
Outstanding options at beginning of period	1,968,995	$3,776,701	—	—
Options written	2,184,288	3,634,414	—	—
Options expired	(1,903,781)	(3,688,391)	—	—
Options closed	(141,132)	(1,019,219)	—	—
Options exercised	—	—	—	—

Outstanding options at end of period	2,108,370	$2,703,505	—	—

ANNUAL REPORT	DECEMBER 31, 2014	111

Notes to Financial Statements (continued)

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
CII
Outstanding options at beginning of period	2,060,803	$5,698,691	1,500	$58,441
Options written	2,028,912	9,711,936	—	—
Options expired	(448,396)	(2,465,325)	—	—
Options closed	(2,011,388)	(6,424,609)	(1,500)	(58,441)
Options exercised	(1,538)	(93,818)	—	—

Outstanding options at end of period	1,628,393	$6,426,875	—	—

BDJ
Outstanding options at beginning of period	3,787,613	$12,597,822	—	—
Options written	4,315,576	20,063,025	—	—
Options expired	(1,263,409)	(3,724,240)	—	—
Options closed	(3,806,780)	(14,338,299)	—	—
Options exercised	(661)	(72,378)	—	—

Outstanding options at end of period	3,032,339	$14,525,930	—	—

BOE
Outstanding options at beginning of period	19,890,120	$10,021,049	—	—
Options written	21,367,042	15,969,385	—	—
Options expired	(10,537,480)	(4,361,458)	—	—
Options closed	(13,827,920)	(10,005,702)	—	—
Options exercised	(568)	(220,209)	—	—

Outstanding options at end of period	16,891,194	$11,403,065	—	—

BME
Outstanding options at beginning of period	705,258	$2,976,376	20,608	$77,354
Options written	814,803	4,487,483	—	—
Options expired	(325,421)	(998,609)	(20,608)	(77,354)
Options closed	(609,636)	(3,143,264)	—	—
Options exercised	(17,649)	(53,587)	—	—

Outstanding options at end of period	567,355	$3,268,399	—	—

BGY
Outstanding options at beginning of period	27,449,975	$8,525,170	51,600	$90,686
Options written	29,196,013	13,253,063	—	—
Options expired	(17,206,055)	(3,955,234)	(51,600)	(90,686)
Options closed	(13,327,603)	(7,946,547)	—	—
Options exercised	(3,670,064)	(91,469)	—	—

Outstanding options at end of period	22,442,266	$9,784,983	—	—

112	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BCX
Outstanding options at beginning of period	5,845,538	$2,646,767	—	—
Options written	18,866,016	10,634,353	—	—
Options expired	(8,194,946)	(3,383,552)	—	—
Options closed	(5,508,476)	(3,778,204)	—	—
Options exercised	—	—	—	—

Outstanding options at end of period	11,008,132	$6,119,364	—	—

BST[1]
Outstanding options at beginning of period	—	—	—	—
Options written	9,877,592	$5,699,985	2,009,105	$1,343,315
Options expired	(2,015,672)	(1,103,820)	(497,090)	(571,087)
Options closed	(2,899,021)	(1,197,810)	(10,528)	(124,957)
Options exercised	—	—	(711,284)	(219,230)

Outstanding options at end of period	4,962,899	$3,398,355	790,203	$428,041

BUI
Outstanding options at beginning of period	2,843,128	$2,019,971	—	—
Options written	3,873,862	2,765,642	—	—
Options expired	(1,074,589)	(922,401)	—	—
Options closed	(2,893,998)	(1,603,931)	—	—
Options exercised	(40)	(2,620)	—	—

Outstanding options at end of period	2,748,363	$2,256,661	—	—

[1]	Commenced operations on October 30, 2014.

As of December 31, 2014, the value of portfolio securities subject to covered call options written was as follows:

Value
BGR	$126,150,662
CII	$302,562,059
BDJ	$841,564,708
BOE	$432,089,403
BME	$109,053,278
BGY	$347,438,525
BCX	$275,848,442
BST	$120,028,424
BUI	$104,065,663

ANNUAL REPORT	DECEMBER 31, 2014	113

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
		BGR		CII		BDJ
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	—	—	$5,302,499	$190,493	—	—
Equity contracts	Options written at value	—	$1,574,557	—	7,478,281	—	$16,391,070
Total		—	$1,574,557	$5,302,499	$7,668,774	—	$16,391,070

		Value
		BOE		BME		BGY
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Equity contracts	Options written at value	—	$10,714,090	—	$2,914,970	—	$10,585,312

		Value
		BCX		BST		BUI
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Equity contracts	Options written at value	—	$7,461,454	—	$3,180,904	—	$3,104,982

The Effect of Derivative Financial Instruments in the Statements of Operations
Period Ended December 31, 2014
	BGR	CII	BDJ	BGR	CII	BDJ
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	—	—	—	$2,943,736	—
Equity contracts:
Options[1]	$4,359,325	$(9,885,718)	$(18,870,786)	$(507,808)	3,289,468	$9,214,259
Total	$4,359,325	$(9,885,718)	$(18,870,786)	$(507,808)	$6,233,204	$9,214,259

	BOE	BME	BGY	BOE	BME	BGY
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Options[1]	$(11,353,918)	$(1,966,358)	$(5,584,407)	$9,339,874	$1,506,360	$7,044,744

	BCX[2]	BST	BUI	BCX	BST	BUI
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Options[1]	$(119,699)	$1,023,757	$(1,653,983)	$(1,520,545)	$645,492	$1,186,181

[1]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments.

[2]	Consolidated Statement of Operations.

114	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

For the period ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BGR	CII	BDJ	BOE	BME
Forward foreign currency exchange contracts:
Average USD amounts purchased	—	$75,013,636	—	—	—
Average USD amounts sold	—	$3,374,034	—	—	—
Options:
Average market value of options contracts written	$1,574,557	$7,478,281	$16,391,070	$10,714,090	$2,914,970

	BGY	BCX	BST	BUI
Options:
Average market value of options contracts written	$10,585,312	$7,461,454	$3,180,904	$3,104,982

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform.

With exchange traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Trust from its counterparties are not fully collateralized, a Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

ANNUAL REPORT	DECEMBER 31, 2014	115

Notes to Financial Statements (continued)

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of December 31, 2014, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BGR		CII		BDJ
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	—	$5,302,499	$190,493	—	—
Options	—	$1,574,557	—	7,478,281	—	$16,391,070

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(670,215)	—	(5,384,457)	—	(11,395,536)

Total derivative assets and liabilities subject to an MNA	—	$904,342	$5,302,499	$2,284,317	—	$4,995,534

	BOE		BME		BGY
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$10,714,090	—	$2,914,970	—	$10,585,312

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,520,593)	—	(2,478,467)	—	(661,903)

Total derivative assets and liabilities subject to an MNA	—	$6,193,497	—	$436,503	—	$9,923,409

	BCX		BST		BUI
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$7,461,454	—	$3,180,904	—	$3,104,982

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,739,005)	—	(1,808,449)	—	(875,786)

Total derivative assets and liabilities subject to an MNA	—	$4,722,449	—	$1,372,455	—	$2,229,196

As of December 31, 2014, the following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts.

BGR
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Credit Suisse International	$33	—	—	—	$33
Deutsche Bank AG	523,046	—	$(443,760)	—	79,286
Goldman Sachs International	378,559	—	—	—	378,559
Morgan Stanley & Co. International PLC	36	—	—	—	36
UBS AG	2,668	—	—	—	2,668

Total	$904,342	—	$(443,760)	—	$460,582

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statements of Assets and Liabilities.

116	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

CII
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$20,094	$(20,094)	—	—	—
Goldman Sachs & Co.	1,206,787	—	—	—	1,206,787
Morgan Stanley & Co. International PLC	3,575,559	(1,007,270)	—	—	2,568,289
RBS Securities, Inc.	483,701	(1,346)	—	—	482,355
State Street Bank and Trust Co.	5,366	—	—	—	5,366
UBS Securities LLC	10,992	—	—	—	10,992

Total	$5,302,499	$(1,028,710)	—	—	$4,273,789

CII
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$20,792	—	—	—	$20,792
BNP Paribas S.A.	180,768	$(20,094)	—	—	160,674
Citibank N.A.	390,881	—	$(390,881)	—	—
Credit Suisse International	71,064	—	—	—	71,064
Deutsche Bank AG	249,535	—	—	$(100,000)	149,535
Goldman Sachs International	306,008	—	(306,008)	—	—
Morgan Stanley & Co. International PLC	1,007,270	(1,007,270)	—	—	—
RBS Securities, Inc.	1,346	(1,346)	—	—	—
UBS AG	56,653	—	(56,653)	—	—

Total	$2,284,317	$(1,028,710)	$(753,542)	$(100,000)	$402,065

BDJ
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$23,911	—	—	—	$23,911
Citibank N.A.	190,262	—	$(92,262)	$(98,000)	—
Credit Suisse International	1,705,083	—	(1,705,083)	—	—
Deutsche Bank AG	216,204	—	(216,204)	—	—
Goldman Sachs International	2,071,095	—	(2,071,095)	—	—
Morgan Stanley & Co. International PLC	628,885	—	(628,885)	—	—
UBS AG	160,094	—	—	—	160,094

Total	$4,995,534	—	$(4,713,529)	$(98,000)	$184,005

BOE
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$322,211	—	$(322,211)	—	—
BNP Paribas S.A.	504	—	—	—	$504
Citibank N.A.	575,903	—	(575,903)	—	—
Credit Suisse International	334,151	—	(334,151)	—	—
Deutsche Bank AG	2,175,794	—	(2,175,794)	—	—
Goldman Sachs International	586,909	—	(586,909)	—	—
Morgan Stanley & Co. International PLC	1,271,821	—	(1,271,821)	—	—
UBS AG	926,204	—	(926,204)	—	—

Total	$6,193,497	—	$(6,192,993)	—	$504

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and /or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statements of Assets and Liabilities.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

ANNUAL REPORT	DECEMBER 31, 2014	117

Notes to Financial Statements (continued)

BME
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$16,939	—	—	—	$16,939
Credit Suisse International	38,753	—	—	—	38,753
Deutsche Bank AG	153,988	—	—	—	153,988
Goldman Sachs International	90,147	—	—	—	90,147
Morgan Stanley & Co. International PLC	48,530	—	$(48,530)	—	—
UBS AG	88,146	—	(88,146)	—	—

Total	$436,503	—	$(136,676)	—	$299,827

BGY
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$654,516	—	$(571,516)	$(83,000)	—
BNP Paribas S.A.	120,046	—	—	—	$120,046
Citibank N.A.	366,451	—	—	(366,451)	—
Credit Suisse International	366,673	—	—	—	366,673
Deutsche Bank AG	2,651,100	—	—	(2,651,100)	—
Goldman Sachs International	2,269,580	—	—	(2,269,580)	—
Morgan Stanley & Co. International PLC	1,800,846	—	(1,800,846)	—	—
UBS AG	1,694,197	—	—	(1,694,197)	—

Total	$9,923,409	—	$(2,372,362)	$(7,064,328)	$486,719

BCX
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$70,860	—	—	—	$70,860
Barclays Bank PLC	102,335	—	—	—	102,335
BNP Paribas S.A.	4	—	—	—	4
Citibank N.A.	540,571	—	$(540,571)	—	—
Credit Suisse International	274,379	—	(274,379)	—	—
Deutsche Bank AG	821,244	—	(704,412)	—	116,832
Goldman Sachs International	1,166,932	—	(1,166,932)	—	—
Morgan Stanley & Co. International PLC	955,857	—	(955,857)	—	—
UBS AG	790,267	—	(790,267)	—	—

Total	$4,722,449	—	$(4,432,418)	—	$290,031

BST
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$131,104	—	—	—	$131,104
Citibank N.A.	73,734	—	—	—	73,734
Credit Suisse International	106,252	—	—	—	106,252
Goldman Sachs International	273,239	—	—	—	273,239
JPMorgan Chase Bank N.A.	99,061	—	—	—	99,061
Morgan Stanley & Co. International PLC	341,855	—	—	—	341,855
UBS AG	347,210	—	—	—	347,210

Total	$1,372,455	—	—	—	$1,372,455

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statements of Assets and Liabilities.

118	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

BUI
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$167,110	—	—	—	$167,110
Citibank N.A.	320,300	—	$(320,300)	—	—
Credit Suisse International	441,325	—	(441,325)	—	—
Deutsche Bank AG	125,049	—	(125,049)	—	—
Goldman Sachs International	297,162	—	(297,162)	—	—
Morgan Stanley & Co. International PLC	644,385	—	(644,385)	—	—
UBS AG	233,865	—	—	—	233,865

Total	$2,229,196	—	$(1,828,221)	—	$400,975

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BCX	1.00%
BST	1.00%
BUI	1.00%

Prior to December 8, 2014, the monthly fee at an annual rate as a percentage of average weekly net assets of BDJ was 0.81% and as a percentage of average daily net assets of BCX was 1.20%.

The Manager has agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily net assets as follows:

Expiration Date
BST	0.20%	October 31, 2018
	0.15%	October 31, 2019
	0.10%	October 31, 2020
	0.05%	October 31, 2021

The Manager has voluntarily agreed to waive 0.05% of the investment advisory fees on BGY as a percentage of its average daily net assets.

Prior to December 8, 2014, the Manager had agreed to waive 0.20% of the investment advisory fees on BCX as a percentage of its average daily net assets. Subsequent to December 8, 2014, the waiver was discontinued.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

ANNUAL REPORT	DECEMBER 31, 2014	119

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the period ended December 31, 2014, the amounts waived were as follows:

BGR	$4,155
CII	$456
BDJ	$4,544
BOE	$1,424
BME	$510
BGY	$2,038
BCX	$2,483
BST	$11,291
BUI	$798

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BGR and BCX. The Manager pays BIL for services it provides to a Trust, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager. Prior to July 1, 2014, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) for BGR, CII, BDJ and BUI, BlackRock Investment Management, LLC (“BIM”) for CII and BUI and BlackRock Capital Management, Inc. (“BCM”) for BGY and BCX, each an affiliate of the Manager. Each sub-advisor received for services it provides to a Trust a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Trust to the Manager. Effective July 1, 2014, each sub-advisory agreement between the Manager and BFM, BIM and BCM, with respect to each Trust, expired.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Trust retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Trust is shown as securities lending — affiliated — net in the Statements of Operations. For the period ended December 31, 2014, each Trust paid BIM the following amounts for securities lending agent services:

CII	$257
BOE	$2,681
BME	$63
BGY	$826
BCX	$8,294

The Manager reimbursed each Trust, with the exception of BST, for a portion of the costs associated with a fiscal year end change. These amounts are shown as expenses reimbursed by Manager in the Statements of Operations.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

120	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the period ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BME	$1,813,396	—

6. Purchases and Sales:

For the period ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$25,558,783	$83,044,764
CII	$13,923,041	$26,435,647
BDJ	$6,673,187	$9,611,708
BOE	$171,391,247	$189,448,343
BME	$18,390,399	$41,631,908
BGY	$117,742,647	$164,490,783
BCX	$16,734,726	$14,426,798
BST	$395,834,367	$20,165,463
BUI	$7,259,725	$14,644,234

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for the period ended December 31, 2014 and each of the four years ended October 31, 2014 with the exception of BCX, BST and BUI. The statutes of limitations on BCX’s U.S. federal tax returns remains open for the period ended December 31, 2014, the three years ended October 31, 2014 and the period ended October 31, 2011. The statutes of limitations on BUI’s U.S. federal tax returns remains open for period ended December 31, 2014, the two years ended October 31, 2014 and the period ended October 31, 2012. The statutes of limitations on BST’s U.S. federal tax returns remains open for the period ended December 31, 2014. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, non-deductible expenses, income recognized from investments in partnerships, limitations on the utilization of capital loss carryforwards and the accounting for real estate investment trusts were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BME
Paid-in capital	—	—	$(16,165,167)	$(18,023,664)	—
Undistributed (distributions in excess of) net investment income	$(34,427)	$(3,265)	$(3,365)	$493,295	$52,826
Accumulated net realized gain (loss)	$34,427	$3,265	$16,168,532	$17,530,369	$(52,826)

	BGY	BCX	BST	BUI
Paid-in capital	$(417,601)	$(24,711,866)	$(45,000)	—
Undistributed (distributions in excess of) net investment income	$549,237	$36,365	$265,333	$(12,111)
Accumulated net realized gain (loss)	$(131,636)	$24,675,501	$(220,333)	$12,111

ANNUAL REPORT	DECEMBER 31, 2014	121

Notes to Financial Statements (continued)

The tax character of distributions paid were as follows:

	BGR	CII	BDJ	BOE	BME
Ordinary income
12/31/14	$20,473,130	$4,539,117	$6,490,341	—	$10,151,557
10/31/14	$44,116,137	$28,519,674	$29,340,373	$30,973,920	$16,767,193
10/31/13	$13,788,843	$13,908,365	$68,370,120	$74,620,843	$6,308,117
Long-term capital gains
12/31/14	$21,497,236	—	—	—	$10,928,227
10/31/14	$82,539,116	—	—	—	$13,009,161
10/31/13	$34,432,429	—	$32,140,223	—	$12,125,678
Return of capital
12/31/14	—	$4,285,163	$10,716,791	$13,959,167	—
10/31/14	—	$28,838,146	$79,569,763	$62,866,563	—
10/31/13	—	$39,037,315	—	$11,996,866	—

Total
12/31/14	$41,970,366	$8,824,280	$17,207,132	$13,959,167	$21,079,784

10/31/14	$126,655,253	$57,357,820	$108,910,136	$93,840,483	$29,776,354

10/31/13	$48,221,272	$52,945,680	$100,510,343	$86,617,709	$18,433,795

	BGY	BCX	BST	BUI
Ordinary income
12/31/14	—	$2,386,991	$48,058	$1,712,370
10/31/14	$22,280,887	$14,352,994	—	$8,735,252
10/31/13	$18,226,947	$6,452,839	—	$14,081,651
Long-term capital gains
12/31/14	—	—	—	—
10/31/14	—	—	—	6,241,040
10/31/13	—	—	—	1,801,216
Return of capital
12/31/14	11,548,874	8,841,474	2,202,701	2,379,115
10/31/14	57,741,812	32,315,467	—	11,593,002
10/31/13	55,619,854	47,574,521	—	8,632,231

Total
12/31/14	$11,548,874	$11,228,465	$2,250,759	$4,091,485

10/31/14	$80,022,699	$46,668,461	—	$26,569,294

10/31/13	$73,846,801	$54,027,360	—	$24,515,098

As of December 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BME
Undistributed ordinary income	$52,576	—	—	—	$2,925,818
Undistributed long-term capital gains	—	—	—	—	2,957,704
Capital loss carryforwards	(2,254,065)	$(84,536,896)	$(131,444,825)	$(92,334,368)	—
Net unrealized gains (losses)[1]	(39,940,407)	86,605,663	305,125,287	113,041,210	112,153,927

Total	$(42,141,896)	$2,068,767	$173,680,462	$20,706,842	$118,037,449

	BGY	BCX	BST	BUI
Capital loss carryforwards	$(526,539,406)	$(243,589,241)	$(750,064)	$(819,024)
Net unrealized gains (losses)[1]	20,103,193	(44,373,625)	11,338,221	84,242,954

Total	$(506,436,213)	$(287,962,866)	$10,588,157	$83,423,930

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to Trustees and the accounting for real estate investment trusts.

122	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (continued)

As of December 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST	BUI
2015	—	$2,664,939	$29,846,203	$34,833,935		$2,849,098	—	—
2016	—	70,040,876	61,470,173	38,148,041	$458,843,935	2,659,644	—	—
2017	—	2,615,197	8,526,748	—	55,605,462	1,795,201	—	—
No expiration date[1]	$2,254,065	9,215,884	31,601,701	19,352,392	12,090,009	236,285,298	$750,064	$819,024

Total	$2,254,065	$84,536,896	$131,444,825	$92,334,368	$526,539,406	$243,589,241	$750,064	$819,024

[1]	Must be utilized prior to losses subject to expiration.

As of December 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BME
Tax cost	$676,027,849	$600,788,865	$1,449,972,170	$948,688,030	$191,452,747

Gross unrealized appreciation	$31,021,550	$135,435,579	$380,718,589	$162,068,949	$116,879,104
Gross unrealized depreciation	(71,389,319)	(41,969,725)	(67,701,898)	(41,454,087)	(2,185,862)

Net unrealized appreciation (depreciation)	$(40,367,769)	$93,465,854	$313,016,691	$120,614,862	$114,693,242

	BGY	BCX	BST	BUI
Tax cost	$809,546,956	$1,200,594,063	$416,515,059	$293,496,579

Gross unrealized appreciation	$71,562,295	$117,482,636	$18,756,791	$93,067,737
Gross unrealized depreciation	(43,205,572)	(151,838,516)	(7,737,685)	(1,220,870)

Net unrealized appreciation (depreciation)	$28,356,723	$(34,355,880)	$11,019,106	$91,846,867

8. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of December 31, 2014, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Utilities	BUI
Energy	BGR, BCX, BUI
Health Care	BME
Financials	CII, BDJ, BGY
Information Technology	CII, BST
Materials	BCX
Consumer Discretionary	CII

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial

ANNUAL REPORT	DECEMBER 31, 2014	123

Notes to Financial Statements (continued)

reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2014, the Trusts’ investments listed below had the following industry classifications:

Industry	BOE	BGY
Banks	9%	8%
Pharmaceuticals	8%	14%
Oil, Gas & Consumable Fuels	7%	6%
Software	7%	1%
Internet Software & Services	5%	6%
Semiconductors & Semiconductor Equipment	3%	6%
Machinery	2%	6%

*	All other industries held were each less than 5%.

9. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Prior to commencement of operations, organization costs associated with the establishment of BST were expensed by BST. Offering costs incurred in connection with the Trust’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $795,000.

Transactions in common shares of beneficial interest during the period ended December 31, 2014 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-allotment Option
BST	10/30/2014	21,007,592	1,500,000

For the periods shown, shares issued and outstanding increased by the following amounts as a result of reorganizations:

Period Ended December 31, 2014
BDJ	9,495,566
BCX	52,484,474

Shares issued and outstanding during the period ended December 31, 2014 and the year ended October 31, 2014 increased by the following amounts as a result of dividend reinvestments:

	Period Ended December 31, 2014	Year Ended October 31, 2014
BME	45,589	67,810

Shares issued and outstanding remained constant for BGR, CII, BOE, BGY and BUI for the period ended December 31, 2014 and for BGR, CII, BDJ, BOE, BGY, BCX, and BUI for the year ended October 31, 2014.

At December 31, 2014, 7,592 shares of BST were owned by affiliates.

124	ANNUAL REPORT	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on January 30, 2015 to shareholders of record on January 15, 2015 as follows:

Common Dividend Per Share
BGR	$0.13500
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.16500
BGY	$0.04900
BCX	$0.07710
BST	$0.10000
BUI	$0.12100

Additionally, certain Trusts declared a distribution in the following amounts per share on February 2, 2015 payable to shareholders of record on February 13, 2015 as follows:

Common Dividend Per Share
BGR	$0.13500
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.16500
BGY	$0.04900
BCX	$0.07710
BST	$0.10000
BUI	$0.12100

ANNUAL REPORT	DECEMBER 31, 2014	125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Utility and Infrastructure Trust, and the Board of Directors and Shareholders of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust, and BlackRock Utility and Infrastructure Trust, as of December 31, 2014, and the related statements of operations and cash flows for the period then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented (as to BlackRock Science and Technology Trust, for the period from commencement of operations through December 31, 2014). We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust, and BlackRock Utility and Infrastructure Trust, the “Trusts”), as of December 31, 2014, and the related consolidated statements of operations and cash flows for the period then ended, the consolidated statements of changes in net assets for each of the periods presented, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust, and BlackRock Utility and Infrastructure Trust as of December 31, 2014, the results of their operations and their cash flows for the period then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Resources & Commodities Strategy Trust as of December 31, 2014, the consolidated results of its operations and cash flows for the period then ended, the consolidated changes in its net assets for each of the periods presented, and its consolidated financial highlights in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2015

126	ANNUAL REPORT	DECEMBER 31, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2014.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]
BGR	11/28/14 - 12/31/14	51.22%	—	25.14%	13.45%	15.67%
CII	11/28/14 - 12/31/14	—	48.56%	24.43%	19.26%	—
BDJ	11/28/14 - 12/31/14	—	62.28%	37.72%	37.72%	—
BOE	11/28/14 - 12/31/14	—	100.00%	—	—	—
BME	11/28/14 - 12/31/14	51.84%	—	8.81%	6.70%	47.70%
BGY	11/28/14 - 12/31/14	—	100.00%	—	—	—
BCX	11/28/14 - 12/31/14	—	78.74%	21.26%	20.95%	—
BST	12/31/14	—	97.86%	2.14%	2.14%	—
BUI	11/28/14 - 12/31/14	—	58.15%	41.85%	24.02%	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.

[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The following information is provided with respect to the distributions paid during the taxable period ended December 8, 2014.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]
BQY	11/3/14 - 11/28/14	—	72.04%	27.96%	27.50%	—
BQR	11/28/14	—	80.19%	19.81%	19.81%	—
BCF	11/3/14 - 11/28/14	—	88.89%	11.11%	11.11%	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.

[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	DECEMBER 31, 2014	127

Disclosure of Investment Advisory Agreement and Fee Waiver Letter

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Science and Technology Trust (the “Trust”) met on September 5, 2014 to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and BlackRock Advisors, LLC, the Trust’s investment advisor (the “Manager”). The Board also considered the approval of the Investment Advisory Fee Waiver letter (the “Fee Waiver Letter”) between the Trust and the Manager. The Manager is referred to herein as “BlackRock.” The Advisory Agreement and the Fee Waiver Letter are referred to herein as the “Agreements.”

Activities and Composition of the Board

At the time the Board considered the Agreements on September 5, 2014, the Board consisted of eleven individuals, six of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”), and an additional three of whom would be Independent Board Members after the completion of the Trust’s initial public offering. The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee, each of which is currently chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Trust by BlackRock, its personnel and its affiliates, including, applicable, investment management, administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the September 5, 2014 meeting, the Board received materials specifically relating to the Agreements. The materials provided in connection with the September 5, 2014 meeting included information regarding (i) the investment objectives and policies of the Trust; (ii) the team of investment advisory personnel assigned to the Trust; (iii) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Trust’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and a customized peer group selected by BlackRock; and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Trust. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds (including the investment performance of BlackRock portfolio management in general), BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of BlackRock and BlackRock’s parent companies, information on the profits realized by BlackRock and its affiliates as a result of its relationships with such funds, general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable, BlackRock’s policies and procedures in respect of execution of portfolio transactions, the existence, impact and sharing of potential economies of scale and other matters.

At the in person meeting held on September 5, 2014, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and unanimously approved the Advisory Agreement between the Manager and the Trust and unanimously approved the Fee Waiver Letter between the Manager and the Trust. In approving the Agreements, the Board considered: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s estimated costs to investors compared to the costs of Expense Peers; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of their relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

128	ANNUAL REPORT	DECEMBER 31, 2014

Disclosure of Investment Advisory Agreement and Fee Waiver Letter (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock to the Trust, including investment advisory services. The Board met with BlackRock’s senior management personnel responsible for investment operations, including senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team, investments by portfolio managers in the funds they manage, portfolio trading capabilities, use of technology, commitment to compliance, credit analysis capabilities, risk analysis and oversight capabilities and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board Members, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed five sub-categories of fees and expenses for the Trust compared with the other funds in its Lipper expense group: (i) contractual management fees; (ii) total expenses, including investment-related expenses and taxes; (iii) total expenses, excluding investment-related expenses and taxes; (iv) management fees based on common shares; and (v) non-management expenses. The Board also considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board discussed that the Trust’s contractual management fee was proposed to be 1% of managed assets. The Board then acknowledged that, pursuant to the Fee Waiver Letter, the Manager had offered to contractually waive a portion of the Trust’s management fee through 2021 as follows: waive 0.20% for 2014 through 2018, 0.15% in 2019, 0.10% in 2020 and 0.05% in 2021, with no waiver beginning in 2022. The Board noted that, relative to the other funds in its Lipper expense group, the Trust fell in the first quartile for all fees where adequate Lipper information was provided. The Board recognized that, within contractual management fees and management fees based on common shares, two Lipper-selected comparison funds did not have a stated contractual management fee and that, in both of these categories, the Trust had the lowest management fee of the funds that have stated management fees. The Board also reviewed a separate peer group of five other funds selected by BlackRock, based on similarity of strategy or sector equity representation. The Board noted that the Trust had the lowest net total expenses and lowest gross total expenses of this peer group, that the Trust’s net management fees would be the lowest or second-lowest of this peer group (depending on the amount of the year’s waiver) and that the Trust’s gross management fee was the second-lowest of this peer group.

The Board Members noted that they had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board Members also noted that they had previously received information on BlackRock’s costs of services and profitability with respect to the other funds the Board currently oversees, as described above, including funds pursuing equity-based and options strategies similar to those proposed for the Trust, for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Trust’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board Members then noted their previous review of BlackRock’s costs of services and profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board Members considered their prior review of BlackRock’s assumptions and methodology of

ANNUAL REPORT	DECEMBER 31, 2014	129

Disclosure of Investment Advisory Agreement and Fee Waiver Letter (continued)

allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board noted that, as a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board Members then noted their previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board Members reviewed their previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices, including reports from BlackRock, which included information on brokerage commissions, and trade execution practices for BlackRock closed-end funds, throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the refinancing of auction rate preferred securities for certain BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund reorganizations; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

130	ANNUAL REPORT	DECEMBER 31, 2014

Disclosure of Investment Advisory Agreement and Fee Waiver Letter (concluded)

The Board, including all of the Independent Board Members, concluded that the ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

ANNUAL REPORT	DECEMBER 31, 2014	131

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of all distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

132	ANNUAL REPORT	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	79 RICs consisting of 79 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	112 RICs consisting of 232 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services), Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	DECEMBER 31, 2014	133

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr Flynn turns 75 in 2014.

[3]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[5]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

134	ANNUAL REPORT	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 19, 2014, Brendan Kyne resigned as Vice President of each Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as a Trustees of each Trust. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as a Trustees of each Trust.

ANNUAL REPORT	DECEMBER 31, 2014	135

Officers and Trustees (concluded)

Investment Advisor	Custodians
BlackRock Advisors, LLC	The Bank of New York Mellon
Wilmington, DE 19809	New York, NY 10286[2]

Sub-Advisors
BlackRock International LTD.[1]	Brown Brothers, Harriman & Co.
Edinburgh, EH3 8JB	Boston, MA 02109[3]
United Kingdom

Accounting Agent	Transfer Agent
The Bank of New York Mellon	Computershare Trust Company, N.A.
Brooklyn, NY 11217	Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For BGR and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

Effective February 5, 2015, Simon McGeough became a portfolio manager of BGY and BOE. The other portfolio managers of BGY and BOE are Thomas Callan, Kyle McClements, Christopher Accettella, Ian Jamieson and Erin Xie.

Effective February 23, 2015, Peter Stournaras became a portfolio manager of CII. The other portfolio managers of CII are Kyle McClements and Christopher Accettella.

136	ANNUAL REPORT	DECEMBER 31, 2014

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Resources & Commodities Strategy Trust (the “Fund”) held on Monday, November 10, 2014, the results were as follows:

The shareholders of the Fund are being asked to approve the issuance of additional common shares of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock Real Asset Equity Trust and the Fund.

With respect to the Proposal, the shares of the Fund were voted as follows:

For	Votes Against	Abstain
22,364,011	1,055,038	379,440

The shareholders of the Fund are being asked to approve the issuance of additional common shares of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock EcoSolutions Investment Trust and the Fund.

With respect to the Proposal, the shares of the Fund were voted as follows:

For	Votes Against	Abstain
19,187,246	4,218,329	392,922

Trust Certification

All Trusts are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed on page 136, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	DECEMBER 31, 2014	137

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’ at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

138	ANNUAL REPORT	DECEMBER 31, 2014

This report is intended for existing current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End 12/31/2014[4]	Previous Fiscal Year End 10/31/2014	Current Fiscal Year End 12/31/2014[4]	Previous Fiscal Year End 10/31/2014	Current Fiscal Year End 12/31/2014[4]	Previous Fiscal Year End 10/31/2014	Current Fiscal Year End 12/31/2014[4]	Previous Fiscal Year End 10/31/2014
BlackRock Enhanced Capital and Income Fund, Inc.	$36,583	$43,039	$0	$0	$4,000	$14,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End 12/31/2014[4]	Previous Fiscal Year End 10/31/2014
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 The registrant changed its fiscal year end from October to December in 2014 so this fiscal year consists of the two months ended December 31, 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End 12/31/2014[1]	Previous Fiscal Year End 10/31/2014
BlackRock Enhanced Capital and Income Fund, Inc.	$4,000	$14,850

1 The registrant changed its fiscal year end from October to December in 2014 so this fiscal year consists of two months ended December 31, 2014.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Peter Stournaras, CFA, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock and Christopher Accettella, Director at BlackRock. Messrs. Stournaras, McClements and Accettella are the Fund’s portfolio managers and responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. McClements has been a member of the Fund’s portfolio management team since 2009. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012. Mr. Stournaras has been a member of the Fund’s portfolio management team since 2015.

Portfolio Manager	Biography
Peter Stournaras, CFA	Managing Director of BlackRock, Inc. since 2010.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.

Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

(a)(2) As of December 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	14	6	2	0	0	0
	$7.41 Billion	$1.62 Billion	$280.3 Million	$0	$0	$0
Kyle McClements, CFA	8	3	0	0	0	0
	$6.54 Billion	$1.47 Billion	$0	$0	$0	$0
Christopher Accettella	8	3	0	0	0	0
	$6.54 Billion	$1.47 Billion	$0	$0	$0	$0

(iv)     Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers on this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of December 31, 2014:

  Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Mr. Stournaras

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Head of Alpha Strategies determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and BlackRock’s Head of Alpha Strategies.

Discretionary Incentive Compensation

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Stournaras, McClements and Accettella do not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter Stournaras, CFA	None
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto (a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 27, 2015